   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 28, 1995


                                                            FILE NO.  33-5852
                                                            FILE NO. 811-4676
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A
                            ------------------------


                                    REGISTRATION STATEMENT
                               UNDER THE SECURITIES ACT OF 1933                        /X/
                               POST-EFFECTIVE AMENDMENT NO. 19                         /X/
                                             AND
                                    REGISTRATION STATEMENT
                           UNDER THE INVESTMENT COMPANY ACT OF 1940                    /X/
                                       AMENDMENT NO. 21                                /X/


                                  HARBOR FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                        ONE SEAGATE, TOLEDO, OHIO 43666
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (419) 247-1940
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

              RONALD C. BOLLER                              ERNEST V. KLEIN, ESQ.
                 HARBOR FUND                                    HALE AND DORR
                 ONE SEAGATE                                   60 STATE STREET
             TOLEDO, OHIO 43666                          BOSTON, MASSACHUSETTS 02109

                    (NAME AND ADDRESS OF AGENTS FOR SERVICE)

                            ------------------------


  IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE ON MARCH 1, 1996 PURSUANT TO PARAGRAPH (A) OF RULE 485.



  THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SHARES UNDER THE SECURITIES ACT OF 1933, PURSUANT TO RULE 24F-2, AND THE RULE 24F-2 NOTICE FOR THE REGISTRANT'S FISCAL YEAR ENDED OCTOBER 31, 1995 WAS FILED ON DECEMBER 19, 1995.



                 THE INDEX TO EXHIBITS IS LOCATED AT PAGE 163.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  HARBOR FUND

                             CROSS-REFERENCE SHEET

                          ITEMS REQUIRED BY FORM N-1A

              ITEM NUMBER IN PART A                             PROSPECTUS CAPTION
--------------------------------------------------   -----------------------------------------
    1.   Cover Page...............................   COVER PAGE
    2.   Synopsis.................................   PROSPECTUS SUMMARY
    3.   Condensed Financial Information..........   FINANCIAL HIGHLIGHTS
    4.   General Description of Registrant........   HARBOR FUND IN DETAIL; ORGANIZATION AND
                                                     CAPITALIZATION
    5.   Management of the Fund...................   HARBOR FUND IN DETAIL; THE ADVISER,
                                                     SUBADVISERS, DISTRIBUTOR AND SHAREHOLDER
                                                     SERVICING AGENT; BACK COVER
    6.   Capital Stock and Other Securities.......   ORGANIZATION AND CAPITALIZATION; DIS-
                                                     TRIBUTIONS AND TAX INFORMATION; NET ASSET
                                                     VALUE; PORTFOLIO TRANSACTIONS
    7.   Purchase of Securities Being Offered.....   YOUR HARBOR FUND ACCOUNT -- HOW TO BUY
                                                     SHARES; NET ASSET VALUE
    8.   Redemption or Repurchase.................   YOUR HARBOR FUND ACCOUNT -- HOW TO SELL
                                                     SHARES; NET ASSET VALUE
    9.   Pending Legal Proceedings................   NOT APPLICABLE

                                                              STATEMENT OF ADDITIONAL
              ITEM NUMBER IN PART B                             INFORMATION CAPTION
--------------------------------------------------   -----------------------------------------
   10.   Cover Page...............................   COVER PAGE
   11.   Table of Contents........................   TABLE OF CONTENTS
   12.   General Information and History..........   ORGANIZATION AND CAPITALIZATION
   13.   Investment Objectives and Policies.......   ADDITIONAL POLICIES OF THE FUNDS; IN-
                                                     VESTMENT PRACTICES OF THE FUNDS;
                                                     INVESTMENT RESTRICTIONS
   14.   Management of the Fund...................   TRUSTEES AND OFFICERS
   15.   Control Persons and Principal Holders of
           Securities.............................   TRUSTEES AND OFFICERS
   16.   Investment Advisory and Other Services...   THE ADVISER, SUBADVISERS, DISTRIBUTOR AND
                                                     SHAREHOLDER SERVICING AGENT; INDEPENDENT
                                                     ACCOUNTANTS AND FINANCIAL STATEMENTS
   17.   Brokerage Allocation.....................   PORTFOLIO TRANSACTIONS
   18.   Capital Stock and Other Securities.......   ORGANIZATION AND CAPITALIZATION
   19.   Purchase, Redemption and Pricing of
           Securities Being Offered...............   SHAREHOLDER INVESTMENT ACCOUNT;
                                                     REDEMPTIONS; NET ASSET VALUE
   20.   Tax Status...............................   TAX INFORMATION
   21.   Underwriters.............................   THE ADVISER, SUBADVISERS, DISTRIBUTOR AND
                                                     SHAREHOLDER SERVICING AGENT
   22.   Calculation of Yield Quotations of Money
           Market Funds...........................   PERFORMANCE AND YIELD INFORMATION
   23.   Financial Statements.....................   PORTFOLIO TRANSACTIONS; INDEPENDENT
                                                     ACCOUNTANTS AND FINANCIAL
                                                     STATEMENTS

                                Prospectus

                                ------------------------------------------------

                                LOGO

                                ------------------------------------------------

                                March 1, 1996


         -----------------------------------------------------------------------
                                HARBOR FUND

--------------------------------------------------------------------------------

   HARBOR FUND                                      PROSPECTUS--MARCH 1, 1996

   One SeaGate      Toledo, Ohio 43666
--------------------------------------------------------------------------------

  Harbor Fund is a family of eight no-load mutual funds that offers you investment opportunities in five equity funds: HARBOR INTERNATIONAL GROWTH FUND, HARBOR INTERNATIONAL FUND, HARBOR GROWTH FUND, HARBOR CAPITAL APPRECIATION FUND AND HARBOR VALUE FUND; two fixed-income funds: HARBOR BOND FUND AND HARBOR SHORT DURATION FUND; and a money market fund: HARBOR MONEY MARKET FUND. An investment in Harbor Money Market Fund is neither insured nor guaranteed by the U.S. Government and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

  The Funds and their investment objectives are described on the next page. You may wish to pursue more than one investment objective by diversifying your portfolio and investing in more than one Harbor Fund. Investing in the funds involves various investment risks and there can be no assurance that a Fund will achieve its investment objective.


  This prospectus gives you information about Harbor Fund that you should know before you invest. Additional information is included in the statement of additional information dated March 1, 1996, filed with the Securities and Exchange Commission ("SEC") and incorporated by reference in this prospectus. For a copy, call 1-800-422-1050 or write to Harbor Fund. KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                           PAGE
                                           ----
Prospectus Summary......................      2
Financial Highlights....................      7
Harbor Fund in Detail...................     11
Your Harbor Fund Account................     21
Shareholder and Account Policies........     26
The Adviser, Subadvisers, Distributor
  and Shareholder Servicing Agent.......     28

                                           PAGE
                                           ----
Description of Securities and Investment
  Techniques............................     31
Performance and Yield Information.......     42
Portfolio Transactions..................     43
Distributions and Tax Information.......     44
Organization and Capitalization.........     46
Appendix A..............................    A-1


--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               PROSPECTUS SUMMARY

  This Summary is qualified in its entirety by the more detailed information set forth in the Prospectus.

HARBOR FUND      Harbor Fund is a no-load, open-end management investment
                 company, consisting of eight diversified mutual funds, registered under the Investment Company Act of 1940
                 ("Investment Company Act"). Each mutual fund represents a separate and distinct series of Harbor Fund's shares of beneficial interest. See Organization and Capitalization.

INVESTMENT
  OBJECTIVES     The Funds are presented here in order of descending risk.
                 Generally, if you are seeking higher returns you must assume greater risk as determined by the volatility of the net asset value of a Fund's shares. See Financial Highlights.

                                          EQUITY FUNDS

                 The Equity Funds may be appropriate for investors who are willing to assume the risk of changes in the value of common stocks.

                 HARBOR INTERNATIONAL GROWTH FUND seeks long-term growth of capital through investment in a focused portfolio consisting of non-U.S. equity securities.

                 HARBOR INTERNATIONAL FUND seeks long-term growth of capital through investment in a portfolio consisting of non-U.S. equity securities. Current income is a secondary consideration.

                 HARBOR GROWTH FUND seeks long-term growth of capital by investing in common stocks, the earnings and security prices of which are expected to grow at a rate above that of the market.

                 HARBOR CAPITAL APPRECIATION FUND seeks long-term growth of capital by investing primarily in a portfolio of equity securities of established companies with above average prospects for growth.

                 HARBOR VALUE FUND seeks maximum long-term total return from a combination of capital growth and income through investment in a portfolio consisting primarily of dividend-paying common stocks.

                                       FIXED-INCOME FUNDS

                 The Fixed-income Funds are designed for investors who are willing to assume the risk of changing interest rates and other factors, such as duration and maturity, that affect the market value of bonds.

                 HARBOR BOND FUND seeks maximum total return, consistent with the preservation of capital and prudent investment management, through investment in an actively managed portfolio of fixed-income securities.

                 HARBOR SHORT DURATION FUND seeks maximum total return, consistent with prudent investment risk, through investment in an actively managed portfolio of short-term high grade fixed-income securities. Short Duration Fund's weighted average portfolio maturity will, under normal circumstances, differ from the Fund's average portfolio duration of one year.

                                        MONEY MARKET FUND

                 The Money Market Fund is designed for investors seeking the lowest possible investment risk associated with an investment in a mutual fund.

                 HARBOR MONEY MARKET FUND seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity.


INVESTMENT       Harbor Fund, on behalf of each Fund, has engaged Harbor Capital
  ADVISER        Advisors, Inc. ("Adviser") as investment adviser. The Adviser supervises the portfolio management of each Fund by its subadviser and administers each Fund's business affairs. See
                 The Adviser, Subadvisers, Distributor and Shareholder Servicing
                 Agent.


THE SUB-         Each Fund's portfolio is managed by one or more subadvisers
  ADVISERS       ("Subadvisers") consistent with each Fund's investment
                 objective and policies.

                 HARBOR INTERNATIONAL GROWTH FUND AND
                 HARBOR CAPITAL APPRECIATION FUND:            Jennison
                                                              Associates
                                                              Capital Corp.

                 HARBOR INTERNATIONAL FUND:                   Northern Cross
                                                              Investments
                                                              Limited.

                 HARBOR GROWTH FUND:                          Nicholas-Applegate
                                                              Capital Management


                 HARBOR VALUE FUND:                           DePrince, Race &
                                                              Zollo, Inc. and
                                                              Richards &
                                                              Tierney, Inc.


                 HARBOR BOND FUND:                            Pacific Investment
                                                              Management Company

                 HARBOR SHORT DURATION FUND AND
                 HARBOR MONEY MARKET FUND:                    Fischer Francis
                                                              Trees & Watts,
                                                              Inc.

RISK FACTORS     Each Equity Fund is subject to the risks associated with
                 investing in equity securities. Equity securities may include common stocks, preferred stocks, convertible securities and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. This ownership interest often gives the Fund the right to vote on measures affecting the company's organization and operations. Although common stocks have a history of long-term growth in value, their prices may fluctuate dramatically in the short term in response to changes in market conditions, interest rates and other company, political and economic news.

                 Harbor International Growth Fund and Harbor International Fund invest in foreign securities. Foreign securities and foreign currencies may involve risks in addition to the risks associated with equity securities generally. These include currency fluctuations, risks relating to political or economic conditions in the foreign country and the potentially less stringent investor protection, disclosure standards and settlement procedures of foreign markets. These factors could make foreign investments, especially those in developing countries, more volatile.

                 Each Fixed-income Fund is subject to the risks associated with investing in bonds. Bonds are loans that investors make to corporations and government. Bonds in which the Funds may invest are issued by U.S. corporations, by the U.S. Treasury, by various cities and states and by various federal, state and local government agencies. Foreign companies and governments also issue bonds available to U.S. investors.

                 Over time, the level of interest rates available in the marketplace changes. As prevailing rates fall, the prices of bonds and other securities that trade on a yield basis tend to rise. On the other hand, when prevailing interest rates rise, bond prices generally will fall. The longer the maturity of a fixed-income security, the higher its yield and the greater its price volatility. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. These factors operate in the fixed-income market place to have an effect on the volatility of the share price of each Fixed-income Fund. A change in the level of interest rates causes the net asset value per share of a Fixed-income Fund to change. If sustained over time, it would also have the effect of raising or lowering the yield of the Fund.

                 Fixed-income securities are also subject to credit risk. When a security is purchased, its anticipated yield is dependent on the timely payment by the borrower of each interest and principal installment. Credit analysis and resultant bond ratings take into account the relative likelihood that such timely payment will result. Therefore, lower-rated bonds tend to sell at higher yields than top-rated bonds of similar maturity. Furthermore, as economic, political and business developments unfold, lower-quality bonds, which possess lower levels of protection with respect to timely payment, usually exhibit more price fluctuation than do higher-quality bonds of like maturity. See Description of Securities and Investment Techniques--Fixed-Income Securities.

                 The Funds may engage in short-selling of securities which may increase a Fund's costs. A Fund whose portfolio turnover rate is greater than 100% may also incur additional costs related to transactions in securities. See Financial Highlights.

                 Harbor Short Duration Fund invests in reverse repurchase agreements which will have the effect of leveraging the Fund's assets. The use of leverage by the Fund, which may be considered speculative, creates an opportunity for increased returns but at the same time creates special risks. See Description of Securities and Investment Techniques--Reverse Repurchase Agreements.

HOW TO BUY
  SHARES You may purchase shares of each Fund at the net asset value next determined after receipt and acceptance of your purchase order. The minimum initial investment in each Fund is $2,000. The minimum is lowered to $500 per Fund if you are investing in an IRA, SEP-IRA, UGMA, profit sharing, savings or pension plan, or if you are beginning a Systematic Investment Plan. See Your Harbor Fund Account--How to Buy Shares.

HOW TO SELL
  SHARES You may redeem shares directly from a Fund at the net asset value per share next determined after receipt of your redemption request in proper order. Redemptions may be made by mail or telephone. Shareholders in Harbor Money Market Fund also have a checkwriting privilege available. See Your Harbor Fund Account--How to Sell Shares.

DISTRIBUTION
  OPTIONS Unless you elect to receive income dividends and capital gains in cash, they will be reinvested in additional shares of the respective distributing Fund. Dividend and capital gains distributions, if any, are made at least annually. See Distributions and Tax Information.

EXCHANGE
  PRIVILEGE      You may exchange your shares of any Fund for shares of another
                 Fund (except Harbor International Fund unless you have an existing account) at the net asset value next determined after receipt of your exchange request in proper order. A telephone exchange privilege is available. See Shareholder and Account
                 Policies.

NET ASSET
  VALUE The net asset value per share of each Fund is calculated on each day the New York Stock Exchange is open for trading. Call 1-800-422-1050 for the current day's net asset value of any Fund after the close of the Exchange. See Shareholder and Account Policies--Transaction Details.

TAXATION Each Fund has qualified and elected to be treated as a regulated investment company for Federal income tax purposes under Subchapter M of the Internal Revenue Code and intends to continue to qualify for such treatment. See Distributions and Tax Information.

SHAREHOLDER
  COMMUNICATION  Each shareholder will receive annual and semi-annual reports containing financial statements, a statement confirming each share transaction and quarterly combined statements. Financial statements included in annual reports are audited by Harbor Fund's independent certified public accountants.

EXPENSE INFORMATION


  The following table lists estimated Annual Operating Expenses for each Fund for the current fiscal year based on actual expenses incurred in the fiscal year ended October 31, 1995.



                                       HARBOR                                HARBOR                       HARBOR   HARBOR
                                    INTERNATIONAL     HARBOR      HARBOR    CAPITAL     HARBOR  HARBOR    SHORT     MONEY
                                       GROWTH      INTERNATIONAL  GROWTH  APPRECIATION  VALUE    BOND    DURATION  MARKET
                                        FUND          FUND(1)      FUND       FUND       FUND   FUND(1)  FUND(1)   FUND(1)
                                    -------------  -------------  ------  ------------  ------  -------  --------  -------
Annual Fund Operating Expenses
  (as a percentage of
  average net assets)
     Advisory Fees
      (after fee adjustment)(1)....     0.75%          0.80%      0.75%       0.60%     0.60%    0.46%     0.20%    0.18%
    Other Expenses.................     0.56%          0.22%      0.17%       0.15%     0.30%    0.23%     1.62%*   0.43%
                                       ------         ------      -----       -----     -----    -----     ------   -----
    Total Operating Expenses.......     1.31%          1.02%      0.92%       0.75%     0.90%    0.69%     1.82%*   0.61%
                                       ======         ======      =====       =====     =====    =====     ======   =====


------------

* Includes interest expense of 1.46%. Excluding interest expense, other expenses would be 0.16% and total operating expenses would be 0.36%.



(1) The Adviser (and in the case of Harbor International Fund, the Subadviser) has voluntarily agreed that all or a portion of their fees will not be imposed during the current fiscal year. In the absence of such an agreement, the estimated Total Operating Expenses of Harbor International Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund would be 1.07%, 0.93%, 2.02%, (0.56% excluding interest expense) and 0.73%, respectively.


Example: You would pay the following expenses on a hypothetical $1,000 investment, assuming 5% annual return and redemption at the end of each time period:


                                                                 1               3                5               10
                                                                YEAR            YEARS           YEARS            YEARS
                                                                ----            ----            -----            -----
    Harbor International Growth Fund.......................     $ 13            $ 42            $  74            $ 169
    Harbor International Fund..............................     $ 10            $ 33            $  58            $ 132
    Harbor Growth Fund.....................................     $  9            $ 30            $  52            $ 119
    Harbor Capital Appreciation Fund.......................     $  8            $ 24            $  42            $  97
    Harbor Value Fund......................................     $  9            $ 29            $  51            $ 116
    Harbor Bond Fund.......................................     $  7            $ 22            $  39            $  89
    Harbor Short Duration Fund*............................     $ 19            $ 59            $ 103            $ 235
    Harbor Money Market Fund...............................     $  6            $ 20            $  35            $  79


  The purpose of the above table and Example is to summarize the aggregate expenses of each Fund to assist you in understanding the various costs and expenses that you will bear directly or indirectly. THE EXAMPLE ILLUSTRATES THE EFFECT OF EXPENSES, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.
------------

* Includes interest expense. Excluding interest expense, the expenses would be $4, $12, $20 and $46, respectively.

                              FINANCIAL HIGHLIGHTS

  The tables below provide share information derived from each Fund's financial statements relating to income from investment operations, distributions, total return and ratios and other supplemental information. The following information has been examined by Price Waterhouse LLP, independent accountants, whose


                                                        INCOME FROM INVESTMENT OPERATIONS
                                                    ------------------------------------------                   LESS
                                                                         NET REALIZED AND                   DISTRIBUTIONS
                                                                    UNREALIZED GAINS (LOSSES)               --------------
                                   NET ASSET VALUE                   ON INVESTMENTS, FUTURES,   TOTAL FROM  DIVIDENDS FROM
                                    BEGINNING OF    NET INVESTMENT     OPTIONS AND FOREIGN      INVESTMENT  NET INVESTMENT
         YEAR/PERIOD ENDED             PERIOD           INCOME          CURRENCY CONTRACTS      OPERATIONS      INCOME
--------------------------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
October 31, 1995...................     $ 11.53         $  .11*               $  .54              $  .65        $ (.08)
October 31, 1994(1)................       10.00            .07*                 1.47                1.54          (.01)
HARBOR INTERNATIONAL FUND(2)
October 31, 1995...................     $ 26.87         $  .39*               $  .85              $ 1.24        $ (.24)
October 31, 1994...................       22.85            .26*                 3.98                4.24          (.22)
October 31, 1993...................       16.77            .17*                 6.31                6.48          (.22)
October 31, 1992...................       17.69            .24                  (.95)               (.71)         (.21)
October 31, 1991...................       15.74            .16                  2.47                2.63          (.34)
October 31, 1990...................       15.99            .37*                  .27                 .64          (.17)
October 31, 1989...................       13.00            .18*                 3.67                3.85          (.10)
October 31, 1988(3)................       10.00            .07*                 2.93                3.00            --
HARBOR GROWTH FUND(4)
October 31, 1995...................     $ 12.83         $ (.04)               $ 3.26              $ 3.22        $   --
October 31, 1994...................       14.01             --                 (1.16)              (1.16)           --
October 31, 1993...................       12.42            .01                  2.95                2.96          (.01)
October 31, 1992...................       15.76            .02                 (1.01)               (.99)         (.04)
October 31, 1991...................       10.21            .04                  6.53                6.57          (.08)
October 31, 1990...................       12.95            .10                 (2.24)              (2.14)         (.11)
October 31, 1989...................       11.04            .09                  1.94                2.03          (.12)
October 31, 1988...................       10.25            .12                  1.56                1.68          (.10)
October 31, 1987(5)................       10.00            .07                   .44                 .51        $   --
HARBOR CAPITAL APPRECIATION FUND(6)
October 31, 1995...................     $ 17.31         $  .04                $ 6.06              $ 6.10        $ (.04)
October 31, 1994...................       17.30            .03                  1.14                1.17          (.03)
October 31, 1993...................       16.30            .03                  3.03                3.06          (.02)
October 31, 1992...................       15.18            .02                  2.12                2.14          (.04)
October 31, 1991...................       10.65            .06                  5.47                5.53          (.14)
October 31, 1990...................       13.42            .15                 (1.53)              (1.38)         (.21)
October 31, 1989...................       11.67            .22                  2.09                2.31          (.18)
October 31, 1988(3)................       10.00            .14                  1.53                1.67            --


                                     DISTRIBUTIONS FROM   IN EXCESS OF
                                        NET REALIZED     NET INVESTMENT
         YEAR/PERIOD ENDED            CAPITAL GAINS**        INCOME
                                   <
-----------------------------------
HARBOR INTERNATIONAL GROWTH FUND
October 31, 1995...................        $   --               --
October 31, 1994(1)................            --               --
HARBOR INTERNATIONAL FUND(2)
October 31, 1995...................        $ (.94)              --
October 31, 1994...................            --               --
October 31, 1993...................          (.18)              --
October 31, 1992...................            --               --
October 31, 1991...................          (.34)
October 31, 1990...................          (.72)              --
October 31, 1989...................          (.76)              --
October 31, 1988(3)................            --               --
HARBOR GROWTH FUND(4)
October 31, 1995...................        $ (.32)              --
October 31, 1994...................          (.02)              --
October 31, 1993...................         (1.36)              --
October 31, 1992...................         (2.31)              --
October 31, 1991...................          (.94)              --
October 31, 1990...................          (.49)              --
October 31, 1989...................            --               --
October 31, 1988...................          (.79)              --
October 31, 1987(5)................          (.26)              --
HARBOR CAPITAL APPRECIATION FUND(6)
October 31, 1995...................        $ (.17)              --
October 31, 1994...................         (1.13)              --
October 31, 1993...................         (2.04)              --
October 31, 1992...................          (.98)              --
October 31, 1991...................          (.86)              --
October 31, 1990...................         (1.18)              --
October 31, 1989...................          (.38)              --
October 31, 1988(3)................        $   --               --



                                                    Footnotes on following pages
report thereon is incorporated by reference, and attached to the Statement of Additional Information. Further information about the performance of each Fund is contained in Harbor Fund's Annual Report to Shareholders which may be obtained without charge.

                                                                                      RATIO OF OPERATING         RATIO OF
                                                                     NET ASSETS          EXPENSES TO         INTEREST EXPENSE
    TAX RETURN         TOTAL         NET ASSET VALUE     TOTAL      END OF PERIOD     AVERAGE NET ASSETS      TO AVERAGE NET
    OF CAPITAL     DISTRIBUTIONS      END OF PERIOD      RETURN     ($ THOUSANDS)            (%)                ASSETS (%)
-----------------------------------------------------------------------------------------------------------------------------
      $   --          $  (.08)           $ 12.10           5.83%     $   122,415             1.21%*                  --
          --             (.01)             11.53          15.36           74,734             1.32*                   --
      $   --          $ (1.18)           $ 26.93           5.06%     $ 3,267,157             1.04%*                  --
          --             (.22)             26.87          18.57        3,129,634             1.10*                   --
          --             (.40)             22.85          39.51        2,275,053             1.20*                   --
          --             (.21)             16.77          (4.08)         700,733             1.28                    --
          --             (.68)             17.69          17.74          205,703             1.35                    --
          --             (.89)             15.74           3.81           63,745             1.40*                   --
          --             (.86)             15.99          31.30           29,018            1.15*                    --
          --               --              13.00          30.00++         10,349             1.78*+                  --
      $   --          $  (.32)           $ 15.73          25.93%     $   137,524             0.93%                   --
          --             (.02)             12.83          (8.29)         141,330             0.93                    --
          --            (1.37)             14.01          26.17          208,320             0.90                    --
          --            (2.35)             12.42          (7.48)         191,464             0.90                    --
          --            (1.02)             15.76          68.72          211,494             0.91                    --
          --             (.60)             10.21         (17.43)         122,622             0.94                    --
          --             (.12)             12.95          18.55          139,399             1.03                    --
          --             (.89)             11.04          17.52          115,972             1.06                    --
          --             (.26)             10.25           0.10++         98,715             1.33+                   --
      $   --          $  (.21)           $ 23.20          35.73%     $   925,751             0.75%                   --
          --            (1.16)             17.31           7.25          225,984             0.81                    --
          --            (2.06)             17.30          20.16          145,331             0.86                    --
          --            (1.02)             16.30          14.41           77,445             0.91                    --
          --            (1.00)             15.18          55.35           80,316             0.89                    --
          --            (1.39)             10.65         (11.52)          54,560             0.88                    --
          --             (.56)             13.42          20.91           60,367             0.92                    --
          --               --              11.67          15.89++         46,457             0.99+                   --


      INVESTMENT INCOME
       TO AVERAGE NET        PORTFOLIO
         ASSETS (%)         TURNOVER (%)
----
             1.31%*              74.86%
             0.87*               41.80
             1.53%*              14.01%
             1.09*               28.70
             1.28*               15.70
             1.98                24.67
             1.76                18.63
             2.82*               28.28
             1.56*               21.05
             0.87*+              26.66
            (0.30)%              87.94%
               --               115.89
             0.11               170.85
             0.14                83.83
             0.32                97.64
             0.74                95.95
             0.75               104.09
             1.14                52.63
             0.72+               56.28
             0.23%               51.65%
             0.24                72.89
             0.24                93.24
             0.12                69.33
             0.47                89.99
             1.18               162.43
             1.77                75.11
             1.48+               47.67



                                                    Footnotes on following pages

                           INCOME FROM INVESTMENT OPERATIONS
                       ------------------------------------------
                                            NET REALIZED AND                           LESS DISTRIBUTIONS
                                       UNREALIZED GAINS (LOSSES)               ----------------------------------
      NET ASSET VALUE                   ON INVESTMENTS, FUTURES,   TOTAL FROM  DIVIDENDS FROM  DISTRIBUTIONS FROM   IN EXCESS OF
YEAR/PERIOD  BEGINNING OF NET INVESTMENT    OPTIONS AND FOREIGN    INVESTMENT  NET INVESTMENT     NET REALIZED     NET INVESTMENT
ENDED     PERIOD           INCOME          CURRENCY CONTRACTS      OPERATIONS      INCOME       CAPITAL GAINS**        INCOME
---------------------------------------------------------------------------------------------------------------------------------
HARBOR VALUE FUND(7)
October
  31,
1995...     $ 13.50        $  .40                $ 2.13              $ 2.53        $ (.39)           $(1.07)           $   --
October
  31,
1994...       14.31           .36                   .27                 .63          (.34)            (1.10)               --
October
  31,
1993...       13.24           .35                  1.22                1.57          (.35)             (.15)               --
October
  31,
1992...       13.10           .41*                  .49                 .90          (.41)             (.35)               --
October
  31,
1991...       10.84           .46*                 2.71                3.17          (.47)             (.44)               --
October
  31,
1990...       13.77           .51*                (2.13)              (1.62)         (.51)             (.80)               --
October
  31,
1989...       11.73           .47*                 2.49                2.96          (.48)             (.44)               --
October
  31,
  1988(3)...       10.00        .29*               1.69                1.98          (.25)           $   --                --
HARBOR BOND FUND
October
  31,
1995...     $ 10.41        $  .74*               $  .73              $ 1.47        $ (.67)           $   --            $   --
October
  31,
1994...       11.92           .68*                (1.02)               (.34)         (.67)             (.50)               --
October
  31,
1993...       11.35           .68*                  .82                1.50          (.68)             (.25)               --
October
  31,
1992...       11.11           .79*                  .50                1.29          (.79)             (.26)               --
October
  31,
1991...       10.03           .83*                 1.09                1.92          (.84)               --                --
October
  31,
1990...       10.55           .84*                 (.44)                .40          (.83)             (.09)               --
October
  31,
1989...       10.26           .76*                  .37                1.13          (.77)             (.07)               --
October
  31,
  1988(3)...       10.00        .60*                .17                 .77          (.51)               --                --
HARBOR SHORT DURATION FUND
October
  31,
1995...     $  8.77        $  .52*               $  .06              $  .58        $ (.52)           $   --            $ (.01)
October
  31,
1994...        9.68           .34*                 (.12)                .22         (1.08)               --                --
October
  31,
1993...       10.09           .34*                  .16                 .50          (.82)             (.09)               --
October
  31,
  1992(8)...       10.00        .29*                .08                 .37          (.28)               --                --
HARBOR MONEY MARKET FUND
October
  31,
1995...     $  1.00        $  .06*               $   --              $  .06        $ (.06)           $   --            $   --
October
  31,
1994...        1.00           .03*                   --                 .03          (.03)               --                --
October
  31,
1993...        1.00           .03*                   --                 .03          (.03)               --                --
October
  31,
1992...        1.00           .04*                   --                 .04          (.04)               --                --
October
  31,
1991...        1.00           .06                    --                 .06          (.06)               --                --
October
  31,
1990...        1.00           .08                    --                 .08          (.08)               --                --
October
  31,
1989...        1.00           .08                   .01                 .09          (.08)             (.01)               --
October
  31,
  1988(3)...        1.00        .06                  --                 .06          (.06)               --                --



 * Reflects the Adviser's or Subadviser's agreement not to impose all or a portion of its advisory fees; the fees not imposed would have amounted to the following:


    Year ended October 31, 1995 -- International Growth $.01 per share; International $.01 per share; Bond $.03 per share; Short Duration $.02 per share; and Money Market less than $.01 per share.


    Year ended October 31, 1994 -- International Growth $.02 per share; International $.01 per share; Bond $.03 per share; Short Duration less than $.01 per share; and Money Market less than $.01 per share.


    Year ended October 31, 1993 -- International less than $.01 per share; Bond $.02 per share; Short Duration $.02 per share; and Money Market less than $.01 per share.


    Year ended October 31, 1992 -- Value $.01 per share; Bond $.04 per share; Short Duration $.01 per share; and Money Market less than $.01 per share.


    Year ended October 31, 1991 -- Value $.01 per share; Bond $.04 per share.


    Year ended October 31, 1990 -- International $.01 per share; Value $.02 per share; Bond $.02 per share.


    Year ended October 31, 1989 -- International $.08 per share; Value $.04 per share; Bond $.04 per share.


    Period ended October 31, 1988 -- International $.07 per share; Value $.04 per share; Bond $.03 per share.

                                                                                      RATIO OF OPERATING         RATIO OF
                                                                     NET ASSETS          EXPENSES TO         INTEREST EXPENSE
    TAX RETURN         TOTAL         NET ASSET VALUE     TOTAL      END OF PERIOD     AVERAGE NET ASSETS      TO AVERAGE NET
    OF CAPITAL     DISTRIBUTIONS      END OF PERIOD      RETURN     ($ THOUSANDS)            (%)                ASSETS (%)
-----------------------------------------------------------------------------------------------------------------------------
      $   --          $ (1.46)           $ 14.57          21.02%     $    84,514             0.90%                   --
          --            (1.44)             13.50           4.80           59,390             1.04                    --
          --             (.50)             14.31          11.99           59,884             0.88                    --
          --             (.76)             13.24           7.06           63,974             0.84*                   --
          --             (.91)             13.10          30.18           43,066             0.93*                   --
          --            (1.31)             10.84         (13.00)          23,453             1.01*                   --
          --             (.92)             13.77          26.64           23,418             1.02*                   --
          --             (.25)             11.73          20.07++         11,551             1.40*+                  --
      $   --          $  (.67)           $ 11.21          14.56%     $   222,998             0.70%*                  --
          --            (1.17)             10.41          (3.14)         162,221             0.77*                   --
          --             (.93)             11.92          13.98          164,382             0.72*                   --
          --            (1.05)             11.35          12.14           65,420             0.77*                   --
          --             (.84)             11.11          20.01           40,486             0.86*                   --
          --             (.92)             10.03           4.03           24,341             1.22*                   --
          --             (.84)             10.55          11.66           21,233             1.21*                   --
          --             (.51)             10.26           7.91++         11,225             1.55*+                  --
      $   --          $  (.53)           $  8.82           6.82%     $   105,007             0.38%*                1.46%
        (.05)           (1.13)              8.77           2.53          115,891             0.38*                 1.26
          --             (.91)              9.68           5.18          135,189             0.43*                  .69
          --             (.28)             10.09           3.72++        186,523             0.35*+                1.19+
      $   --          $  (.06)           $  1.00           5.66%     $    64,492             0.61%*                  --
          --             (.03)              1.00           3.53           60,024             0.67*                   --
          --             (.03)              1.00           2.68           46,879             0.71*                   --
          --             (.04)              1.00           3.67           55,244             0.69*                   --
          --             (.06)              1.00           6.25           57,093             0.66                    --
          --             (.08)              1.00           8.02           49,968             0.66                    --
          --             (.09)              1.00           9.44           43,727             0.70                    --
          --             (.06)              1.00           5.61++         68,475             0.66+                   --

        RATIO OF NET
      INVESTMENT INCOME
       TO AVERAGE NET        PORTFOLIO
         ASSETS (%)         TURNOVER (%)
----
             3.00%              135.93%
             2.66               150.94
             2.48                50.20
             3.11*               19.68
             3.61*               32.60
             3.96*               31.41
             3.92*               39.89
             3.36*+              43.74
             7.11%*              88.69%
             6.29*              150.99
             6.19*              119.92
             7.30*               52.54
             8.12*               58.45
             8.30*               90.99
             8.20*               91.17
             7.42*+             124.15
             6.19%*            3107.53%
             4.61*              895.76
             4.19*            1,212.20
             3.79*+           2,759.70
             5.42%*                N/A
             3.38*                 N/A
             2.58*                 N/A
             3.39*                 N/A
             5.70                  N/A
             7.54                  N/A
             8.40                  N/A
             6.97+                 N/A



 ** Includes both short-term and long-term capital gains.


(1) For the period November 1, 1993 (commencement of operations) through October 31, 1994.


(2) Effective April 1, 1993, Harbor International Fund appointed Northern Cross Investments Limited as its Subadviser.


(3) For the period December 29, 1987 (commencement of operations) through October 31, 1988.


(4) Effective January 1, 1993, Harbor Growth Fund appointed Nicholas Applegate Capital Management as its Subadviser.


(5) For the period November 19, 1986 (commencement of operations) through October 31, 1987.


(6) Effective May 1, 1990, Harbor Capital Appreciation Fund appointed Jennison Associates Capital Corp. as its Subadviser.


(7) Harbor Value Fund appointed Richards & Tierney, Inc. and DePrince, Race, & Zollo, Inc. as its Subadvisers effective November 1, 1993 and April 20, 1995, respectively.


(8) For the period January 1, 1992 (commencement of operations) through October 31, 1992.


 + Annualized


++ Unannualized

                             HARBOR FUND IN DETAIL

  Harbor Fund offers a range of investment opportunities through the eight mutual funds offered in this Prospectus. Each Fund has its own investment objective and policies. Each Fund's investment objective is fundamental and may only be changed by a vote of the Fund's shareholders. The Funds' investment policies are non-fundamental and may be changed by Harbor Fund's Board of Trustees without shareholder approval. Harbor Fund has adopted certain fundamental investment restrictions that are enumerated in detail in the Statement of Additional Information and which may not be changed without shareholder approval.

THE FUNDS' INVESTMENT OBJECTIVES AND POLICIES

  HARBOR INTERNATIONAL GROWTH FUND. Harbor International Growth Fund seeks long-term growth of capital through investment in a portfolio consisting of non-U.S. equity securities. Investments in securities of non-U.S. issuers may subject the Fund to other risks in addition to those associated with investments in securities of U.S. issuers. Unlike Harbor International Fund, the Fund seeks to achieve its objective by investing in a focused selection of common stocks or in securities with common stock characteristics, such as preferred stock, warrants and debt securities convertible into common stock of issuers that demonstrate a tendency towards long-term secular growth, and whose primary stock exchange listing is outside of the United States. The Fund's policy of investing in a narrowly focused selection of stocks exposes the Fund to the risk that a substantial decrease in the value of a stock may cause the net asset value of the Fund to fluctuate more than if the Fund were invested in a greater number of stocks.

  Under normal market conditions, the Fund invests at least 65% of its assets in approximately 30, but not more than 40, selected stocks of non-U.S. issuers in a minimum of three countries exclusive of the United States. These issuers will be located primarily in Europe, the Pacific Basin and the more highly developed emerging industrialized countries. In exceptional market circumstances or to preserve the Fund's compliance with the SEC's policies on industry and country concentration and issuer diversification, the Fund's assets may be invested in more than 40 stocks of non-U.S. issuers. The Fund may also invest in foreign securities in the form of American Depository Receipts (ADR's), European Depository Receipts (EDR's), Global Depository Receipts (GDR's), International Depository Receipts (IDR's) or other similar securities convertible into securities of foreign issuers. ADR's (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADR's are traded on a U.S. stock exchange. Issuers of unsponsored ADR's are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. EDR's and IDR's are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDR's are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

  The Fund may invest up to 40% of its total assets in the securities of companies in any one of three designated industries: pharmaceuticals, banking and telephone companies (the "Designated Industries"), when Jennison Associates Capital Corp. (the "Subadviser" or "Jennison") deems securities in any one of the Designated Industries to be a good relative value. A company's securities would be a good relative value if the Subadviser's three most important valuation criteria are met by a company in one of the

Designated Industries. The criteria are: (1) the company's comparative price to cash flow multiple is favorable when compared to the company's world-wide peer group; (2) the company has a relatively low price to earnings ratio when compared to the company's historical average price to earnings ratio; and (3) the growth rate of the company's earnings exceeds the company's price to earnings ratio. At no time during which the Fund has more than 25% of its total assets in one Designated Industry will the Fund have more than 25% of its assets invested in either of the other two Designated Industries. During the time that 40% of the Fund's assets are invested in one of the Designated Industries, there may be an increased risk that an investment in the Fund will be more sensitive to economic and regulatory changes in that Designated Industry.

  The pharmaceuticals industry is comprised of companies that design, produce and/or sell prescription drugs and over-the-counter medicines. An aging global population is driving the demand for products produced by companies in this industry. The pharmaceuticals industry is subject to pricing pressure, loss of patent protection for key products and strict government regulation which could have an unfavorable impact on the price and supply of pharmaceuticals.

  International banks derive a substantial portion of their operating profit by taking advantage of the difference between the costs of maintaining deposits and the average lending rate. Recently, international banks have begun to take advantage of income derived from fees charged for a variety of banking services. The financial performance of the securities of international banks is sensitive to volatile interest rates and general economic conditions. Also, the banking industry may be subject to extensive government regulation.

  Telephone operating companies are involved in the development and sale of communications services and offer a variety of services including local and long distance telephone service and cellular, paging, local and wide area networks. Telephone operating companies in foreign countries are characterized by monopoly and duopoly market structures, growth in telephone call volume that exceeds the rate of growth of the foreign country's general economy and increasing efficiency in providing telephone operating services as a result of technological development. Telephone operating companies are subject to government regulation affecting permitted rates of return and the kinds of services that may be offered. These companies are also subject to price pressure from increasing competition and reduced barriers to entry into the industry.

  For temporary defensive purposes, as determined by the Subadviser, the Fund may invest part or all of its portfolio in equity securities of U.S. issuers; notes and bonds which at the time of their purchase are rated investment grade, i.e., BBB or higher by Standard & Poor's Rating Group ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"); and cash or cash equivalents such as obligations of banks, commercial paper and short-term obligations of U.S. or foreign issuers.


  The Fund may, for temporary defensive or hedging purposes, purchase options on foreign currencies, enter into forward foreign currency exchange contracts and contracts for the future delivery of foreign currencies, and purchase options on such futures contracts. Such currency management techniques involve risks different from those associated with investing solely in dollar-denominated securities of U.S. issuers. The Fund may enter into repurchase agreements and purchase securities on a when-issued or forward commitment basis. The Fund has entered into a portfolio securities lending program with the Fund's custodian. The Fund may write and purchase options and purchase and sell futures contracts and related options to manage cash flow and remain fully invested in the stock market or to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase.

  For a description of the risks of investing in foreign securities and additional information about the securities in which the Fund invests and the management techniques the Subadviser employs to manage the Fund, see "Description of Securities and Investment Techniques."

  HARBOR INTERNATIONAL FUND. Sales of shares of this Fund to new investors have been suspended. See "Shareholder and Account Policies." Harbor International Fund seeks long-term growth of capital through investment in a portfolio consisting of non-U.S. equity securities. Current income is a secondary consideration. The Fund invests its assets in common stocks and comparable equity securities of issuers, wherever organized, which do business primarily outside the United States. The Fund will be invested in a minimum of three countries exclusive of the United States. The Fund's Subadviser, Northern Cross Investments Limited (the "Subadviser" or "Northern Cross"), currently intends to invest primarily in equity securities of issuers located in Europe, the Pacific Basin and the more highly developed emerging industrialized countries, which it believes present favorable investment opportunities. The Fund may also invest in foreign securities in the form of ADR's, EDR's, GDR's, IDR's or other similar securities convertible into securities of foreign issuers.

  For temporary defensive purposes, as determined by the Subadviser, the Fund may invest part or all of its portfolio in equity securities of U.S. issuers; notes and bonds which at the time of their purchase are rated BBB or higher by S&P or Baa or higher by Moody's; and cash or cash equivalents such as obligations of banks, commercial paper and short-term obligations of U.S. or foreign issuers.

  The Fund may, for temporary defensive or hedging purposes, purchase options on foreign currencies, enter into forward foreign currency exchange contracts and contracts for the future delivery of foreign currencies, and purchase options on such futures contracts. Such currency management techniques involve risks different from those associated with investing solely in dollar-denominated securities of U.S. issuers. The Fund may enter into repurchase agreements and purchase securities on a when-issued or forward commitment basis. The Fund has entered into a portfolio securities lending program with the Fund's custodian. The Fund may write and purchase options and purchase and sell futures contracts and related options to manage cash flow and remain fully invested in the stock market or to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase.
  For a description of the risks of investing in foreign securities and additional information about the securities in which the Fund invests and the management techniques the Subadviser employs to manage the Fund, see "Description of Securities and Investment Techniques."
  HARBOR GROWTH FUND. Harbor Growth Fund seeks long-term growth of capital by investing primarily in common stocks, the earnings and security prices of which the Fund's subadviser, Nicholas-Applegate Capital Management (the "Subadviser" or "Nicholas-Applegate") expects to grow at a rate above that of the overall market.
  Under normal market conditions, the Fund intends to invest at least 90% of its total assets in a diversified portfolio of common stocks and securities convertible into or exercisable for common stocks, which the Subadviser believes have above-average earnings growth prospects based on a company-by-company analysis, rather than on broader analyses of specific industries or sectors of the economy. The Subadviser seeks to identify stocks of companies that it expects to enter into an accelerating earnings period, to sustain that earnings growth and to demonstrate strong price appreciation relative to their industries and to broad market averages. The companies in which the Fund invests do not necessarily have records of past high growth. Examples of possible investments include companies with cyclical earnings, companies with new and innovative products or services, companies facing a changed economic, competitive or regulatory environment, companies with a new or different management approach and initial public offerings of companies which the Subadviser believes offer above-average growth potential.

  The Subadviser believes that its investment approach, in addition to identifying securities in which it may invest, the earnings and prices of which it expects to grow at a rate above that of the overall market, also identifies securities, the prices of which can be expected to decline. Therefore, the Fund is authorized to make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and to make short sales of securities which it does not own or have the right to acquire.

  The Subadviser uses an extensive network of more than 100 investment banking and brokerage firms throughout the United States to identify equity investment opportunities. The Subadviser's staff then applies its own computer-assisted fundamental analysis to such individual potential investments, building portfolios of equity securities which the Subadviser believes have above-average earnings growth prospects. Investments are closely monitored with a view to the sale of portfolio securities when the reasons for the initial purchases are no longer valid or the price objectives have been achieved. There is no direct cost to the Fund for these services. However, higher brokerage commissions for providing research services may be paid by the Fund as further described under the caption "Portfolio Transactions."

  For temporary defensive purposes, as determined by the Subadviser, the Fund may invest all or a portion of its assets in cash or cash equivalents, such as obligations of banks, commercial paper and short-term obligations. The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis, engage in portfolio securities lending and short sales of securities. The Fund may write and purchase options and purchase and sell futures contracts and related options to manage cash flow and remain fully invested in the stock market or to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase.

  For additional information about the securities in which the Fund invests and the management techniques the Subadviser employs to manage the Fund, see "Description of Securities and Investment Techniques."

  HARBOR CAPITAL APPRECIATION FUND. Harbor Capital Appreciation Fund seeks long-term growth of capital by investing primarily in a portfolio of equity securities of established companies with above-average prospects for growth. Dividend income, if any, is a secondary consideration. The Fund invests substantially all, but at least 65%, of its total assets, in common stocks, convertible securities and other equity securities of companies which typically have equity market capitalizations of at least $1 billion. Securities of companies exhibiting superior sales growth, high levels of unit growth, high returns on equity and assets, and strong balance sheets, will be considered for investment by the Fund. Companies must be currently demonstrating superior absolute and relative earnings growth and be attractively valued to warrant inclusion in the Fund's portfolio. Jennison, the Fund's Subadviser, will devote special attention to companies which are likely to benefit from unique marketing competence, strong research and development resulting in a superior new product flow and excellent management capability. Companies must be actually achieving or exceeding expected earnings results to be purchased or retained by the Fund. No effort is made by the Fund to time the market. For temporary defensive purposes, as determined by the Subadviser, the Fund may invest all or a portion of its assets in cash or cash equivalents, such as obligations of banks, commercial paper and short-term obligations.

  The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis, engage in portfolio securities lending and short sales of securities. The Fund may write and purchase options and purchase and sell futures contracts and related options to manage cash flow and remain fully invested in the stock market, or to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase.

  For additional information about the securities in which the Fund invests and the management techniques the Subadviser employs to manage the Fund, see "Description of Securities and Investment Techniques."

  HARBOR VALUE FUND. Harbor Value Fund seeks maximum long-term total return from a combination of capital growth and income through investment in a portfolio consisting primarily of dividend-paying common stocks. The Fund will invest in a broadly diversified portfolio of dividend-paying common stocks that are listed on a national securities exchange or traded in the over-the-counter market. However, the Subadvisers at their discretion may also invest up to 15% of their total assets in non-dividend paying stocks.


  Under normal market conditions, at least 65% of the Fund is invested in common stocks with the characteristics described below. The balance of the Fund's assets may be invested in other equity securities or U.S. Government securities, or may be held in cash or cash equivalents. Responsibility for investing the Fund's portfolio is divided between two Subadvisers. DePrince, Race & Zollo, Inc. (DRZ) manages 75% of the assets of the Fund, and Richards & Tierney, Inc. (R&T) manages the remaining 25% of the Fund's assets.



  The Fund pursues its objective with respect to the 75% of its assets managed by DRZ by investing in stocks with an above-average current yield, which are undervalued compared to their history relative to the market and which have improving fundamentals. Stock selection is the key factor in DRZ's methodology. Before buying or selling a stock, the portfolio manager analyzes current yield, relative valuation and fundamentals. Relative valuation analysis means that the portfolio manager reviews twenty years of yield, price/earnings, price/book, and price/cash flow relative to the S&P 500. Fundamental analysis means that the portfolio manager seeks to identify stocks with improving conditions. The disciplined execution of this methodology results in an actively managed portfolio.



  The Fund pursues its objective with respect to the 25% of its assets managed by R&T, by following investment policies emphasizing common stocks that complement stocks selected for that portion of the portfolio managed by DRZ. Using quantitative techniques, R&T is able to construct a broadly diversified list of stock holdings whose presence in the portfolio does not negate the active management by DRZ. This provides the Fund with broader exposure in the so-called value (i.e., lower volatility) area of the market while preserving DRZ's value adding active management capability.


  For temporary defensive purposes, as determined by each Subadviser, the Fund may invest all or a portion of its assets in cash or cash equivalents, such as obligations of banks, commercial paper and short-term obligations.

  The Fund may enter into repurchase agreements, purchase securities on a when-issued or forward commitment basis, engage in portfolio securities lending and short sales of securities. The Fund may write and purchase options and purchase and sell futures contracts and related options to manage cash flow and remain fully invested in the stock market or to hedge against a decline in the value of securities owned by it or an increase in the price of securities which it plans to purchase.

  For additional information about the securities in which the Fund invests and the management techniques the Subadvisers employ to manage the Fund, see "Description of Securities and Investment Techniques."

  HARBOR BOND FUND. Harbor Bond Fund seeks maximum total return, consistent with the preservation of capital and prudent investment management, through investment in an actively managed portfolio of fixed-income securities. Under normal market conditions, the Fund invests at least 65% of its total assets in bonds, such as obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities with maturities of at least five years; obligations issued or guaranteed by a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities or by supra-national organizations (such as the International Bank for Reconstruction and Development); obligations of domestic or foreign corporations and other entities (rated Baa or better by Moody's or BBB or better by S&P or, if unrated, determined by Pacific Investment Management Company ("PIMCO" or the "Subadviser") to be of comparable quality); and mortgage-related and other asset-backed securities. Mortgage-backed securities in which the Fund may invest include mortgage pass-through certificates and multiple class pass-through certificates, real estate mortgage investment conduit pass-through certificates, collateralized mortgage obligations and stripped mortgage backed securities, such as interest only and principal only securities. The Fund's investments will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) that PIMCO believes are relatively undervalued. In addition, the Fund may invest in obligations of domestic and foreign commercial banks and bank holding companies (such as commercial paper, banker's acceptances, certificates of deposit and time deposits).

  Under normal market conditions, at least 60% of the Fund's total assets will be invested in securities of U.S. issuers and at least 80% of the Fund's total assets, adjusted to reflect the Fund's net exposure after giving effect to currency transactions and positions, will be denominated in U.S. dollars. The Fund may not invest more than 25% of its total assets in the securities of issuers located in a single country other than the United States.

  The Fund may also invest up to 10% of its assets in corporate debt securities that are not investment grade but are rated B or higher by Moody's or S&P, although the weighted average quality of all fixed-income securities held by the Fund will be equivalent to securities rated A or higher by Moody's and S&P.

  For temporary defensive purposes, as determined by the Subadviser, the Fund may invest all or a portion of its assets in cash or cash equivalents, such as obligations of banks, commercial paper and short-term obligations of U.S. or foreign issuers.

  The obligations in which the Fund may invest may have fixed, variable or floating interest rates. Depending upon the level of interest rates, the average maturity of the Fund will vary between 8 and 15 years. Although long-term securities generally produce higher income than short-term securities, long-term securities are more susceptible to market fluctuations resulting from changes in interest rates. When interest rates decline, the value of a portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested at lower yields can be expected to decline.

  In selecting securities and currencies for Harbor Bond Fund's portfolio, PIMCO utilizes economic forecasting, interest rate expectations, credit and call risk analysis and other security and currency selection techniques. The proportion of the Fund's assets invested in securities with particular characteristics (such as maturity, type, and coupon rate) may vary based on PIMCO's outlook for the economy, the financial markets, and other factors.

  Harbor Bond Fund's portfolio will normally consist of securities of varying maturities with a portfolio duration equal to that of the market plus or minus
1.5 years. The duration of the Fund's portfolio will vary within the three- to six-year timeframe based on PIMCO's forecast for interest rates, but under current conditions is expected to stay within one year of what PIMCO believes to be the average duration of the bond market as a whole. PIMCO bases its analysis of the average duration of the bond market on bond market indices which it believes to be representative, and other factors. The Fund may use various techniques to shorten or lengthen the duration of its portfolio, including the acquisition of obligations at a premium or discount, transactions in options, futures contracts, options on futures and mortgage and interest rate swaps and interest rate floors and caps.

  Duration is a measure of the average life of a fixed-income security that was developed as a more precise alternative to the concept of "term to maturity" as a measure of "volatility" or "risk" associated with changes in interest rates. Duration incorporates a security's yield, coupon interest payments, final maturity and call features into one measure. Duration is computed by determining the expected period of time until each scheduled payment or unscheduled prepayment of principal or interest and averaging such time periods on a weighted basis in accordance with the present value of such expected payments. A reduction in the coupon interest rate would generally increase duration; an increase in the coupon interest rate would generally reduce duration. Duration is one of the fundamental tools used by PIMCO in security selection.

  Harbor Bond Fund may also employ certain active currency and interest rate management techniques. The techniques may be used both to hedge the foreign currency and interest rate risks associated with the Fund's portfolio securities, and, in the case of certain techniques, to seek to increase the total return of the Fund. Such active management techniques include derivative instruments such as forward foreign currency exchange contracts, options on securities and foreign currencies, futures contracts, options on futures contracts and currency, mortgage and interest rate swaps and interest rate floors and caps. In addition, the Fund may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when PIMCO anticipates that a foreign currency will appreciate or depreciate in value, even though securities denominated in that currency do not present attractive investment opportunities or are not included in the Fund's portfolio.

  In addition, the Fund may enter into repurchase agreements, purchase and sell securities on a when-issued or forward commitment basis, including TBA ("to be announced") purchase and sale commitments, engage in portfolio securities lending and short selling of securities and enter into reverse repurchase agreements. For additional information about the securities in which the Fund invests and the management techniques and the derivative instruments the Subadviser employs to manage the Fund, see "Description of Securities and Investment Techniques."

  HARBOR SHORT DURATION FUND. Harbor Short Duration Fund seeks to maximize total return, consistent with prudent investment risk, through investment in an actively managed portfolio of short-term high grade fixed-income securities. The Fund is expected to have less volatility of return than is typically associated with broad bond market indices such as the Lehman Brothers Government/Corporate Index.

  The Fund invests principally in high grade bonds (i.e., rated A or higher by S&P or Moody's or, if unrated, determined by the Subadviser to be of comparable quality), including: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) obligations issued or guaranteed by a foreign government, or any of its political subdivisions, authorities, agencies or instrumentalities or by supra-national organizations (such as the World Bank); (iii) obligations of domestic and foreign commercial banks and bank holding companies (such as commercial paper (rated A-1 by S&P or P-1 by Moody's or higher or, if unrated, determined by the Subadviser to be of comparable quality), bankers' acceptances, certificates of deposit and time deposits); and (iv) obligations of domestic and foreign corporations and other entities (including mortgage- and other asset-backed securities). The obligations in which the Fund may invest may have fixed, variable or floating interest rates.

  Under normal market conditions, at least 60% of the Fund's total assets will be invested in securities of U.S. issuers and at least 80% of the Fund's total assets, adjusted to reflect the Fund's net exposure after giving effect to currency transactions and positions, will be denominated in U.S. dollars. The Fund may not invest more than 25% of its total assets in the securities of issuers located in a single country other than the United States. For temporary defensive purposes, as determined by the Subadviser, the Fund may invest all or a portion of its assets in cash.

  In selecting securities for the Fund's portfolio, the Fund's subadviser, Fischer Francis Trees & Watts, Inc. ("Fischer" or the "Subadviser") considers such factors as the security's maturity, duration, sector and credit quality rating as well as the security's yield and prospects for capital appreciation.

  Duration represents the weighted average maturity of expected cash flows on a debt obligation, discounted to present value. Maturity, in contrast, measures only the time until final payment is due on a bond or other debt security, taking no account of the pattern of a security's cash flows over time. In computing the portfolio's duration, the Fund will have to estimate the duration of debt obligations that are subject to prepayment or redemption by the issuer. The dollar-weighted average duration of the Fund's portfolio is expected to approximate one year and will not vary from one year by more than two years, that is, from an average of three years to minus one year (taking into account the negative duration of all short positions). For a portfolio at one year, average maturity approximates average duration. The Fund may use various techniques to shorten or lengthen the dollar-weighted average duration of its portfolio, including the acquisition of obligations at a premium or discount, transactions in options, futures contracts, options on futures and mortgage and interest rate swaps and interest rate floors and caps. Subject to the policy of maintaining a dollar-weighted average portfolio duration not exceeding three years, the Fund may invest in individual obligations of any duration.

  The assets of the Fund are actively managed and are bought and sold in response to changes in value resulting from new information affecting the supply and demand of the Fund's assets. Active management of the Fund entails frequent decisions concerning the changing relative attractiveness of various investments. In that connection, the Fund may also employ certain active currency and interest rate management techniques. The techniques may be used both to
hedge the foreign currency and interest rate risks associated with the Fund's portfolio securities, and, in the case of certain techniques, to seek to increase the total return of the Fund. Such active management techniques include derivative instruments such as forward foreign currency exchange contracts, options on securities and foreign currencies, futures contracts, options on futures contracts and currency, mortgage and interest rate swaps and interest rate floors and caps. In addition, the Fund may enter into forward foreign currency exchange contracts, currency options and currency swaps for non-hedging purposes when Fischer anticipates that a foreign currency will appreciate or depreciate in value, even though securities denominated in that currency do not present attractive investment opportunities or are not included in the Fund's portfolio. In addition, the Fund may acquire securities on a when-issued or forward commitment basis, enter into repurchase agreements and engage in portfolio securities lending. The Fund engages in short selling of securities. The Fund enters into reverse repurchase agreements with banks and broker-dealers. While not considered senior securities for purposes of the Investment Company Act, reverse repurchase agreements are considered by the staff of the SEC to be borrowings. As such, the Fund's use of reverse repurchase agreements is subject to the requirement in the Investment Company Act that the Fund maintain continuous asset coverage of at least 300% with respect to any such borrowing. As of the Fund's fiscal year end, October 31, 1995, the Fund entered into reverse repurchase agreements that resulted in the Fund's being
leveraged to    % of its total assets and the Fund's paying interest expense on such agreements of 1.46% of the Fund's average net assets. For a discussion of the special risks associated with the Fund's use of (i) reverse repurchase agreements and the resultant leveraging effect of such agreements on the Fund's portfolio and (ii) short sales, see "Description of Securities and Investment Techniques."


  For additional information about the securities in which the Fund may invest and the management techniques and the derivative instruments the Subadviser employs to manage the Fund, see "Description of Securities and Investment Techniques."

  HARBOR MONEY MARKET FUND. Harbor Money Market Fund seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity. Under normal market conditions, at least 80% of the Fund's net assets are invested in:

       (A) short-term (maturing in thirteen months or less) U.S. Government securities;
       (B) treasury receipts; treasury investment growth receipts ("TIGR's"); certificates of accrual on treasury receipts ("CATS"); and separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury traded under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS");
       (C) U.S. dollar-denominated obligations issued by major U.S. and foreign banks (including certificates of deposit and bankers' acceptances) that meet the $100,000,000 standard set forth under "Cash Equivalents" and other obligations of U.S. and non-U.S. issuers denominated in U.S. dollars and in securities of foreign branches of U.S. banks and major foreign banks, such as negotiable certificates of deposit (Eurodollars), and including variable rate master demand notes and floating rate notes, provided they are (i) rated in the highest rating category of at least two nationally recognized statistical rating organizations ("NRSROs") or, if only rated by one NRSRO, that NRSRO, or (ii) issued or guaranteed by a company which at the date of investment has outstanding a comparable debt issue rated in one of the two highest rating categories by at least two NRSROs or, if only one NRSRO has rated the security, that NRSRO;
       (D) commercial paper (including variable and floating rate commercial paper with interest rates which adjust in accordance with changes in interest rate indices) which is rated in the highest rating category of at least two NRSROs or, if not rated, is issued by a company having outstanding comparable debt rated in one of the two highest rating categories by at least two NRSROs or, if only one NRSRO has rated the security, that NRSRO;
       (E) short-term (maturing in thirteen months or less) corporate obligations which are rated in one of the two highest rating categories by at least two NRSROs or, if only one NRSRO has rated the security, that NRSRO;
       (F) repurchase agreements; and
       (G) asset-backed securities (including, but not limited to, interests in pools of assets such as motor vehicle installment purchase obligations and credit card receivables) which are determined to be of high quality by Fischer Francis Trees & Watts, Inc., the Fund's Subadviser, pursuant to criteria approved by the Board of Trustees.

  The Fund may invest up to 20% of the value of its net assets in debt instruments not specifically described in (A) through (G) above, including unrated instruments, provided that such instruments are deemed by Harbor Fund's Trustees to be of comparable high quality and liquidity and that they meet the Fund's maturity requirements.

  The Fund may invest more than 25% of the value of its total assets in the securities of banks and bank holding companies, including certificates of deposit and bankers' acceptances. The Fund, however, may not invest more than 5% of its total assets (taken at amortized cost) in securities issued by or subject to puts from any one issuer (except U.S. Government securities and repurchase agreements collateralized by such securities), except that a single investment may exceed such limit if such security (i) is rated in the highest rating category by the requisite number of NRSROs or, if unrated, is determined to be of comparable quality and (ii) is held for not more than three business days. In addition, the Fund may not invest more than 5% of its total assets (taken at amortized cost) in securities of issuers not in the highest rating category as determined by the requisite number of NRSROs or, if unrated, of comparable quality, with investment in any one such issuer being limited to no more than 1% of such total assets or $1 million, whichever is greater. For a description of each NRSROs' rating categories, see Appendix A to the Statement of Additional Information. For more information about the foregoing instruments, see "Description of Securities and Investment Techniques."


  Fischer may employ a number of professional money management techniques in anticipation of or in response to shifts in market conditions and fiscal or monetary policy. These techniques include varying the composition of the Fund's investments and the average maturity of the Fund's portfolio based upon an assessment of the relative values of various money market instruments and future interest rate patterns. As a result, the Fund may engage in more active portfolio trading and experience more volatility in its distributions than many other money market funds.


  In addition, the Fund may purchase securities on a when-issued or forward commitment basis, engage in portfolio securities lending, and do short sales of securities. The collateral securing loans of portfolio securities or short sales will consist only of cash, cash equivalents, or U.S.
Government securities that satisfy the quality and maturity standards applicable to the Fund's investments under the rule allowing amortized cost valuation.

  The Fund seeks to maintain a stable net asset value of $1.00 per share. There is no assurance that the Fund will be able to achieve this objective. However, to facilitate this, the Fund's portfolio securities are valued by the amortized cost method as permitted by a rule of the Securities and Exchange Commission (the "SEC"). The rule requires that all portfolio securities have at the time of purchase a maximum remaining maturity of thirteen months (as defined in the rule) and that they meet certain quality standards. The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less. For additional information about the securities in which the Fund may invest and the management techniques the Subadviser employs to manage the Fund, see "Description of Securities and Investment Techniques."

                            YOUR HARBOR FUND ACCOUNT

HOW TO BUY SHARES

  The minimum initial investment in each Fund is $2,000, with minimum subsequent investments of $500 per Fund. If your account is an IRA, SEP-IRA, UGMA, profit sharing, savings or pension plan, or if you are beginning a Systematic Investment Plan, the minimums are lowered to $500 per Fund for initial and $100 per Fund for subsequent investments. ALL CHECKS MUST BE MADE PAYABLE TO HARBOR FUND, AND MAY BE MAILED TO:

                                  HARBOR FUND,
                           C/O HARBOR TRANSFER, INC.,
                                 P.O. Box 2282,
                             Toledo, OH 43603-2282.

When making a subsequent investment, you may include the detachable stub from your confirmation statement to provide additional information.

  Any order by mail to purchase shares of a Fund must be received before 3 p.m., Eastern time, or by wire before 4 p.m., Eastern time. Investments received after these times will be deemed received on the next business day.

  IF YOU ARE NEW TO HARBOR FUND, please complete and sign the appropriate new account application and mail it along with your check. If you did not receive the proper application form with this Prospectus, please contact the Fund at 800-422-1050. All orders to purchase shares are subject to acceptance or rejection by Harbor Fund, Harbor Transfer, Inc. (the "Shareholder Servicing Agent") or HCA Securities, Inc. (the "Distributor"). If you are establishing an account with an investment of $25,000 or more, you may also open your account by wire. Please contact the Fund for specific instructions.

  Shares of each Fund will be purchased at the net asset value next determined after receipt of your request in proper order. Harbor Fund does not issue share certificates. The sale of shares of any Fund will be suspended during any period when the determination of its net asset value is suspended pursuant to rules or orders of the SEC.

  Retirement and institutional investing involves its own investment procedures. If you are investing in an IRA, SEP-IRA, or if you are an institutional client, please contact the Fund at 800-422-1050 for the appropriate application and information.

  IF YOU BUY SHARES BY CHECK, YOU MAY NOT EXCHANGE THOSE SHARES FOR 15 CALENDAR DAYS TO ENSURE THAT YOUR CHECK HAS CLEARED. You may redeem those shares; however, the payment of the proceeds of that redemption may be delayed for up to the same 15 days. To avoid the 15-day holding period for investments in any Fund, you can wire federal funds to Harbor Fund from your bank, which may charge you a fee. "Wiring federal funds" means that your bank sends money to Harbor Fund's bank through the Federal Reserve System. Wire instructions are referenced on the next page, for your convenience. You may also wish to consider buying shares by U.S. Postal money order, U.S. Treasury check, or Federal Reserve check to avoid the 15-day holding period.

  Harbor Fund will not accept any third party checks to open an account other than a rollover. Subsequent investments by third party checks will be accepted as long as the amount of the third party check does not exceed the shareholder's current account value. No exchanges on the amount will be allowed for 15 days and payment of proceeds for redemptions may be delayed for 15 days to ensure that your check has cleared. Checks must be drawn on U.S. banks, and are accepted subject to collection at full value. If your check, wire or Automatic Clearing House ("ACH") transaction does not clear, your purchase will be cancelled. There will be a $15 fee for any check, wire or ACH transaction rejected for any reason. Harbor Fund reserves the right to deduct the fee from any existing shareholder account, and you may be prohibited from future investment in Harbor Fund.

  You may purchase shares of a Fund at net asset value through a broker, who may charge you a transaction fee for this service, no part of which is paid by or received by the Fund, the Adviser, the Distributor or the Shareholder Servicing Agent. The Funds may allow certain brokers, dealers or institutional investors with whom the Distributor and the Funds have entered into agreements to purchase shares of the Funds for next day settlement.

PURCHASES BY WIRE

  Any purchases by bank wire must use the following instructions and must arrive at the Fund by 4 p.m. Eastern time. If wires are received in a format other than that referenced, they may be rejected by State Street Bank and Trust Company.

RECEIVING BANK INFORMATION:

- State Street Bank and Trust Company

- Boston, MA

- ABA Routing #0110 0002 8

FOR DEPOSIT TO:

- Harbor                          Fund
  (Please name the fund you wish to invest in)

- Account (DDA) #3018-065-7

FOR FURTHER CREDIT TO:

- Your name as registered on your account

- Your Harbor Fund account number

SHARE PRICE

  Each Fund's net asset value (NAV) per share is calculated after 4 p.m. each business day that the New York Stock Exchange is open. See "Shareholder and Account Policies -- Transactions Details," for a discussion of how the Fund computes its NAV. Shares of each Fund are purchased or sold at the share price next calculated after your request is received in good order and accepted.

HOW TO SELL SHARES

  You may take money out of your account(s) at any time by selling (redeeming) some or all of your shares. Your shares will be sold at the next share price calculated after your order is received in good form and accepted by Harbor Fund and the Shareholder Servicing Agent. Any order by mail to redeem shares of a Fund must be received before 3 p.m. Eastern time, or if requested by telephone, before 4 p.m. Eastern time. Redemption requests received after these times will be deemed received on the next business day. You may realize a gain or loss, and certain shareholders may be subject to backup withholding of federal income tax when they redeem shares.

  YOU MAY SELL SHARES IN A NON-IRA ACCOUNT by mail or by phone, if the Telephone Redemption privilege is requested on your application form. Telephone redemptions are limited to $50,000 per day.

  TO SELL SHARES IN AN IRA OR SEP-IRA ACCOUNT, your request must be made in writing. Please call 800-422-1050 to ask for an IRA Distribution form or for additional instructions.

  IF YOU ARE MAILING A LETTER TO REDEEM SHARES, please include in the letter:

  - your name;

  - the Fund from which you are redeeming;

  - your Harbor Fund account number;

  - the dollar amount or number of shares, including fractional shares, to be redeemed; and

  - any other applicable requirements as listed in the table relating to selling shares on the next page.

  ALL REDEMPTION REQUESTS SHOULD BE MAILED TO:

                                  HARBOR FUND
                           C/O HARBOR TRANSFER, INC.
                                 P.O. Box 2282
                            Toledo, Ohio 43603-2282


Proceeds of the redemption will be mailed to the address of record, or wired the next day to a specified bank account, if complete and accurate instructions are included on your application. Normally, redemption proceeds that are being mailed are sent on the next business day. Harbor Fund reserves the right to suspend redemptions or postpone payments for up to seven days or longer, as permitted by Federal securities laws. Unless otherwise instructed, Harbor Fund will send a redemption check to the address of record.


  THE MINIMUM BALANCE FOR EACH FUND TO KEEP IT OPEN is $1,000 ($500 for IRA, SEP-IRA, UGMA, or profit sharing, savings or pension plans).

  CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. Signature guarantees are designed to protect you and Harbor Fund from fraud. Your written request to sell shares must include a signature guarantee if any of the following situations apply:

  - you are redeeming more than $50,000 worth of shares;

  - your address of record has been changed within the last 30 days;

  - you are requesting that the redemption check be mailed to an address other than the address of record;

  - you are requesting that the redemption proceeds be wired to a banking institution other than the banking institution of record;

  - you are requesting that the redemption check is made payable to someone other than the registered shareholder; or

  - the redemption proceeds are being transferred to an account with a different registration.

  You may obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), any securities exchange or association, clearing agency, savings association or trust company. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.

 SELLING SHARES                 ACCOUNT TYPE                          SPECIAL REQUIREMENTS
----------------------------------------------------------------------------------------------------
BY MAIL                Individual, Joint Tenant, Sole       -    The letter of instruction must be
                       Proprietorship, UGMA                      signed by all authorized persons
                                                                 required to sign for transactions,
                                                                 exactly as their names appear on
                                                                 the account.
                       IRA or SEP-IRA                       -    Please call 800-422-1050 to request
                                                                 a retirement distribution form or
                                                                 for additional instructions.
                       Trust                                -    The trustee must sign the letter
                                                                 indicating capacity to act. If the
                                                                 trustee's name is not in the
                                                                 account registration, provide a
                                                                 copy of the trust document
                                                                 certified within the last 60 days.
                       Business or Organization             -    At least one person authorized by
                                                                 corporate resolution to act on the
                                                                 account must sign the letter.
                                                            -    Include a corporate resolution with
                                                                 corporate seal or a signature
                                                                 guarantee.
                       Executor, Administrator,             -    Please call 800-422-1050 for
                       Conservator, Guardian                     instructions.
----------------------------------------------------------------------------------------------------
BY PHONE               All account types except retirement  -    Have the Fund name, account number
800-422-1050                                                     and tax identification number
                                                                 available when you call. You may
                                                                 redeem up to $50,000 by telephone
                                                                 per day.
                       All account types                    -    You may exchange to other Funds if
                                                                 both accounts are registered with
                                                                 the same name(s), address and
                                                                 taxpayer ID number.
----------------------------------------------------------------------------------------------------


INVESTOR SERVICES


  Harbor Fund provides you with a variety of services to help you manage your account and pursue your financial goals. Client Services Representatives are available during normal business hours to provide information and answer questions you may have or you may call the Harbor Navigator at 800-422-1050 (anytime day or night) to access information on your account.

  Harbor Fund offers convenient services that let you systematically purchase into your account or exchange between Harbor Funds. By using the Systematic Investment or Exchange Plans, you are purchasing shares of a Fund on a scheduled basis without regard to fluctuations in net asset value per share. Over time, your average cost per share may be lower than if you tried to time the market. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals.

  THE SYSTEMATIC INVESTMENT PLAN allows you to make regular monthly or quarterly investments through an automatic withdrawal from your bank account. The minimum for each systematic investment is $100 per Fund. You must have the minimum initial investment of $500 in each Fund before you may begin making systematic investments. You may use your Harbor Fund account application to add this feature, or if you already have an account established, please contact the Fund at 800-422-1050 for the appropriate form.

  THE SYSTEMATIC EXCHANGE PLAN allows you to automatically exchange between Harbor Funds either monthly or quarterly with a minimum of $100. Exchanges may only be made out of a Fund having a minimum balance of $5,000 to a Fund having a minimum balance of $500. You must remain in the Plan for a minimum of six exchanges.

  HARBOR FUND ALSO OFFERS CONVENIENT TELEPHONE PRIVILEGES.

  THE TELEPHONE EXCHANGE PRIVILEGE allows you to exchange your shares of a Fund for shares of any other Harbor Fund by telephone. You should consider the differences in investment objectives and expenses of a Fund as described in its prospectus before making an exchange (a redemption from one fund and purchase to another). Exchanges are taxable transactions which may cause you to realize a gain or loss, and certain shareholders may be subject to backup withholding of federal income tax upon an exchange. For complete policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see "Shareholder and Account Policies -- Exchange Restrictions."

  THE TELEPHONE REDEMPTION PRIVILEGE allows you to sell shares of up to $50,000 by telephone, with proceeds either mailed to the address of record or wired the next day to an account, if you have provided proper wire instructions on your application. Please see the previous section on "How to Sell Shares" for more information on redeeming shares from your account.

  HARBOR FUND OFFERS A SYSTEMATIC WITHDRAWAL PLAN that will allow you to make monthly or quarterly redemptions from any Fund that has a minimum balance of $10,000. You may direct Harbor Fund to withdraw a specific number of shares or dollars (minimum of $100). If these payments are to be made payable or to be mailed to someone other than the registered owner(s) of the account, a signature guarantee is required on the Systematic Withdrawal Plan application. Harbor Fund reserves the right to institute a charge of $5 per withdrawal, upon 30 days' notice, for this service. Harbor Fund may amend or terminate the Systematic Withdrawal Plan without notice to any participating shareholders.

  Withdrawal payments should not be considered dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and capital gain distributions, your original investment will be reduced and ultimately exhausted. Withdrawals are redemptions of shares and therefore may cause you to realize gains or losses for tax purposes. You should consult your tax adviser.

  HARBOR FUND OFFERS A CHECKWRITING PRIVILEGE FOR SHAREHOLDERS IN THE MONEY MARKET FUND ONLY. Shareholders may redeem shares of Harbor Money Market Fund by writing checks in amounts of $500 or more. The check is presented to State Street Bank and Trust Company (the "Bank") for payment through normal banking channels. These checks may be used in the same manner as any other checks payable through the Bank except that they may not be certified and are payable upon review. Your investment in Harbor Money Market Fund is not covered by insurance, by the Federal Deposit Insurance Corporation or any other government agency.

  There is no charge to you for redemptions by use of checks. If you elect this option, you are subject to the procedures, rules and regulations established by the Bank with respect to clearance and collection of checks. The Bank will not honor checks which are in amounts exceeding the available value of your account at the time the check is presented for payment and will not honor checks drawn against uncollected funds. Since interest in the Money Market Fund is accrued daily, but paid monthly, the total value of the Fund may not be determined in advance. THEREFORE, YOU CANNOT CLOSE YOUR ACCOUNT BY CHECK. This service may be terminated at any time by Harbor Fund or the Bank upon notice to you. Your cancelled checks will be returned monthly by the Bank. To add the Checkwriting feature to your account, please complete the Authorization Form and Signature Card enclosed with your application. You must have a Harbor Money Market Fund account established before you can add this feature.

  YOU WILL RECEIVE CONFIRMATION OF EACH SHARE TRANSACTION MADE TO YOUR ACCOUNT, as well as a quarterly combined statement. Harbor Fund also distributes reports of its financial statements semi-annually.

                        SHAREHOLDER AND ACCOUNT POLICIES

TRANSACTION DETAILS

  HARBOR FUND IS OPEN FOR BUSINESS each day that the New York Stock Exchange
(NYSE) is open. The Custodian normally calculates a Fund's net asset value as of the close of business of the NYSE, normally 4 p.m., Eastern time.

  A FUND'S NAV per share is the value of a single share. The NAV is computed by adding the market value (amortized cost for Harbor Money Market Fund) of the Fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.

  WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you are certifying that the Social Security or other taxpayer identification number that you provide is your correct number and that you are not subject to 31% backup withholding of federal income tax for failing to report certain income to the IRS or that you are a type of recipient that is exempt from backup withholding, e.g., a corporation. If you are subject to backup withholding, the IRS requires Harbor Fund to withhold 31% of your taxable distributions and, except in the case of Harbor Money Market Fund, the proceeds of redemptions (including exchanges).

  YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE. Procedures designed to confirm that instructions communicated by telephone are genuine, including requiring certain identifying information prior to acting upon instructions, recording all telephone instructions and sending written confirmation of telephone instructions, are used by the Shareholder Servicing Agent. To the extent such procedures are reasonably designed to prevent unauthorized or fraudulent instructions and are followed neither Harbor Fund, the Distributor nor the Shareholder Servicing Agent is responsible for any losses from unauthorized or fraudulent redemptions by telephone; consequently, the investor will bear the risk of loss.

  IF YOU ARE UNABLE TO REACH HARBOR FUND BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail. Harbor Fund and the Shareholder Servicing Agent are not responsible for any misdirected or lost mail.

  EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Shares of

Harbor International Fund are offered only to shareholders of the Fund with an existing account and to beneficiaries of certain profit sharing plans, pension funds or benefit plans and certain other investors purchasing amounts of at least $1 million. Each Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions." Purchase orders may be refused if, in Harbor Fund's opinion, they are of a size that would disrupt management of a Fund.

  Harbor Fund reserves the right to close your account if it has a current net asset value of less than $1,000 ($500 in IRA, SEP-IRA, UGMA, Profit-sharing, savings or pension plans) by redeeming all remaining shares in your account. No such redemption will be effected unless you have been given at least 60 days' written notice. Harbor Fund reserves the right to redeem shares in your account as reimbursement for loss to a Fund due to the failure of your check, wire or ACH transaction to clear.

  DISTRIBUTIONS IN KIND. Harbor Fund agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Harbor Fund reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the redeeming Fund, either total or partial, by a distribution in kind of securities (instead of cash) from the applicable Fund. The securities distributed in kind would be valued for this purpose by the same method as is used to calculate the Fund's net asset value per share. If you receive a distribution in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

EXCHANGE RESTRICTIONS

  As a shareholder, you have the privilege of exchanging shares of a Fund for shares of any other Harbor Fund (except Harbor International Fund unless you have an existing account). However, you should note the following:

  - Exchanges are available only in states where an exchange may legally be made.

  - You may only exchange between Funds that are registered in the same name, address and taxpayer identification number.

  - The minimum amount you may exchange from one Fund into another is the same as the guidelines for minimum initial and subsequent investments, and each Fund must have a minimum of $1,000 after the exchange.

  - An exchange is a redemption of shares from one Fund and a purchase of shares in another. Thus, exchanges may have tax consequences for you.

  - Harbor Fund reserves the right to refuse exchange purchases by any person or group if, in Harbor Fund's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

  - Your exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Fund.

  - Although Harbor Fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. Harbor Fund reserves the right to terminate or modify the exchange privilege upon 60 days' notice to shareholders.

                   THE ADVISER, SUBADVISERS, DISTRIBUTOR AND
                          SHAREHOLDER SERVICING AGENT

  THE ADVISER. Harbor Capital Advisors, Inc., a registered investment adviser since 1984, is each Fund's investment adviser (Adviser). The Adviser is a wholly-owned subsidiary of Owens-Illinois, Inc. (Owens-Illinois) and is the investment adviser to separate accounts for the Owens-Illinois Master Retirement Trust.

  Under each of the Investment Advisory Agreements between the Adviser and Harbor Fund on behalf of each Fund, the Adviser either continually manages the investment portfolio of a Fund or oversees the management of a Fund by one or more Subadvisers. The management of each Fund's portfolio is subject to the supervision of Harbor Fund's Trustees and the stated policies of such Fund.

  The Adviser administers each Fund's business affairs and, in connection therewith, furnishes each Fund with office facilities and is responsible for clerical, recordkeeping and bookkeeping services and for the financial and accounting records required to be maintained by each Fund, other than those maintained by the Funds' Custodian and Shareholder Servicing Agent. Each Fund is entitled to use its present name only so long as the Adviser acts as the Fund's investment adviser.

  For these advisory and administrative services and facilities, each Fund pays the Adviser a monthly fee at an annual rate of the average daily net assets of that Fund as follows:

                                           ANNUAL
                                            RATE
Harbor International Growth Fund            .75%
Harbor International Fund                   .85%
Harbor Growth Fund                          .75%
Harbor Capital Appreciation Fund            .60%
Harbor Value Fund                           .60%
Harbor Bond Fund                            .70%
Harbor Short Duration Fund                  .40%
Harbor Money Market Fund                    .30%

  While higher than the investment advisory fees paid by other mutual funds in general, the fees paid by Harbor International Growth Fund, Harbor International Fund and Harbor Growth Fund are comparable to those paid by many mutual funds with similar investment objectives and policies.


  Each Fund also pays: shareholder service expenses, expenses of issuing reports to shareholders, its proportionate share of custodian fees, legal fees, auditing fees, taxes, Trustees' fees, and other expenses of administering the Fund. In the event that the expenses of a Fund (including the fees of the Adviser, but excluding interest, taxes, litigation and indemnification expenses and other extraordinary expenses) for any fiscal year exceed the limits set by certain state securities administrators, the Adviser will reduce its fee payable by each such Fund by the amount of such excess to the extent of each Fund's respective fee. The most restrictive expense limitation currently applicable to each Fund is 2.5% of the first $30 million of a Fund's average annual net assets, 2.0% of the next $70 million of such assets and 1.5% of such assets in excess of $100 million. As of October 31, 1995, no Fund expenses were reduced as a result of this expense limitation.


  THE SUBADVISERS. Pursuant to separate subadvisory agreements between the Adviser, Harbor Fund on behalf of the Fund and the respective Subadviser, the assets of each Fund are managed by one or more Subadvisers consistent with the Fund's objectives and policies, and subject to the supervision of the Adviser and the Trustees. Each Subadviser manages separate accounts for the Owens-Illinois Master Retirement Trust. The Adviser pays quarterly out of its own resources a fee to each Subadviser equal on an annual basis to a stated percentage of the Fund's average net assets. For purposes of determining the applicable fee rate and satisfying the minimum payment requirement, the assets of the Fund and the payments by the Adviser to the Fund's Subadviser (except Richards & Tierney) will be combined with the assets and payments of the accounts of the Owens-Illinois Master Retirement Account that the Subadviser manages.


  Jennison Associates Capital Corp. is Subadviser to Harbor International Growth Fund. Jennison is a registered investment adviser and a New York corporation with $28 billion in assets under management as of October 31, 1995 and is a wholly owned subsidiary of The Prudential Insurance Company of America. For its services, Jennison receives from the Adviser a subadvisory fee equal on an annual basis to .50% of the Fund's average net assets managed by Jennison up to $1.5 billion; .45% on the next $1 billion of such assets; .40% on such assets in excess of $2.5 billion. The Adviser will pay Jennison a fee each year which is not less than $125,000.



  Northern Cross Investments Limited is Subadviser to Harbor International Fund. Northern Cross is a registered investment adviser and a Bermuda corporation with $5.2 billion in assets (all equity) under management as of October 31, 1995. Northern Cross receives a subadvisory fee from the Adviser equal on an annual basis to .60% of the Fund's average net assets. Northern Cross has voluntarily agreed to reduce its subadvisory fee to .55% of the Fund's average net assets over $1.5 billion and to .50% of the Fund's average net assets over $2.5 billion.



  Nicholas-Applegate Capital Management is Subadviser to Harbor Growth Fund. Nicholas-Applegate is a registered investment adviser and a California limited partnership with over $28 billion in assets under management as of October 31, 1995. Nicholas-Applegate Capital Management Holding LP is the General Partner of Nicholas-Applegate. Nicholas-Applegate receives an advisory fee from the Adviser equal on an annual basis to .75% of the Fund's average net assets up to $25 million; .625% on the next $75 million of such assets; and .50% on such assets thereafter. The Adviser will pay Nicholas-Applegate a fee each year which is not less than $75,000.


  Jennison also serves as Subadviser to Harbor Capital Appreciation Fund. Jennison receives an advisory fee from the Adviser equal on an annual basis to
 .75% of the Fund's average net assets up to $10 million; .50% on the next $30 million of such assets; .35% on the next $25 million of such assets; .25% on the next $335 million of such assets; .22% on the next $600 million of such assets; and .20% on such assets in excess of $1 billion. The Adviser will pay Jennison a fee each year which is not less than $125,000.


  DePrince, Race & Zollo, Inc. ("DRZ") is Sub-Adviser to Harbor Value Fund. As of October 31, 1995, DRZ had $890 million in assets under management. DRZ receives an advisory fee from the Adviser equal on an annual basis to 0.65% of the average actual net assets of the portion of Harbor Value Fund managed by DRZ up to $10 million; 0.40% on the next $40 million of such assets; 0.30% on the next $50 million of such assets; and 0.25% on such assets in excess of $100 million. The Adviser will pay DRZ a fee each year which is not less than $40,000.



  In addition to DRZ, the Adviser has engaged Richards & Tierney as a second subadviser to Harbor Value Fund. R&T is a registered investment adviser and an Illinois corporation. R&T does not provide investment management services to any other registered investment companies. The Board of Trustees has determined that management of the assets of the Fund's portfolio will be allocated between the two Subadvisers. Currently, DRZ manages 75% of the Fund's assets and R&T manages 25% of the Fund's assets. The allocation of assets between the Subadvisers may be changed at any time by the Trustees.

  R&T receives an advisory fee equal on an annual basis to .30% of the portion of Harbor Value Fund's average net assets managed by R&T up to $5 million; .25% on the next $10 million of such assets; and .20% on such assets in excess of $15 million.


  Pacific Investment Management Company is Subadviser for Harbor Bond Fund. PIMCO is a general partnership whose partners are PIMCO Management Inc., a Delaware corporation, and PIMCO Advisers, G.P. and is a registered investment adviser, with $70 billion in assets ($63 billion in fixed-income) under management as of October 31, 1995. PIMCO is also registered as a commodity trading adviser with the Commodity Futures Trading Commission. PIMCO receives from the Adviser an advisory fee equal on an annual basis to .50% of the Fund's average net assets up to $25 million; .375% on the next $25 million of such assets; and .25% on such assets in excess of $50 million. The Adviser will pay PIMCO a fee each year which is not less than $100,000.



  Fischer Francis Trees & Watts, Inc. is Subadviser to Harbor Short Duration Fund. Fischer is a registered investment adviser and a New York corporation with $21.5 billion in assets (all fixed income) under management as of October 31, 1995. Fischer receives from the Adviser an advisory fee equal on an annual basis to .20% of Harbor Short Duration Fund's average net assets up to $100 million and .15% on such assets in excess of $100 million. The Adviser will pay Fischer a fee each year which is not less than $200,000.


  Fischer is subadviser to Harbor Money Market Fund. Fischer receives from the Adviser an advisory fee equal on an annual basis to .20% of Harbor Money Market Fund's average net assets up to $100 million and .15% on such assets in excess of $100 million. The Adviser will pay Fischer a fee each year which is not less than $200,000.

  PORTFOLIO MANAGERS. The persons primarily responsible for the day-to-day management of each Fund are listed below:

                                             YEAR
                        PORTFOLIO           BECAME                    BUSINESS EXPERIENCE
     FUND                MANAGER           MANAGER                      (PAST 5 YEARS)
---------------    --------------------    --------     -----------------------------------------------
International      Howard Moss               1993       Director, Executive Vice-President of Jennison
Growth Fund                                             (since 1993); and Portfolio manager, Arnhold
                                                        and S. Bleichroder (1983-1993).
                   Blair Boyer               1993       Director, Senior Vice-President of Jennison
                                                        (since 1993); and Portfolio Manager, Arnhold
                                                        and S. Bleichroder (1989-1993).
International      Hakan Castegren           1987       President, Northern Cross (since 1993);
Fund                                                    President, Boston Overseas Investors, Inc.
                                                        (1990-1993); and Portfolio Manager, Marsh &
                                                        Cunningham, Inc. (1985-1990).
Growth Fund        Arthur Nicholas           1993       Founding Partner, Nicholas-Applegate (1984).
                   John Marshall             1993       Partner (since 1991); and Portfolio Manager,
                                                        Nicholas-Applegate (since 1989).

                                             YEAR
                        PORTFOLIO           BECAME                    BUSINESS EXPERIENCE
     FUND                MANAGER           MANAGER                      (PAST 5 YEARS)
---------------    --------------------    --------     -----------------------------------------------
Capital Ap-        Spiros Segalas            1990       President, and Chief Investment Officer (since
preciation Fund                                         1993); and Director and Founding Member of
                                                        Jennison (1969).
Value Fund         Gregory DePrince          1994       Principal and Partner, DRZ (since April, 1995);
                                                        and Senior Vice President of SunBank
                                                        (1989-1995).
                   David Tierney             1993       Managing Partner and Founder, Richards &
                                                        Tierney (since 1984).
Bond Fund          William Gross             1987       Managing Director, PIMCO (Del. G.P.) (since
                                                        1994); and Managing Director, PIMCO (1982-
                                                        1994).
                   Dean Meiling              1994       Managing Director, PIMCO (Del. G.P.) (since
                                                        1994); and Managing Director, PIMCO (1987-
                                                        1994).
Short Duration     Stewart Russell           1994       Portfolio Manager, Fischer (since 1992); and
  Fund                                                  Trader, Global Markets, J.P. Morgan
                                                        (1987-1992).
Money Market       David Marmon              1994       Portfolio Manager, Fischer (since 1990); and
  Fund                                                  Research Analyst (futures and options),
                                                        Yamaichi International (America) (1989-1990).


  The Adviser may from time to time recommend to the Trustees the engagement of new subadvisers.

  THE DISTRIBUTOR AND SHAREHOLDER SERVICING AGENT. HCA Securities, Inc. acts as the distributor of each Fund's shares. The Distributor is a Delaware corporation, a registered broker-dealer and a wholly-owned subsidiary of the Adviser.

  Harbor Transfer, Inc. acts as the shareholder servicing agent for each Fund. The Shareholder Servicing Agent is a Delaware corporation, a registered transfer agent and a wholly-owned subsidiary of the Adviser.

              DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES

  DERIVATIVE INSTRUMENTS. Each of the Funds may invest in derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not a true security like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by a Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the portfolio manager's expectations will be wrong. Transactions in derivative instruments often enable a Fund to take investment positions that more precisely reflect the portfolio manager's expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.

  Derivative securities include collateralized mortgage obligations, stripped mortgage backed securities, asset backed securities, structured notes and floating interest rate securities (described below). Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps (described below). The principal risks associated with derivative instruments are:

  Market risk: The instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

  Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund. The SEC has taken the position that the risk of leverage is not an appropriate risk for a money market fund.

  Credit risk: The issuer of the instrument may default on its obligation to pay interest and principal, but derivatives based on U.S. Government agency mortgage securities may actually present less credit risk than some conventional corporate debt securities.

  Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Funds are not readily marketable and are subject to a Fund's restrictions on illiquid investments.

  Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset; for example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

  Each derivative instrument purchased for a Fund's portfolio is reviewed and analyzed by the Fund's portfolio manager to assess the risk and reward of each such instrument in relation to the Fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the Fund and its shareholders.

  CASH EQUIVALENTS. Each of the Funds may invest in cash equivalents, which include short-term obligations issued or guaranteed as to interest and principal by the U.S. Government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities). The Funds may also invest in obligations of banks which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million, and obligations of other banks or savings and loan associations if such obligations are insured by the FDIC. Each Fund (except Harbor Money Market Fund) may also invest in commercial paper which at the date of investment is rated at least A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's; short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's (rated A in the case of Harbor Short Duration Fund), and other debt instruments, including unrated instruments, not specifically described if such instruments are deemed by the Subadviser to be of comparable high quality and liquidity.

  U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities as described above in the future, other than as set forth above, since it is not obligated to do so by law.

  FIXED-INCOME SECURITIES. Corporate and foreign governmental debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed-income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed-income securities can be expected to decline. The Subadviser will consider both credit risk and market risk in making investment decisions for a Fund.

  Lower-rated debt securities. Securities which are rated BBB by S&P or Baa by Moody's are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. The Lower-rated securities (rated below Baa by Moody's or BBB by S&P) may have speculative characteristics (including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market). Because high yield bonds have been found to be more sensitive to adverse economic changes or individual corporate developments and less sensitive to interest rate changes than higher-rated investments, an economic downturn could disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of issuers to repay principal and interest. In addition, in a declining interest rate market, issuers of high yield bonds may exercise redemption or call provisions, which may force a Fund, to the extent it owns such securities, to replace those securities with lower yielding securities. This could result in a decreased return for investors. In the event that the rating for any security held in a Fund's portfolio drops below the minimum acceptable rating applicable to that Fund, such change will be considered by that Fund's Subadviser in evaluating the overall composition of the Fund's portfolio.

  MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to repayment has been purchased at a premium, in the event of prepayment the value of the premium would be lost. Like other fixed-income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities.

  Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

  Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Similar to a bond, interest and pre-paid principal on a CMO are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

  Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as CMO residuals or stripped mortgage-backed securities, and may be structured in classes with rights to receive varying proportions of principal and interest. In addition, the Funds may invest in other asset-backed securities that have been offered to investors. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

  Real Estate Mortgage Investment Conduits ("REMICs") are CMO vehicles that qualify for special tax treatment under the Internal Revenue Code of 1986, as amended (the "Code") and invest in mortgages principally secured by interests in real property and other investments permitted by the Code.

  STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). SMBS are derivative multiple-class mortgage-backed securities. SMBS are usually structured with two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets. A typical SMBS will have one class receiving some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal. In the most extreme case, one class will receive all of the interest (the "interest only" class) while the other class will receive all of the principal (the "principal only" class). The yields and market risk of interest only and principal only SMBS, respectively, may be more volatile than those of other fixed-income securities. The staff of the SEC considers privately issued SMBS to be illiquid.

  RISK FACTORS ASSOCIATED WITH MORTGAGE-BACKED SECURITIES. Investing in Mortgage-Backed Securities involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. In addition, investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed-income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

  Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. Government securities as a means of "locking in" interest rates.

  Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates.

  RISKS ASSOCIATED WITH SPECIFIC TYPES OF DERIVATIVE DEBT SECURITIES. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

  The risk of early prepayments is the primary risk associated with interest only debt securities ("IOS"), super floaters, other leveraged floating rate instruments and Mortgage-Backed Securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities. The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

  These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), Mortgage-Backed Securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal only ("PO") debt securities, certain residual or support tranches of CMOs and index amortizing notes. Index amortizing notes are not Mortgage-Backed Securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the Mortgage-Backed Securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

  Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risk associated with the underlying mortgage assets.

  The Funds may invest only in high quality mortgage-related (or other asset-backed) securities either (i) issued by U.S. Government sponsored corporations (currently GNMA, FHLMC, FNMA and Resolution Trust Corp.) or (ii) rated in one of the top two categories by an NRSRO or, if not rated, of equivalent investment quality as determined by the Subadvisers. The Subadvisers will monitor continuously the ratings of securities held by the Funds that they manage and the creditworthiness of their issuers.

  VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Variable and floating rate securities that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be treated as illiquid and subject to the limitation on investments in illiquid securities. See "Description of Securities and Investment Techniques -- Restricted Securities" below.

  RESTRICTED SECURITIES. Each Fund (except Harbor Money Market Fund which will not invest more than 10%) will not invest more than 15% of its assets in illiquid investments, which includes repurchase agreements and fixed time deposits maturing in more than seven days, securities that are not readily marketable and restricted securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid.

  Each Fund may purchase and sell restricted securities (i.e., securities that would be required to be registered under the Securities Act of 1993 (the "1933 Act") prior to distribution to the general public) including restricted securities eligible for resale to "qualified institutional buyers" under Rule 144A under the 1933 Act.

  The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. Each Fund will not invest more than 10% of its assets in unregistered securities that are not sold pursuant to Rule 144A.

  REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements with any bank that satisfies the standards set forth under "Cash Equivalents" or with any member firm of the National Association of Securities Dealers, Inc., or any affiliate of a member firm, which is a primary dealer in U.S. Government securities. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be collateralized, and the Funds' Custodian will maintain custody of the purchased securities for the duration of the agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.


  REVERSE REPURCHASE AGREEMENTS. Harbor Short Duration Fund enters into reverse repurchase agreements with banks and broker-dealers. Harbor Value Fund and Harbor Bond Fund may also enter into reverse repurchase agreements. (Harbor Bond Fund may enter into those agreements only with banks for temporary or emergency purposes.) A reverse repurchase agreement involves the sale of a portfolio security by the Fund, coupled with an agreement to repurchase the security at a specified time and price. During the reverse repurchase agreement, the Fund continues to receive principal and interest payments on the underlying securities. Each Fund will maintain a segregated account, which is marked to market daily, consisting of cash, U.S. Government securities or high-grade debt obligations, maturing not later than the expiration of the reverse repurchase agreement, to cover its obligations under reverse repurchase agreements.


  While not considered senior securities, reverse repurchase agreements are considered borrowings and as such are subject to the same risks associated with borrowing by the Fund. When the Fund engages in borrowing for investment purposes, also known as financial leverage, the Fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on the Fund's net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; and in certain cases, interest costs may exceed the return received on the securities purchased. An increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the net asset value of the Fund's shares.


  Harbor Value Fund and Harbor Short Duration Fund are not subject to any limitation on the Fund's assets that may be invested in additional securities while borrowings are in excess of 5% of the Fund's total assets.



  LENDING OF PORTFOLIO SECURITIES. Each Fund may seek to increase its income by lending portfolio securities. Harbor International Growth Fund and Harbor International Fund are engaged in a securities lending program with the Custodian. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash, cash equivalents, bank letters of credit or U.S. Government securities.

Such collateral must be maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Subadviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the total assets of the Fund. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

  FOREIGN SECURITIES. Each Fund may purchase foreign securities. However, Harbor Money Market Fund may purchase only U.S. dollar-denominated foreign securities. Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate would reduce the value of certain portfolio securities. Also, if the exchange rate for the currency in which a Fund receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends. As discussed below, a Fund may employ certain investment techniques to hedge its foreign currency exposure; however, such techniques also entail certain risks.

  In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the United States. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of a Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries. To the extent that a Fund invests in the securities of issuers in emerging markets, the risks of investing in foreign securities may be exacerbated. See the Statement of Additional Information for additional discussion of the risks of investing in foreign securities.

  FOREIGN CURRENCY TRANSACTIONS. Each Fund, except Harbor Money Market Fund, may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. Because investment in foreign companies and governments will usually involve currencies of foreign countries and because each Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars will be affected by changes in foreign currency exchange rates. In addition, each Fund may incur costs in connection with conversion between various currencies. Each such Fund may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. Each such Fund may also enter into contracts to sell foreign currencies to protect against a decline in value of its foreign currency denominated portfolio securities due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a Fund if the value of the hedged currency increased.

  Harbor Bond Fund and Harbor Short Duration Fund may also enter into forward foreign currency exchange contracts for non-hedging purposes when the Subadviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. Harbor Bond Fund and Harbor Short Duration Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Subadviser determines that there is a pattern of correlation between the two currencies. These practices may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes.

  If a Fund enters into a forward foreign currency exchange contract to sell foreign currency to seek to increase total return or to buy foreign currency for any purpose, the Fund will be required to place cash or liquid, high grade debt securities in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

  CURRENCY SWAPS, MORTGAGE SWAPS AND INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. Harbor Bond Fund and Harbor Short Duration Fund may enter into currency swaps for hedging purposes and may also enter into mortgage and interest rate swaps and interest rate caps and floors for hedging purposes or to seek to increase total return. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

  The Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the net amount payable by the Fund under an interest rate or mortgage swap and the entire amount of the payment stream payable by the Fund under a currency swap or an interest rate floor, cap or collar are held in a segregated account consisting of cash and liquid, high grade debt securities, the Fund and the Subadviser believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund's borrowing restriction.

  The Fund will not enter into currency swap, interest rate swap, mortgage swap, cap or floor transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is rated either AA of A-1 or better by S&P or Aa or P-1 or better by Moody's or, if unrated by such rating organizations, determined to be of comparable quality by the Subadviser.

  OPTIONS ON FOREIGN CURRENCIES. Harbor International Growth Fund, Harbor International Fund, Harbor Bond Fund, and Harbor Short Duration Fund may each purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. Harbor Bond Fund and Harbor Short Duration Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency with a pattern of correlation. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations. However, in the event of unanticipated rate movements adverse to the Fund's option position, the Fund may forfeit the entire amount of the premium plus related transaction costs. In addition, Harbor Bond Fund and Harbor Short Duration Fund may purchase call or put options on currency for non-hedging purposes when the Subadviser anticipates that the currency will appreciate or depreciate in value, but the securities denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. and foreign exchanges or over-the-counter. Options on foreign currencies which are traded in the over-the-counter market may be considered to be illiquid securities and subject to the restriction on illiquid securities. See "Description of Securities and Investment Techniques -- Restricted Securities" above.

  OPTIONS ON SECURITIES AND SECURITIES INDICES. To realize greater income than would be realized on portfolio securities transactions alone, a Fund (other than Harbor Money Market Fund) may write (sell) covered call and put options. A Fund may write and purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which the Fund may invest. A Fund is also authorized to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

  The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A Fund pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. The writing of options could result in significant increases in a Fund's turnover rate. A Fund's transactions in options, including options on foreign currencies, may be limited by the requirements of the Code for qualification as a regulated investment company.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund (other than Harbor Money Market Fund) may enter into futures contracts and purchase and sell options on such contracts.

  Each Fund may sell or purchase futures contracts only for hedging purposes. Harbor Bond Fund and Harbor Short Duration Fund may enter into futures contracts on debt securities. Harbor

International Growth Fund, Harbor International Fund, Harbor Growth Fund, Harbor Capital Appreciation Fund, Harbor Value Fund, Harbor Bond Fund and Harbor Short Duration Fund may enter into futures contracts on securities indices. Harbor International Growth Fund, Harbor International Fund, Harbor Bond Fund, and Harbor Short Duration Fund may also enter into currency futures contracts. The Funds may enter into other types of futures contracts when they become available, provided they correspond to securities held by the relevant Fund.

  A Fund may engage in futures transactions for bona fide hedging and non-hedging purposes as defined in regulations of the Commodity Futures Trading Commission. A Fund may not purchase or sell futures contracts or options on futures for non-hedging purposes, if immediately thereafter the sum of initial margin deposits on the Fund's outstanding futures and options positions (net of the amount that positions are "in the money") and premiums paid for outstanding options on futures in connection with non-hedging positions, adjusted to reflect annualized profits and losses, would exceed 5% of the value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities, require the Fund to segregate assets to cover such contracts and options. In addition, a Fund's activities in futures contracts may be limited by the requirements of the Code for qualification as a regulated investment company.

  RISKS OF OPTIONS AND FUTURE STRATEGIES. Participation by a Fund in the options and futures markets involves investment risk and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Subadviser's prediction of movement in the direction of the securities and interest rate markets is inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options and futures include: the imperfect correlation between the prices of options and futures contracts and movement in the price of securities being hedged; the possible absence of a liquid secondary market; in the case of over-the-counter options, the risk of default by the counterparty; and the dependence upon the Subadviser's ability to correctly predict movements in the direction of interest rates and securities prices.

  SHORT SELLING. Each Fund, except Harbor International Growth Fund and Harbor International Fund, may attempt to limit exposure to a possible market decline in the value of portfolio securities through short sales of securities which the Subadviser believes possess volatility characteristics similar to those being hedged. To effect such a transaction, a Fund will borrow the security sold short to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest and may be required to pay a premium.

  A Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. On the other hand, the Fund will incur a loss as a result of the short sale if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

  The Funds may engage in short selling to the extent permitted by the Investment Company Act and the rules and regulations promulgated thereunder. To the extent that a Fund engages in short sales it will provide collateral to the lender and (except in the case of short sales "against the box") also will maintain additional assets consisting of cash, U.S. Government securities or other liquid high-grade debt obligations in a segregated account with the Fund's custodian. The Fund does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount in such segregated account exceeds one-third (or, in extraordinary circumstances, one-half) of the value of the Fund's net assets. These percentages may be varied by action of the Trustees. A short sale is "against-the-box" to the extent that the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short.

  FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. Each Fund may purchase and sell when-issued securities and make contracts to purchase and sell securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain in a segregated account until the settlement date, cash, U.S. Government securities or high-grade debt obligations in an amount sufficient to meet the purchase price and this account is marked to market daily. This requirement must be met unless the Fund enters into offsetting contracts for the forward sale of other securities it owns. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Although a Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Subadviser deems it appropriate to do so. A Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, the Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. A Fund may realize short-term gains or losses upon such purchases and sales.

                       PERFORMANCE AND YIELD INFORMATION

  MONEY MARKET FUND. From time to time quotations of Harbor Money Market Fund's "yield" and "effective yield" may be included in advertisements and communications to shareholders. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the net income generated by an investment in the Fund over a specified seven-day period. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is expressed similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. "Yield" and "effective yield" for the Fund will vary based on changes in market conditions, the level of interest rates and the level of the Fund's expenses. The Fund may include in its advertisements and communications to shareholders total return quotations which include realized and unrealized gains and losses.

  OTHER FUNDS. From time to time a Fund, other than Harbor Money Market Fund, may publish its yield and/or average annual total return in advertisements and communications to shareholders. The yield of a Fund will be calculated by dividing the net investment income per share during a recent 30-day period by the maximum offering price (i.e. net asset value) per share of the Fund on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. A Fund's total return is determined by computing the annual percentage change in value of $1,000 invested at the maximum public offering price (i.e. net asset value) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value.

  You should note that the investment results of a Fund will fluctuate over time, and any presentation of a Fund's yield or total return for any prior period should not be considered as a representation of what an investment may earn or what an investor's yield or total return may be in any future period. Because yield accounting methods differ from the methods used for other accounting purposes, a Fund's yield may not equal the income paid to a shareholder's account or the income reported in a Fund's financial statements.

                             PORTFOLIO TRANSACTIONS

  The Subadvisers are responsible for making specific decisions to buy and sell securities for the respective Funds that they manage. They are also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers' charges. In the over-the-counter markets, securities (i.e. debt securities) are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission. The primary consideration in selecting broker-dealers to execute portfolio security transactions is the execution of such portfolio transactions at the most favorable prices. Subject to this requirement, securities may be bought from or sold to brokers or dealers who have furnished statistical, research and other information or services to the Subadvisers. Higher commissions may be paid to broker-dealers that provide research services and the Subadvisers may enter into such arrangements.


  PORTFOLIO TURNOVER. Securities in a Fund's portfolio will be sold whenever the respective Subadviser believes it is appropriate to do so without regard to length of time the particular security may have been held. This policy is subject to certain requirements for qualification of a Fund as a regulated investment company under the Code. Each of the Funds will engage in portfolio trading if its Subadviser believes a transaction, net of costs (including custodian charges), will help in achieving such Fund's investment objective. The frequency of each Fund's portfolio transactions or turnover rate may vary from year to year depending on market conditions. A higher turnover rate involves greater expense to the Fund and could increase the Fund's realization of capital gains that would be taxable to shareholders upon distribution to them by the Fund. For the fiscal year ended October 31, 1995, the portfolio turnover rates for Harbor Value Fund and Harbor Short Duration Fund were 136%, and 3,108%, respectively. A portfolio turnover rate of over 100% is higher than the rate experienced by other investment companies and is a result of an actively managed portfolio. Although the higher turnover rate creates expenses for these Funds, the Subadvisers believe that the portfolio transactions are in the best interests of shareholders. Major shareholders of Harbor Short Duration Fund use it as a liquidity reserve and, therefore, there is frequent purchase and sales activity.

                       DISTRIBUTIONS AND TAX INFORMATION


  Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, which requires meeting certain requirements relating to its sources of income, diversification of its assets, and distribution of its income to shareholders and has qualified as such for its taxable year ended October 31, 1995. Each Fund intends to qualify as a regulated investment company for each taxable year. As a regulated investment company, a Fund will not be subject to Federal income or excise taxes on its net investment income and net realized capital gains to the extent such income and gains are distributed to its shareholders in accordance with the timing requirements imposed by the Code.


  Each of Harbor International Growth Fund and Harbor International Fund may be subject to foreign withholding or other foreign taxes on its income from foreign securities and may be eligible to elect to pass such taxes and foreign tax credits or deductions through to shareholders. Other Funds may also be subject to foreign taxes with respect to their foreign investments but generally will not be eligible to make this election. Certain foreign exchange gains and losses realized by a Fund may be treated as ordinary income and losses. Investment by any Fund in zero coupon, stripped or certain other securities with original issue discount or market discount could require the Fund to liquidate investments in order to generate cash for distributions.

  Harbor Money Market Fund will declare a dividend of its net investment income (which is composed of dividends, if applicable, and interest less expenses) daily and distribute such dividend monthly. Each other Fund will declare and distribute a dividend of its net investment income including, in the case of Harbor International Growth Fund, Harbor International Fund, Harbor Bond Fund and Harbor Short Duration Fund, any net foreign exchange gains treated as ordinary income, if any, at least annually. Such distributions will be taxable to shareholders as ordinary income and, in the cases of Harbor Growth Fund, Harbor Capital Appreciation Fund and Harbor Value Fund, may qualify in part for a 70% dividends-received deduction for corporations, subject to the limitations on availability of the deduction and possible tax basis adjustments. Distributions reinvested in shares or paid in cash will be made shortly after the first business day of the month following declaration of the dividend. Certain dividends paid by a Fund in January of a given year will be taxable to shareholders as if received on December 31 of the prior year.

  Each Fund will distribute at least annually on or about the close of the calendar year its net short-term and long-term capital gains, if any. Distributions of the excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income, and distributions of the excess of net long-term capital gain over net short-term capital loss (taking into account any capital loss carryforwards) will be taxable as long-term capital gain regardless of how long the shareholders have held their shares. Shareholders will be informed about the amount and character of distributions from a Fund for federal income tax purposes, which will be the same whether a shareholder receives cash distributions or reinvests in additional shares. Investors purchasing shares (other than shares of the Harbor Money Market Fund) just prior to a distribution should be aware that the share price at that time includes the amount of the forthcoming distribution, and the distribution will be taxable to them even though it represents a return of a portion of their investment.

  A Fund's transactions involving options, futures contracts, forward contracts and short sales, including such transactions involving foreign exchange gain or loss, will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities, convert capital gain or loss into ordinary income or loss or affect the treatment as short-term or long-term of certain capital gains and losses. These rules could therefore affect the amount, timing and character of distributions to shareholders and increase the amount of gains realized from the disposition of securities and certain other instruments held less than three months, which must be less than 30% of the Fund's gross income in any taxable year.

  Shareholders subject to the information reporting requirements of the Code, including most non-corporate shareholders, are required to provide Harbor with their social security or other taxpayer identification numbers and certain required certifications. Harbor may refuse to accept an application or may be required to withhold (as "backup withholding") 31% of reportable dividends, capital gain distributions and proceeds from the redemption or exchange of shares (other than shares of the Harbor Money Market Fund) if such numbers and certifications are not provided or if notified by the Internal Revenue Service or a broker that a number provided is incorrect or that a shareholder is subject to backup withholding for failure to report all taxable interest or dividend payments. Amounts treated as ordinary dividends to non-U.S. persons may be subject to nonresident alien withholding tax at a rate of up to 30%, and certain payments to such persons may be subject to backup withholding.

  In addition to federal taxes, a shareholder may also be subject to foreign, state and local taxes on distributions of a Fund or the value of the shareholder's investment in the Fund depending on the laws of the jurisdictions in which the shareholder is subject to tax.

  DISTRIBUTION OPTIONS. You must select one of the following options and may change your selection as often as desired by notifying the Shareholder Servicing Agent in writing:

  Option A--  Dividends and capital gain distributions reinvested. This option will be assigned if no other option is specified and is the only option for Systematic Withdrawal Plans.

  Option B--  Dividends in cash; capital gain distributions reinvested.

  Option C--  Dividends and capital gain distributions in cash.

  Under Option A, dividends, net of any required withholding taxes, will be reinvested in additional full and fractional shares of the same Fund at the net asset value determined at the close of business on the ex-dividend date. Under Options A and B, capital gain distributions, net of any required withholding taxes, will be reinvested in additional full and fractional shares of the same Fund at the net asset value determined at the close of business on the ex-dividend date. For federal income tax purposes, dividends and capital gain distributions are taxable as described below under "Distributions and Tax Information" whether paid in cash or reinvested under these options. For Harbor Money Market Fund, all dividends and capital gain distributions of $25 or less will be automatically reinvested.

                        ORGANIZATION AND CAPITALIZATION

  Harbor was established as a Massachusetts business trust on May 20, 1986 and reorganized as a Delaware business trust on June 25, 1993. The Trustees of Harbor Fund are responsible for the overall management and supervision of its affairs. Each share represents an equal proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. Pursuant to the Investment Company Act, shareholders of each Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and of any changes in fundamental investment restrictions or policies of such Fund. Shares of a Fund will be voted with respect to that Fund only, except for the election of Trustees and the ratification of independent accountants. The Trustees are empowered, without shareholder approval, by the Agreement and Declaration of Trust (the "Declaration of Trust") and By-Laws to create additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes.


  As of December 14, 1995, an Owens-Illinois Master Retirement Trust pension portfolio owned beneficially and of record, 38% and 84% of the outstanding shares of beneficial interest of Harbor Growth Fund and Harbor Short Duration Fund, respectively. As of December 14, 1995, the Owens-Illinois 401(k) Trust owned beneficially and of record, 29%, 30% and 29% of the outstanding shares of beneficial interest of Harbor Growth Fund, Harbor Value Fund and Harbor Money Market Fund, respectively.


  Although all shareholders reserve the right to terminate their investments in any of the Funds at any time in the future, the Owens-Illinois Master Retirement Trust pension portfolio and Owens-Illinois savings plans have no present intention of doing so, except that the former expects to transfer its assets invested in Harbor Growth Fund to a preexisting separate account managed by Nicholas-Applegate. To prevent dilution of the interests of other Fund shareholders, and any other adverse impact upon the Fund, the share redemption occasioned by this transfer will occur in several installments over a period of approximately three years and will, if necessary to protect the Fund and other shareholders, be an in-kind redemption. There is, however, no assurance that such measures will be completely effective. While any redemption which significantly reduces the size of a Fund might cause an increase in that Fund's expense ratio, the Adviser believes any increase resulting from the redemption and transfer referred to above will not be substantial in relation to the size of the Fund before or after the redemption.

  Harbor does not intend to hold annual shareholder meetings. Shareholders have certain rights, as set forth in the Declaration of Trust, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of Harbor.

                                   APPENDIX A

                          PORTFOLIO COMPOSITION CHART

                                OCTOBER 31, 1995


                                HARBOR BOND FUND


                               SECURITY                                  PERCENT OF NET ASSETS
----------------------------------------------------------------------   ---------------------
U.S. Government Securities*...........................................             37%
Short-Term Obligations and Other Assets...............................              7%
Debt -- Unrated by S&P................................................             --%
Debt -- S&P Rating
  AAA.................................................................             21%
  AA..................................................................              7%
  A...................................................................              5%
  BBB.................................................................             13%
  BB..................................................................             10%
  B...................................................................             --%
                                                                                -----
                                                                                  100%


-------------------------
* Obligations issued or guaranteed by the U.S. Government or its agencies, authorities or instrumentalities.


  The chart above indicates the composition of Harbor Bond Fund's portfolio at October 31, 1995, with the debt securities rated by S&P separated into quality categories. The chart does not necessarily indicate what the composition of the Fund's portfolio will be in subsequent years. Rather, the Fund's investment objective, policies and restrictions indicate the extent to which the Trust may purchase securities in the various categories.

                              HARBOR FUND SUMMARY


Minimum Initial Investment              $2,000
Minimum Subsequent Investment           $500
Minimum Subsequent Account Balance      $1,000
Telephone Exchange                      Yes, if selected on application. Same minimum initial
                                          and subsequent investments.
Telephone Redemption                    Yes, if selected on application.
UGMA, profit-sharing, savings           $500 minimum initial investment; $100 minimum
  or pension plans                        subsequent investment; and $500 minimum subsequent
                                          account balance.
Systematic Investment Plan              $500 minimum initial investment; $100 minimum
                                          subsequent investment per month or quarter.
Systematic Withdrawal Plan              $10,000 minimum initial balance to begin plan.
Systematic Exchange Plan                $5,000 minimum initial balance to begin exchange out;
                                          $500 minimum initial balance to begin exchange in;
                                          $100 minimum subsequent exchange per month or
                                          quarter; minimum requirement of six exchanges.
IRA Plans and Fees                      $500 minimum initial investment; $100 minimum
                                          subsequent investment; and $500 minimum subsequent
                                          account balance.


                                  SUBADVISERS

HARBOR INTERNATIONAL GROWTH FUND
HARBOR CAPITAL APPRECIATION FUND

Jennison Associates Capital Corp.
466 Lexington Avenue
New York, New York 10017

HARBOR INTERNATIONAL FUND

Northern Cross Investments Limited
Clarendon House
2 Church Street
Hamilton, Bermuda HMDX

HARBOR GROWTH FUND

Nicholas-Applegate Capital Management

Suite 2900


600 West Broadway

San Diego, California 92101
HARBOR VALUE FUND


DePrince, Race & Zollo, Inc.


201 Orange Avenue, Suite 850


Orlando, Florida 32801


Richards & Tierney, Inc.
111 W. Jackson Blvd.
Chicago, Illinois 60604

HARBOR BOND FUND

Pacific Investment Management Company
840 Newport Center Drive
Newport Beach, California 92660

HARBOR SHORT DURATION FUND
HARBOR MONEY MARKET FUND

Fischer Francis Trees & Watts, Inc.
200 Park Avenue
New York, New York 10166

TRUSTEES AND OFFICERS                                   SHAREHOLDER SERVICING AGENT

Ronald C. Boller              Chairman, President       Harbor Transfer, Inc.
                              and Trustee               P.O. Box 2282
Howard P. Colhoun             Trustee                   Toledo, OH 43603-2282
John P. Gould                 Trustee                   1-800-422-1050
Rodger F. Smith               Trustee
                                                        CUSTODIAN
Constance L. Souders          Secretary and Treasurer
                                                        State Street Bank and Trust
                                                        Company
INVESTMENT ADVISER                                      P.O. Box 1713
Harbor Capital Advisors,                                Boston, MA 02105
  Inc.
One SeaGate
                                                        INDEPENDENT ACCOUNTANTS
Toledo, OH 43666
                                                        Price Waterhouse LLP
DISTRIBUTOR AND                                         160 Federal Street
PRINCIPAL UNDERWRITER                                   Boston, MA 02110

HCA Securities, Inc.
                                                        LEGAL COUNSEL
One SeaGate
                                                        Hale and Dorr
Toledo, OH 43666
                                                        60 State Street
(419) 247-2477
                                                        Boston, MA 02109



                                     [LOGO]

                                  One SeaGate
                               Toledo, Ohio 43666
                                 1-800-422-1050

                                                                          (LOGO)
                                                                  recycled paper

HARBOR FUND              One SeaGate    Toledo, Ohio 43666
--------------------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION--MARCH 1, 1996

--------------------------------------------------------------------------------
    Harbor Fund ("Harbor") is an open-end management investment company (or mutual fund) consisting of eight separate, diversified portfolios: Harbor International Growth Fund, Harbor International Fund, Harbor Growth Fund, Harbor Capital Appreciation Fund, Harbor Value Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund (individually or collectively referred to as a "Fund" or the "Funds"). Additional funds may be created by the Trustees from time to time. Each Fund is managed by one or more subadvisers (each, a "Subadviser") under the supervision of Harbor Capital Advisors, Inc., the Funds' investment adviser (the "Adviser").


    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of Harbor Fund dated March 1, 1996, as amended or supplemented from time to time. A copy of the Prospectus may be obtained without charge by calling 1-800-422-1050 or by writing to Harbor Fund at One SeaGate, Toledo, OH 43666.

--------------------------------------------------------------------------------


                                                                                                     PAGE
                                                                                                     IN
                                                                                                     STATEMENT
                                                                                                     OF                   PAGE
                                                                                                     ADDITIONAL           IN
TABLE OF CONTENTS                                                                                    INFORMATION          PROSPECTUS
                                                                                                     ---                  ---
  Harbor Bond Fund..........................................................................           2                   16
  Harbor Money Market Fund..................................................................           4                   19
  Investment Techniques.....................................................................           4                   31
    Borrowing...............................................................................           4
    Lending of Portfolio Securities.........................................................           5                   37
    Foreign Securities......................................................................           5                   38
    Forward Commitments and When-Issued Securities..........................................           6                   42
  Mortgage-Related and Other Asset-Backed Securities........................................           7                   33
    Collateralized Mortgage Obligations (CMOs)..............................................           8                   34
    FHLMC Collateralized Mortgage Obligations...............................................           9                   34
    Other Mortgage-Related Securities.......................................................          10                   34
    Other Asset-Backed Securities...........................................................          10                   33
  Options on Securities.....................................................................          10                   40
    Writing Options.........................................................................          10                   40
    Purchasing Options......................................................................          11                   40
    Risks of Options Transactions...........................................................          11                   41
    Options on Securities Indices...........................................................          12                   40
  Futures Contracts.........................................................................          14                   40
    Futures on Securities...................................................................          15                   40
    Securities Index Futures................................................................          15                   40
    Hedging Strategies......................................................................          15                   40
  Options on Futures........................................................................          16                   40
  Limitations on Transactions in Futures Contracts and Options on Futures Contracts.........          17                   40
  Foreign Currency Transactions.............................................................          18                   38
  Currency Futures and Related Options......................................................          20
  Options on Foreign Currencies.............................................................          21                   40
  U.S. Government Securities................................................................          23                   33
INVESTMENT RESTRICTIONS.....................................................................          23
TRUSTEES AND OFFICERS.......................................................................          27
THE ADVISER, SUBADVISERS, DISTRIBUTOR AND SHAREHOLDER SERVICING AGENT.......................          28                   28
  The Adviser...............................................................................          28                   28
  The Subadvisers...........................................................................          29                   28
  Other Information.........................................................................          30
  Distributor and Shareholder Servicing Agent...............................................          30                   31
  Code of Ethics............................................................................          30
PORTFOLIO TRANSACTIONS......................................................................          31                   43
NET ASSET VALUE.............................................................................          33
PERFORMANCE AND YIELD INFORMATION...........................................................          35                   42
TAX INFORMATION.............................................................................          37                   44
ORGANIZATION AND CAPITALIZATION.............................................................          38                   46
  General...................................................................................          38
  Shareholder and Trustee Liability.........................................................          40
CUSTODIAN...................................................................................          40
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS............................................          41
APPENDIX A..................................................................................          42

                 ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES

  GENERAL. Each Fund has a different investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The following discussion elaborates on the presentation of the Funds' investment policies contained in the Prospectus.

HARBOR BOND FUND

  DURATION. Duration is a measure of average maturity that was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Fund's Subadviser, Pacific Investment Management Company ("PIMCO"), in security selection for the Fund.

  Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity. Duration is a measure of the average life of a fixed-income security on a present value basis. Duration is computed by calculating the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weighting them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

  Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen the portfolio duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

  HIGH YIELD BONDS. Harbor Bond Fund may invest up to 10% of its assets in corporate debt securities that are not investment grade but are rated B or higher by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") (commonly called "junk bonds"). The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

  The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by Harbor Bond Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's net asset value, to the extent it holds such bonds. Furthermore, in the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

  High yield bonds also present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may, to the extent it holds such bonds, have to replace the security with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the value of the Fund's assets, to the extent it holds such bonds. If the Fund experiences unexpected net redemptions, this may force it to sell any high yield bonds it holds, without regard to their investment merits, thereby decreasing the asset base upon which the Fund's expenses can be spread and possibly reducing the Fund's rate of return.

  In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may have an impact on PIMCO's ability to accurately value high yield bonds and the Fund's assets and on the Fund's ability to dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

  There are also special tax considerations associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. For example, the Fund is required to report the accrued interest on these securities as current income each year even though it may receive no cash interest until the security's maturity or payment date. The Fund may be required to sell some of its assets to obtain cash to distribute to shareholders in order to satisfy the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code") with respect to such accrued interest. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

  Finally, there are risks involved in applying credit ratings as a method for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund (in conjunction with PIMCO) will continuously monitor the issuers of high yield bonds in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bond's liquidity so the Fund can meet redemption requests.

HARBOR MONEY MARKET FUND

  The Fund may invest its assets in U.S. dollar-denominated securities of U.S. or foreign issuers and in securities of foreign branches of U.S. banks and major foreign banks, such as negotiable certificates of deposit (Eurodollars). Since the portfolio of the Fund may contain such securities, an investment therein involves investment risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. issuers. See "Investment Practices of the Funds -- Foreign Securities".


  The extent of deviation between the Fund's net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be periodically examined by the Trustees. If such deviation exceeds 1/2 of 1%, the Trustees will promptly consider what action, if any, will be initiated. In the event the Trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard to be necessary and appropriate. Such action may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding part or all of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or establishing a net asset value per share by using available market quotations or equivalents. In addition, in order to stabilize the net asset value per share at $1.00, the Trustees have the authority (1) to reduce or increase the number of shares outstanding on a pro rata basis, and (2) to offset each shareholder's pro rata portion of the deviation between the net asset value per share and $1.00 from the shareholder's accrued dividend account or from future dividends.


INVESTMENT TECHNIQUES


  BORROWING. Each Fund may borrow for temporary administrative or emergency purposes and this borrowing may be unsecured. Harbor Value Fund and Harbor Short Duration Fund may borrow from banks and broker-dealers for purposes of investing the borrowed funds. The Investment Company Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. To avoid the potential leveraging effects of a Fund's borrowings, additional investments will not be made while borrowings are in excess of 5% of a Fund's total assets, except that this 5% limit does not apply to Harbor Value Fund and Harbor Short Duration Fund. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.



  Harbor Short Duration Fund engages in reverse repurchase agreements subject only to the requirement that the Fund maintain continuous asset coverage of 300% of the amount borrowed. Although permitted to do so, Harbor Value Fund has no current intention to engage in reverse repurchase agreements for investment purposes.



  LENDING OF PORTFOLIO SECURITIES. Each Fund may seek to increase its income by lending portfolio securities. Harbor International Growth Fund and Harbor International Fund have entered into a securities lending program with the Custodian. Under present regulatory policies, such loans may be made to financial institutions, such as broker-dealers, and would be required to be secured continuously by collateral in cash, cash equivalents, bank letters of credit or high quality U.S. Government securities. The collateral will be maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the relevant Subadviser to be of good standing, and when, in the judgment of the Subadviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Subadviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the total assets of the Fund.


  FOREIGN SECURITIES. Each Fund may invest, subject to the other investment policies applicable to each Fund, in foreign securities. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities.

  Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities, or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

  Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested.
In the event of such expropriation, nationalization or other confiscation by any country, a Fund could lose its entire investment in any such country.

  In addition, even though opportunities for investment may exist in foreign countries, and in particular emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

  Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging countries previously expropriated large quantities of real and personal property similar to the property which may be represented by the securities purchased by the Funds. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by foreign securities purchased by a Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, a Fund could lose a substantial portion of its investments in such countries. A Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

  Certain countries in which the Funds may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund's investment in those countries.

  Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Funds. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.


  FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a when-issued or purchase or sell securities on a forward commitment basis including "TBA" (to be announced) purchase and sale commitments. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.


  When-issued purchases and forward commitment transactions enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.

  The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's net asset value starting on the date of the agreement to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

  A Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

  When a Fund purchases securities on a when-issued or forward commitment basis, the Funds' custodian bank will maintain in a segregated account securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

MORTGAGE-RELATED AND OTHER
ASSET-BACKED SECURITIES

  The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

  Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National

Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

  FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

  Mortgage-related securities without insurance or guarantees may be purchased if through an examination of the loan experience and practices of the originator/servicers and poolers the Subadviser determines that the securities meet a Fund's quality standards. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by certain private organizations may not be readily marketable.

  No Fund will purchase mortgage-related securities or any other assets which in the Subadviser's opinion are illiquid if, as a result, more than 15% of the value of a Fund's total assets will be illiquid.

  Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and the income streams on such securities.

  CMOs are usually structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Under a common structure, monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against an earlier than desired return of principal because of the sequential payments.

  In a typical CMO transaction, a corporation ("issuer") issues multiple series, (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

  A Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

  FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of the FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

  If collection of principal (including pre-payments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

  Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

  Other Mortgage-Related Securities. The Subadvisers expect that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Subadvisers will, consistent with each Fund's investment objectives, policies and quality standards and, subject to the review and approval of the Funds' Board of Trustees, consider making investments in such new types of mortgage-related securities.

  Other Asset-Backed Securities. Similarly, the Subadvisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities have already been offered to investors, including CARS ("Certificates for Automobile Receivables") and interests in pools of credit card receivables. CARS represent undivided fractional interests in a trust ("trust") whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. Certificates representing pools of credit card receivables have similar characteristics, although the underlying loans are unsecured.

  Consistent with a Fund's investment objectives and policies, and subject to the review and approval of the Funds' Board of Trustees, the Subadvisers also may invest in other types of asset-backed securities.

  OPTIONS ON SECURITIES. Each Fund (except Harbor Money Market Fund) may purchase and write put and call options on the types of securities in which they may invest.

  Writing Options. Each Fund may write (sell) covered call and put options with respect to up to 25% of its net assets. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a Fund will be covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding. A Fund's purpose in writing covered call options will be to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

  A put option written by a Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a Fund would be covered, which means that the Fund would have deposited with its Custodian cash or high quality liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options will be to generate additional income for the Fund. However, in return for the option premium, a Fund will accept the risk that it will be required to purchase the underlying securities at a price in excess of the market value of the securities at the time of purchase.

  A Fund may terminate its obligations under a call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions."

  Purchasing Options. Each Fund may purchase put and call options on any securities in which it may invest. A Fund is also authorized to enter into closing sale transactions in order to realize gains or minimize losses on options purchased by the Fund.

  A Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which the Fund may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize a loss on the purchase of the call option.

  A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's securities. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize a loss on the purchase of the put option.

  Risks of Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. Each Fund, other than Harbor Bond Fund and Harbor Short Duration Fund, expects to purchase and write only exchange traded options until such time as the Subadviser determines that the over-the-counter market in options is sufficiently developed and appropriate disclosure is furnished to prospective and existing shareholders. Harbor Bond Fund and Harbor Short Duration Fund may purchase and sell both options that are traded on United States and foreign exchanges and certain options traded in the over-the-counter market, including options on GNMAs and short-term Treasury securities, as more fully described in the Prospectus. Harbor Bond Fund and Harbor Short Duration Fund may each engage in over-the-counter options transactions with broker-dealers who make markets in these options.

  The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, Harbor Bond Fund and Harbor Short Duration Fund will purchase such options only from broker-dealers whose debt securities are considered investment grade by the Subadviser. Moreover, until such time as the staff of the SEC changes its position, the Funds will adhere to the staff's informal position that purchased over-the-counter options and assets used to cover written over-the-counter options constitute illiquid securities.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

  The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The writing of options on securities involves a risk that a Fund will be required to sell or purchase such securities at a price less favorable than the current market price and will lose the benefit of appreciation or depreciation in the market price of such securities. A Fund would incur brokerage commissions or spreads in connection with its options transactions as well as for purchases and sales of underlying securities. Brokerage commissions from options transactions may be higher or lower than for portfolio securities transactions. The writing of options could result in a significant increase in a Fund's portfolio turn-over rate.

  OPTIONS ON SECURITIES INDICES. Each Fund, except Harbor Money Market Fund, may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. However, the Funds currently do not expect to invest a substantial portion of their assets in securities index options. Securities index options will not be used for speculative purposes. Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed "index multiplier."

  Currently, only options on stock indices are traded and only on national securities exchanges. A securities index fluctuates with changes in the market values of the securities included in the index. For example, some stock index options are based on a broad market index such as the

S&P 500 or the Value Line Composite Index, or a narrower market index such as the S&P 100. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange and the American Stock Exchange.

  A Fund may purchase put options in order to hedge against an anticipated decline in securities market prices that might adversely affect the value of a Fund's portfolio securities. If the Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

  A Fund may purchase call options on securities indices in order to participate in an anticipated increase in securities market prices or to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of any increase in the level of the securities index above the exercise price. Such payments would, in effect, allow the Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

  A Fund may write securities index options in order to close out positions in securities index options which it has purchased. These closing sale transactions enable the Fund immediately to realize gains or minimize losses on its options positions. All securities index options purchased by a Fund will be listed and traded on an exchange. However, there is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, securities index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, which could disrupt trading in options on such indices and preclude the Fund from closing out its options positions. If the Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit.

  The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

  The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by a Fund will not exactly match the composition of the securities indices on which options are available. In addition, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based.

  FUTURES CONTRACTS. Each Fund, except Harbor Money Market Fund, may enter into futures contracts for the purchase or sale of individual securities and futures contracts on securities indices which are traded on exchanges licensed and regulated by the CFTC. A Fund may purchase and sell securities index futures for bona fide hedging and non-hedging purposes. Contracts on individual securities are currently available only with respect to U.S. Government securities and are not believed to be suitable for hedging the equity portfolios. No futures contracts on individual stocks or other equity securities are currently available.

  A Fund sells futures contracts in order to offset a possible decline in the value of its securities. When a futures contract is sold by a Fund, the value of the contract will tend to rise when the value of the Fund's securities declines and will tend to fall when the value of such securities increases. A Fund purchases futures contracts in order to fix what is believed to be a favorable price for securities the Fund intends to purchase. If a futures contract is purchased by a Fund, the value of the contract will tend to change together with changes in the value of such securities.

  A Fund may also purchase put and call options on futures contracts for bona fide hedging and non-hedging purposes. A put option purchased by a Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by a Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires a Fund to pay a premium. In exchange for the premium, the Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any actions under the contract. If the option cannot be profitably exercised before it expires, a Fund's loss will be limited to the amount of the premium and any transaction costs.

  In addition, a Fund may write (sell) put and call options on futures contracts for bona fide hedging and non-hedging purposes. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Conversely, the writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract, which may have a value higher than the exercise price.

  A Fund may enter into closing purchase or sale transactions in order to terminate a futures contract. A Fund may close out an option which it has purchased or written by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. A Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid market, which may not be available at all times.

  Although futures and options transactions are intended to enable the Funds to manage interest rate, stock market or currency exchange risks, unanticipated changes in interest rates, market prices or currency exchange rates could result in poorer performance than if the Funds had not entered into these transactions. Even if the Subadviser correctly predicts interest rate, market price or currency rate movements, a hedge could be unsuccessful if changes in the value of a Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between a Fund's futures and securities or currency positions may be caused by differences between the futures and securities or currency markets or by differences between the securities underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Subadvisers will attempt to minimize these risks through careful selection and monitoring of each Fund's futures and options positions. The ability to predict the direction of the securities markets, interest rates and currency exchange rates involves skills different from those used in selecting securities.

  Futures on Securities. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, of securities having a standardized face value and rate of return during a particular month. By purchasing futures on securities, a Fund will legally obligate itself to accept delivery of the underlying security and pay the agreed price. By selling futures on securities, a Fund will legally obligate itself to make delivery of the security and receive payment of the agreed price. Open futures positions on securities are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case the position will be valued by or under the direction of the Trustees.

  Futures contracts on securities are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities entered into by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so. A clearing corporation associated with the exchange on which futures on securities are traded assumes responsibility for closing out and guarantees that, if still open, the sale or purchase of securities will be performed on the settlement date.

  Securities Index Futures. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular securities index futures contract reflect changes in the specified index of the securities on which the futures contract is based.

  Hedging Strategies. A Fund may sell a futures contract (i.e., assume the position and obligations of the seller under the futures contract) in order to hedge against adverse changes in the value of its securities. When hedging of this character is successful, any depreciation in the value of a Fund's securities will be substantially offset by appreciation in the value of the Fund's futures position. Conversely, any increase in the value of a Fund's securities is likely to be offset by a decrease in the value of its futures position.

  A Fund may purchase a futures contract (i.e., assume the position and obligations of the purchaser under the futures contract) in order to establish a favorable price for securities that it intends to purchase in the future. This strategy is sometimes called an anticipatory hedge. Since changes in the value of a futures contract purchased by a Fund tend to correspond to changes in the value of the underlying securities, any increase in the price of a security to be bought for the Fund will generally be accompanied by appreciation in the value of its futures position. On the other hand, a Fund will not receive the full benefit of a decline in the price of securities it intends to acquire, because such decline will generally be accompanied by depreciation in the value of its futures position.

  The prices of futures contracts depend primarily on the value or level of the securities or indexes on which they are based. Because there is a limited number of types of futures contracts, it is likely that the standardized futures contracts available to a Fund will not exactly match the securities the Fund wishes to hedge or intends to purchase, and consequently will not provide a perfect hedge against all price fluctuation. To compensate for differences in historical volatility between positions a Fund wishes to hedge and the standardized futures contracts available to it, the Fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase.

  OPTIONS ON FUTURES. For bona fide hedging and other appropriate risk management purposes, a Fund may also purchase and write call and put options on futures contracts, which are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A "call" option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price by exercising the option at any time before the option expires. A "put" option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price, by exercising the option at any time before the option expires.

  Upon the exercise of a "call," the writer of the option is obligated to sell the futures contract (i.e., deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a "put," the writer of the option is obligated to purchase the futures contract (i.e., deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises the option and assumes a long futures position, in the case of a "call," or a short futures position, in the case of a "put," the option holder's gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

  Options on futures contracts can be used by a Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.

  The purchase of a put option on a futures contract is a means of hedging a Fund's portfolio against the risk of declining securities market prices. The purchase of a call option on a futures contract represents a means of hedging against a market advance when a Fund is not fully invested. Depending on the pricing of the option compared to either the futures contract upon which it is based or the underlying securities or index, it may or may not be less risky than ownership of the futures contract or underlying securities.

  In contrast to a futures transaction, in which only transaction costs are involved, benefits received in an option transaction will be reduced by the amount of the premium paid as well as by transaction costs. In the event of an adverse market movement, however, a Fund will not be subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs. Thus, a Fund may benefit from a favorable movement in the value of its portfolio securities that would have been more completely offset if the hedge had been effected through the use of futures contracts.

  If a Fund writes options on futures contracts, the Fund will receive a premium, but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held by or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction. The loss will be reduced by the amount of the premium it has received, but which may partially offset favorable changes in the value of its portfolio securities or in the price of securities to be acquired by the Fund.

  While the holder or writer of an option on a futures contract may normally terminate its position by selling or purchasing an offsetting option of the same series, a Fund's ability to establish and close out options positions at fairly established prices will be subject to the maintenance of a liquid market. A Fund will not purchase or write options on futures contracts unless, in the Subadviser's opinion, the market for such options has sufficient liquidity that the risks associated with such options transactions are at acceptable levels.

  LIMITATIONS ON TRANSACTIONS IN FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund will engage in transactions in futures contracts and related options only for bona fide hedging and other appropriate risk management purposes, and not for speculation. A Fund may not purchase or sell futures contracts or related options if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's existing futures contracts and premiums paid for options on futures (net of the amount the positions are "in the money") would exceed 5% of the market value of the Fund's total assets. In instances involving the purchase of futures contracts or the writing of put options thereon by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts and options (less any related margin deposits), will be deposited in a segregated account with its Custodian to collateralize the position, thereby insuring that the use of such futures contracts and options is unleveraged. In addition, each Fund expects that on 75% of the occasions, it will purchase securities for its portfolio when it closes out long futures positions, but under unusual market conditions, a Fund may terminate any of such positions without a corresponding purchase of securities. As an alternative, a Fund may comply with a different test, under which its long futures positions will not exceed the sum of (a) cash or cash equivalents segregated for this purpose, (b) cash proceeds on existing investments due within 30 days and (c) accrued profits on the particular futures or options positions.

  The extent to which a Fund may enter into futures contracts and option transactions may be limited by the requirements of federal income tax law for qualification as a regulated investment company and each Fund's intention to qualify as such.

  Although futures and related options transactions are intended to enable a Fund to manage interest rate or market risk, unanticipated changes in interest rates or securities prices could result in poorer performance than if it had not entered into these transactions. Even if the Subadviser correctly predicts interest rate or market price movements, a hedge could be unsuccessful if changes in the value of a Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between a Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities in the index underlying the Fund's futures position and the securities held by or to be purchased for the Fund. The Subadvisers will attempt to minimize these risks through careful selection and monitoring of a Fund's futures and related options positions.

  FOREIGN CURRENCY TRANSACTIONS. Harbor International Growth Fund, Harbor International Fund, Harbor Bond Fund and Harbor Short Duration Fund may engage in foreign currency exchange transactions. Foreign currency exchange transactions will be conducted either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. Each Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates and Harbor Bond Fund and Harbor Short Duration Fund may also enter forward foreign currency exchange contracts for non-hedging purposes. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

  A Fund may enter into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss. Such loss would result from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

  When a Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may also enter into a forward contract to sell the amount of foreign currency for a fixed amount of dollars which approximates the value of some or all of the relevant Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

  Harbor Bond Fund and Harbor Short Duration Fund may also engage in cross-hedging by using foreign contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Fund's Subadviser determines that there is a pattern of correlation between the two currencies. Each of Harbor Bond Fund and Harbor Short Duration Fund may also purchase and sell forward contracts for non-hedging purposes when its Subadviser anticipates that the foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio.

  When a Fund engages in foreign currency exchange contracts for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. At the consummation of the forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract obligating it to purchase the same amount of such foreign currency at the same maturity date. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.

  Each Fund's transactions in forward contracts will be limited to the transactions described above. A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by its Subadviser. The Funds generally will not enter into a forward contract with a term of greater than one year. Each Fund may experience delays in the settlement of its foreign currency transactions.

  A Fund will place cash which is not available for investment, or liquid equity or high grade debt securities (denominated in the foreign currency subject to the forward contract) in a separate account. The amounts in such separate account will equal the value of the Fund's total assets which are committed to the consummation of foreign currency exchange contracts entered into as a hedge against a decline in the value of a particular foreign currency. If the value of the securities placed in the separate account declines, the Fund will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

  Using forward contracts to protect the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of a Fund's foreign assets.

  While a Fund may enter into forward foreign currency exchange contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

  An issuer of fixed income securities purchased by Harbor Bond Fund or Harbor Short Duration Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. The Fund may also invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of a specified amount, in the currencies of certain of the twelve member states of the European Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Community from time to time to reflect changes in relative values of the underlying currencies. In addition, the Fund may invest in securities denominated in other currency "baskets."

  A Fund's activities in foreign currency contracts, currency futures contracts and related options and currency options (see below) may be limited by the requirements of Subchapter M of the Internal Revenue Code for qualification as a regulated investment company.

  CURRENCY FUTURES AND RELATED OPTIONS. Harbor International Growth Fund, Harbor International Fund, Harbor Bond Fund and Harbor Short Duration Fund may enter into currency futures contracts and options on such futures contracts. A Fund may sell a currency futures contract or a call option, or it may purchase a put option on such futures contract, if its Subadviser anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of the Fund's securities denominated in such currency. If the Subadviser anticipates that exchange rates will rise, the Fund may purchase a currency futures contract or a call option to protect against an increase in the price of securities which are denominated in a particular currency and which the Fund intends to purchase. Each Fund will use these futures contracts and related options for hedging or non-hedging purposes as defined in Commodity Futures Trading Commission ("CFTC") regulations.

  The sale of a currency futures contract creates an obligation by a Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. The purchase of a currency futures contract creates an obligation by a Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. To offset a currency futures contract sold by a Fund, that Fund purchases a currency futures contract for the same aggregate amount of currency and same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund is immediately paid the difference. Similarly, to close out a currency futures contract purchased by a Fund, that Fund sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain. Likewise, if the offsetting sale price is less than the purchase price, the Fund realizes a loss.

  Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. Since the value of the option is fixed at the point of sale, there are no daily payments of cash for "variation" or "maintenance" margin payments to reflect the change in the value of the underlying contract as there are by a purchaser or seller of a currency futures contract. The value of the option does not change and is reflected in the net asset value of the Fund.

  Each Fund is required to maintain margin deposits with brokerage firms through a custodial subaccount by which it effects currency futures contracts and options thereon. In addition, due to current industry practice, daily variation margin payments in cash are required to reflect gains and losses on open contracts. The Fund may be required to make additional margin payments during the term of a futures contract.

  A risk in employing currency futures contracts to protect against price volatility of portfolio securities, which are denominated in a particular currency, is that the prices of such securities subject to currency futures contracts may not completely correlate with the behavior of the cash prices of the Fund's securities. The correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approached maturity. Another risk is that a Fund's Subadviser could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which the movements take place. Put and call options on currency futures have characteristics similar to those of other options.

  In addition to the risks associated with investing in options on securities, there are particular risks associated with transactions in options on currency futures. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market.

  A Fund may not enter into currency futures contracts (and stock index futures) or related options if immediately thereafter the amount committed to margin plus the amount paid for premiums for unexpired options (net of the amount the positions are "in the money") on currency futures contracts (and stock index futures contracts) exceeds 5% of the market value of such Fund's total assets. In instances involving the purchase of currency futures contracts, an amount equal to the market value of the currency futures contract will be deposited in a segregated account of securities, cash, and cash equivalents to collateralize the position and thereby insure that the use of such futures contract is unleveraged.

  OPTIONS ON FOREIGN CURRENCIES. Each Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in currency futures contracts or forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

  Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, a Fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

  Each Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipated a decline in the dollar value of foreign currency denominated securities because of declining exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received by the Fund.

  Similarly, a Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

  Harbor Bond Fund and Harbor Short Duration Fund may each purchase call options on currency for non-hedging purposes when its Subadviser anticipates that the currency will appreciate in value, but the securities denominated in that currency do not present attractive investment opportunities and are not included in the Fund's portfolio. Each Fund may write (sell) covered put and call options on any currency in order to realize greater income than would be realized on portfolio securities alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

  Harbor Bond Fund and Harbor Short Duration Fund would normally purchase call options for non-hedging purposes in anticipation of an increase in the market value of a currency. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of currencies which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise the Fund would realize either no gain or a loss on the purchase of the put option.

  A call option written on foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. This also would apply to additional cash consideration held in a segregated account by its custodian, upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Fund in cash and high grade government securities in a segregated account with its custodian.

  U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed as to principal and interest by the U.S. Government may be acquired by a Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGR's"), and "Certificates of Accrual on Treasury Securities" ("CATS"). A Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

                            INVESTMENT RESTRICTIONS

  The following restrictions may not be changed with respect to any Fund without the approval of the majority of outstanding voting securities of that Fund (which, under the Investment Company Act and the rules thereunder and as used in the Prospectus and this Statement of Additional Information, means the lesser of
(1) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund with the exception of borrowings permitted by Investment Restriction (3) listed below.

  Harbor may not, on behalf of any Fund:

  (1) invest more than 5% of the value of the total assets of a Fund (with respect to 75% of the relevant Fund's total assets taken at market value) in the securities of any one issuer, except U.S. Government securities;

  (2) purchase the securities of any issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund (with respect to 75% of the relevant Fund's total assets taken at market value);


  (3) borrow money except from banks on a temporary basis for extraordinary or emergency purposes, provided that a Fund is required to maintain asset coverage of 300% for all borrowing. This restriction does not apply to (i) cash collateral received as a result of portfolio securities lending; or (ii) to Harbor Value Fund and Harbor Short Duration Fund, except that each such

Fund is required to maintain asset coverage of 300% for all borrowing.

  (4) act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with a Fund's investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

  (5) purchase securities if such purchase would cause more than 25% in the aggregate of the market value of the total assets of a Fund to be invested in the securities of one or more issuers having their principal business activities in the same industry, other than U.S. Government securities (for the purposes of this restriction, (i) telephone companies are considered to be a separate industry from gas or electric utilities, (ii) wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents and (iii) privately issued mortgage-backed securities collateralized by mortgages insured or guaranteed by the U.S. Government, its agencies or instrumentalities do not represent interests in any industry) except that (a) more than 25% of the market value of the total assets of Harbor Money Market Fund may be invested in the securities of banks and bank holding companies, including certificates of deposit and bankers' acceptances; and (b) Harbor International Growth Fund will concentrate in any one of three designated industries: pharmaceuticals, banking and telephone companies (the "Designated Industries") when the Subadviser deems securities in any one of the Designated Industries to be a good relative value (as defined in the Prospectus) by investing from 25% to 40% of the value of its total assets in the securities of such Designated Industry.

  (6) issue senior securities, except as permitted under the Investment Company Act, and except that Harbor Fund may issue shares of beneficial interest in multiple series or classes.

  (7) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodities contracts, except futures contracts, including but not limited to contracts for the future delivery of securities and futures contracts based on securities indexes, or engage in arbitrage transactions. Foreign currency, forward foreign currency exchange contracts, options on currency, currency futures contracts and options on such futures contracts are not deemed to be prohibited commodities or commodities contracts for the purpose of this restriction;

  (8) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations and the entry into repurchase agreements in accordance with such Fund's investment objectives and policies may be deemed to be loans;

  (9) purchase securities of any issuer with a record of less than three years' continuous operation, including predecessors, except U.S. Government securities and except securities of such issuers which are rated by at least one nationally recognized statistical rating organization (and, with respect to Harbor International Growth Fund, Harbor International Fund and Harbor Bond Fund, except obligations issued or guaranteed by any foreign government or its agencies or instrumentalities), if such purchase would cause the investments of a Fund in all such issuers to exceed 5% of the value of the total assets of that Fund;

  (10) purchase from or sell portfolio securities of a Fund to any of the officers or Trustees of Harbor Fund, its investment advisers, its principal underwriter or the officers or directors of its investment advisers or principal underwriter;

  (11) pledge, mortgage or hypothecate its assets, except that, to secure permitted borrowings, it may pledge securities having a market value at the time of pledge not exceeding 15% of the cost of a Fund's total assets and except in connection with permitted transactions in options, futures contracts and options on futures contracts;

  (12) invest in other companies for the purpose of exercising control or management.

  "Value" for the purposes of all investment restrictions shall mean the value used in determining a Fund's net asset value. "U.S. Government securities" shall mean securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities.

  Notwithstanding investment restriction Number 1, as long as Harbor Money Market Fund intends to rely on the amortized cost method of valuation, the Fund will comply with the diversification test described in the Prospectus under the caption "Harbor Money Market Fund Objective and Policies."

  Harbor Fund has also adopted the following fundamental policy: Harbor Fund and/or each of its series as may be established from time to time, may, notwithstanding any other fundamental investment restriction or policy, invest all of its assets in the securities of a single open-end investment company with substantially the same fundamental investment objectives, restrictions and policies as Harbor Fund and/or each of its series.

  In addition to the investment restrictions and policies mentioned above, the Trustees of Harbor have voluntarily adopted the following policies and restrictions which are observed in the conduct of the affairs of the Funds. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies in that they may be changed or amended by action of the Trustees without prior notice to or approval of shareholders. Accordingly, a Fund may not:

          (a) purchase securities of other investment companies, (i) except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, (ii) except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition, or (iii) except that Harbor International Growth Fund and Harbor International Fund may each purchase the securities of open-end investment companies, provided that, immediately after such purchase, Harbor International Growth Fund and Harbor International Fund will not own, respectively, in the aggregate (A) more than 3% of any such company's total outstanding voting stock, (B) securities of any such company having an aggregate value of more than 5% of the respective Fund's total assets or (C) securities of all such companies having an aggregate value of more than 10% of the respective Fund's total assets. Foreign banks or their agencies or subsidiaries are not considered investment companies for the purposes of this limitation;

          (b) purchase warrants of any issuer, except on a limited basis if, as a result of such purchases by a Fund, more than 2% (5% in the case of Harbor International Growth Fund) of the value of its total assets would be invested in warrants which are not listed on the New York Stock Exchange, the American Stock Exchange or, in the case of Harbor International Growth Fund, warrants that are not listed on comparable international exchanges, or if more than 5% of the value of the total assets of a Fund would be invested in warrants, whether or not so listed, such warrants in each case to be valued at the lesser of cost or market, but assigning no value to warrants acquired by a Fund in units with or attached to debt securities;

          (c) purchase securities on margin or make short sales unless (i) at all times when a short position is open, a Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, or (ii) for the purpose of hedging the Fund's exposure to an actual or anticipated market decline in the value of its investments, except that Harbor may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities (and in connection with transactions involving forward foreign currency exchange contracts);

          (d) purchase or sell any put or call options or any combination thereof, except that Harbor may (i) purchase and sell or write options on any futures contracts into which it may enter, (ii) purchase put and call options on securities, on securities indexes and on currencies, (iii) write covered put and call options on securities and on currencies, and (iv) engage in closing purchase transactions with respect to any put or call option purchased or written by a Fund, provided that the aggregate value of premiums paid by the Fund for all of such options shall not exceed 20% of that Fund's net assets;

          (e) acquire put and call options with a market value exceeding 5% of the value of a Fund's total assets;

          (f) enter into repurchase agreements or purchase any securities, if, as a result thereof, more than 15% (10% in the case of Harbor Money Market
     Fund) of the net assets of a Fund (taken at market value) would be, in the aggregate, invested in repurchase agreements maturing in more than seven days or in securities which are not readily marketable, including any investments in unregistered securities that are not sold pursuant to Rule 144A (which are limited to 10% of a Fund's investments); or


          (g) purchase additional securities while borrowings by a Fund exceed 5% of the market value of a Fund's total assets, except that the 5% limit will not apply to Harbor Value Fund and Harbor Short Duration Fund.

                             TRUSTEES AND OFFICERS

  Information pertaining to the Trustees and officers of Harbor is set forth below. Trustees and officers deemed to be "interested persons" of

Harbor for purposes of the Investment Company Act are indicated by an asterisk.

                                                              PRINCIPAL OCCUPATION(S)
    NAME AND ADDRESS         POSITIONS WITH FUND               DURING PAST FIVE YEARS
-------------------------   ---------------------   --------------------------------------------
Ronald C. Boller*           Chairman, President     Vice-President-Investments, Owens-Illinois,
  One SeaGate               and Trustee             Inc. (May, 1992-Present); Vice President and
  Toledo, OH 43666                                  Director, Benefit and Risk Finance,
                                                    Owens-Illinois, Inc. (January, 1991-May,
                                                    1992); Vice President and Director, Benefit
                                                    Finance, Owens-Illinois, Inc. (April,
                                                    1988-December, 1990); Director and
                                                    President, Harbor Capital Advisors, Inc.
                                                    (1983-Present); and Director, President,
                                                    Treasurer and Secretary of HCA Securities,
                                                    Inc. ("HCA Securities"); and President,
                                                    Harbor Transfer, Inc. ("Harbor Transfer").

Howard P. Colhoun           Trustee                 General Partner, Emerging Growth Partners,
  401 E. Pratt Street                               L.P. (investing in small companies) (since
  Baltimore, MD 21202                               1982); Vice President and Director of Mutual
                                                    Funds,
                                                    T. Rowe Price Associates, Inc. (prior to
                                                    1982).

John P. Gould               Trustee                 Distinguished Service Professor of
  1101 E. 58th Street                               Economics, Graduate School of Business,
  Chicago, IL 60637                                 University of Chicago (1984-Present) and
                                                    Dean of Graduate School of Business,
                                                    University of Chicago (1983-1993).

Rodger F. Smith             Trustee                 Partner, Greenwich Associates (a business
  Office Park Eight                                 strategy, consulting and research firm
  Greenwich, CT 06830                               (since 1975).

Constance L. Souders*       Secretary and           Senior Vice-President, Treasurer, Secretary
  One SeaGate               Treasurer               and Director of Accounting and Fiduciary
  Toledo, OH 43666                                  Operations, Harbor Capital Advisors, Inc.
                                                    (May, 1992-Present); Manager, Employee
                                                    Benefit Plan Asset Administration,
                                                    Owens-Illinois, Inc. (July, 1988- May,
                                                    1992); Vice President and Director, Harbor
                                                    Transfer; and Director, HCA Securities.


  As of December 14, 1995, the Trustees and officers of Harbor Fund as a group owned less than 1% of the outstanding shares of beneficial interest of each of the Funds, except that such Trustees and officers of Harbor Fund owned 1.06% of the outstanding shares of beneficial interest of Harbor Money Market Fund as of December 14, 1995.

                   THE ADVISER, SUBADVISERS, DISTRIBUTOR AND
                          SHAREHOLDER SERVICING AGENT

  THE ADVISER. Harbor Capital Advisors, Inc., a Delaware corporation, is the investment adviser (the "Adviser") for each Fund. The Adviser is responsible to manage each Fund's assets or to supervise the management of each Fund by one or more subadvisers (each, a "Subadviser"). Harbor Fund, on behalf of each Fund, has entered into separate investment advisory agreements (each, an "Investment Advisory Agreement") each of which provides that the Adviser shall provide the Fund with investment research, advice and supervision and will furnish continuously an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Adviser is responsible for the payment of the salaries and expenses of all personnel of Harbor Fund except the fees and expenses of Trustees not affiliated with the Adviser or a Subadviser, office rent and the expenses of providing investment advisory, research and statistical facilities and related clerical expenses.

  For its services, each Fund pays the Adviser an advisory fee which is a stated percentage of the Fund's average annual net assets. The table below sets forth for each Fund the advisory fee rate, the fees paid to the Adviser for the past three fiscal years and the effect of any expense limitation in effect for the past three fiscal years which reduced the advisory fee paid.


                                                                   FEE PAID FOR YEAR ENDED
                                       ADVISORY FEE                      OCTOBER 31
                                       % OF AVERAGE       -----------------------------------------
               FUND                  ANNUAL NET ASSETS       1995           1994           1993
-----------------------------------  -----------------    -----------    -----------    -----------
International Growth Fund..........         .75%          $   655,678    $   369,744            N/A
  (Credit due to expense                                      (88,294)      (123,966)           N/A
     limitation)
International Fund.................         .85%           26,318,745     22,830,976    $10,765,693
  (Credit due to expense                                   (1,068,227)      (699,926)       (75,093)
     limitation)
Growth Fund........................         .75%            1,035,019      1,251,474      1,533,934
Capital Appreciation Fund..........         .60%            3,073,982      1,005,758        724,033
Value Fund.........................         .60%              411,395        363,820        429,132
Bond Fund..........................         .70%            1,318,022      1,179,406        790,885
  (Credit due to expense                                     (471,474)      (421,216)      (340,721)
     limitation)
Short Duration Fund................         .40%              435,320        490,784        622,399
  (Credit due to expense                                     (217,937)      (245,916)      (311,124)
     limitation)
Money Market Fund..................         .30%              196,587        170,670        148,707
  (Credit due to expense                                      (78,676)       (68,406)       (59,700)
     limitation)

  THE SUBADVISERS. The Adviser has engaged the services of several subadvisers (each, a "Subadviser") to assist with the portfolio management of each Fund. The Subadvisers are:

HARBOR INTERNATIONAL GROWTH FUND
HARBOR CAPITAL APPRECIATION FUND
     Jennison Associates Capital Corp.

HARBOR INTERNATIONAL FUND
     Northern Cross Investments Limited

HARBOR GROWTH FUND
     Nicholas-Applegate Capital Management

HARBOR VALUE FUND

     DePrince, Race & Zollo, Inc.

     Richards & Tierney, Inc.

HARBOR BOND FUND
     Pacific Investment Management Company

HARBOR SHORT DURATION FUND
HARBOR MONEY MARKET FUND
     Fischer Francis Trees & Watts, Inc.

Additional information about the Subadvisers is set forth in the Prospectus.

  The Adviser pays each Subadviser out of its own resources; the Funds have no obligation to pay the Subadvisers. Each Subadviser has entered into a subadvisory agreement (each, a "Subadvisory Agreement") with the Adviser and Harbor Fund, on behalf of each Fund. Each Subadviser is responsible to provide the Fund with advice concerning the investment management of the Fund's portfolio, which advice shall be consistent with the investment objectives and policies of the Fund. The Subadviser determines what securities shall be purchased, sold or held for the Fund and what portion of the Fund's assets are held uninvested. Each Subadviser is responsible to bear its own costs of providing services to the respective Fund. Each Subadviser's subadvisory fee rate is based on a stated percentage of the Fund's average annual net assets and is described in the Prospectus. The fees paid by the Adviser to the Subadviser for the past three years are set forth in the table below.


                                                              FEES PAID BY THE ADVISER TO SUBADVISER
                                                                    FOR YEARS ENDED OCTOBER 31
                                                          -----------------------------------------------
                          FUND                               1995              1994               1993
--------------------------------------------------------  -----------       -----------        ----------
International Growth Fund...............................  $   445,404       $   262,015               N/A
International Fund......................................  $17,463,285       $15,517,331        $3,465,849(a)
                                                                                               $1,960,971(b)
Growth Fund.............................................  $   776,195       $   921,514        $  569,233
Capital Appreciation Fund...............................  $ 1,352,840       $   488,422        $  303,178
Value Fund
  DRZ...................................................  $   114,432(f)            N/A               N/A
  Sunbank...............................................  $    82,551(e)    $    52,042(d)     $  207,881(c)
  Richards & Tierney....................................  $    42,786       $    37,839               N/A
Bond Fund...............................................  $   536,215       $   473,033           247,462
Short Duration Fund.....................................  $   181,871       $   188,949        $  247,499
Money Market Fund.......................................  $   113,160       $    96,558        $   84,824


-------------------------

(a) For the period from November 1, 1992 to April 1, 1993, the subadviser to Harbor International Fund was Boston Overseas Investors, Inc.


(b) Fee paid from April 1, 1993 to October 31, 1993 to Northern Cross.


(c) Paid to Barrow, Hanley, Mewhinney and Strauss, Inc. ("Barrow"), the subadviser of a portion of the Fund's assets until July 1, 1994.


(d) Paid to SunBank for the period from July 1, 1994 to October 31, 1994. For the period from November 1, 1993 to July 1, 1994, Barrow received $94,405.


(e) Paid to SunBank for the period from November 1, 1994 to April 20, 1995.


(f) Fee paid from April 21, 1995 to October 31, 1995.

  OTHER INFORMATION. The Investment Advisory Agreements and Subadvisory Contracts remain in effect initially for a two year term and continue in effect thereafter only if such continuance is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act) and, in either case, by a majority of the Trustees who are not interested persons of Harbor, the Adviser or the Subadviser. The Investment Advisory Agreements and Subadvisory Contracts provide that the Adviser and Subadvisers shall not be liable to a Fund (or the Adviser, in the case of the Subadvisory Contracts) for any error of judgment by the Adviser or Subadviser or for any loss sustained by the Fund except in the case of the Adviser's or Subadviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Each Investment Advisory Agreement and Subadvisory Contract also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by vote of a majority of the outstanding voting securities of the Fund or by either party upon 60 days' written notice. The Adviser has authorized each of its directors, officers and employees who has been elected or appointed as a Trustee or officer of Harbor to serve in the capacities in which he has been elected or appointed. No person other than the Adviser, the Subadvisers and their respective directors and employees regularly furnishes advice to the Funds with respect to the desirability of a Fund's investing in, purchasing or selling securities.

DISTRIBUTOR AND SHAREHOLDER SERVICING AGENT. HCA Securities, Inc. (the "Distributor") acts as the principal underwriter and distributor of each Fund's shares and continually offers shares of the Funds pursuant to a distribution agreement approved by the Trustees. The directors of the Distributor are Ronald
C. Boller, Janice D. Osthimer and Constance L. Souders. Mr. Boller is the President, Treasurer and Secretary of the Distributor. The Distributor is a Delaware corporation, a registered broker-dealer and a wholly-owned subsidiary of the Adviser.

  Harbor Transfer, Inc. (the "Shareholder Servicing Agent") acts as the shareholder servicing agent for each Fund and in that capacity maintains certain financial and accounting records of the Funds. Its mailing address is P.O. Box 2282, Toledo, Ohio 43603-2282. The Shareholder Servicing Agent is a Delaware corporation, a registered transfer agent and a wholly-owned subsidiary of the Adviser. The directors of the Shareholder Servicing Agent are Ronald C. Boller, Janice D. Osthimer and Constance L. Souders and Mr. Boller is the President. Ms. Souders is Vice President. Ms. Osthimer is Vice President, Secretary and Treasurer. The Shareholder Servicing Agreement has been approved by the Trustees of the Fund and provides for annual fees of $45 per account, per Fund, with a minimum payment of $1,000 per month, per Fund.

  CODE OF ETHICS. The Board of Trustees has determined that the personnel of Harbor Fund may engage in personal trading in compliance with general fiduciary principles which are incorporated into Harbor Fund's Code of Ethics (the "Code"). The Code substantially complies in all respects with Rule 17j-1 under the 1940 Act and the recommendations of the staff of the SEC and the Advisory Group on Personal Investing of the Investment Company Institute with the following exceptions.


  The disinterested Trustees of Harbor Fund are not required to pre-clear personal securities transactions or to submit quarterly reports of personal securities transactions. Harbor Fund's disinterested Trustees are not provided with information about the portfolio transactions contemplated for a Fund or executed for a Fund for a period of 15 days before and after such transactions.

  Because each Subadviser is an entity not otherwise affiliated with Harbor Fund or the Adviser, the Adviser has delegated responsibility for monitoring the personal trading activities of the Subadviser's personnel to each Subadviser. Each Subadviser provides Harbor Fund's Board of Trustees with a quarterly certification of the Subadviser's compliance with its code of ethics and a report of any significant violations of its code.

                             PORTFOLIO TRANSACTIONS

  Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges the commissions are fixed. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
  The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser and each Subadviser attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of each Fund and other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.
  Under each Investment Advisory Agreement and Subadvisory Contract and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or a Subadviser may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Adviser or the Subadviser for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Adviser or the Subadviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's or Subadviser's overall responsibilities to the Funds or to its other clients. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

  Although commissions paid on every transaction will, in the judgment of the Adviser or the Subadviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Funds and the Adviser's or Subadviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

  Research provided by brokers is used for the benefit of all of the clients of the Adviser or a Subadviser and not solely or necessarily for the benefit of the Funds. The Adviser's and each Subadviser's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Adviser or a Subadviser as a consideration in the selection of brokers to execute portfolio transactions.

  In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Adviser or a Subadviser. Investment decisions for a Fund and for the Adviser's or Subadviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. Harbor Fund believes that over time its ability to participate in volume transactions will produce better executions for the Funds.

  The investment advisory fee that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's or Subadviser's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser or a Subadviser in serving both the Funds and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser or a Subadviser in carrying out its obligations to the Funds.


  As of October 31, 1995, the following securities of regular brokers or dealers, or their parents, with which the Funds regularly conduct business were held by the Harbor International Fund: securities of ABN-AMRO Holdings, the parent of Pierson Sal. Oppenheim, were valued at $41,681,226; securities of Barclays Bank PLC the parent of B.Z.W. Securities, were valued at $44,064,024; securities of Jardine Matheson, an affiliate of Robert Flemming, were valued at $22,235,921; securities of International Nederlanden, the parent of Baring Securities, were valued at $44,036,562; securities of National Westminster Bank, the parent of NWB Securities, were valued at $53,769,064.

  For the fiscal years ended October 31, 1995, October 31, 1994 and October 31, 1993, each of the following Funds paid brokerage commissions as follows:



                                  HARBOR          HARBOR                      HARBOR CAPITAL
                               INTERNATIONAL  INTERNATIONAL       HARBOR       APPRECIATION       HARBOR
                               GROWTH FUND         FUND        GROWTH FUND         FUND         VALUE FUND
                               ------------   --------------   ------------   --------------   ------------
Total Brokerage
  Commissions Paid
    Year ended 10/31/95........ $    360,264  $      859,522   $    303,631    $   1,014,108   $    271,770
    Year ended 10/31/94........      244,523       2,324,280        450,570          255,569        193,231
    Year ended 10/31/93........     N/A            2,959,138        809,641          315,705         98,573
Total Amount of Transactions
  Where Commissions Paid
    Year ended 10/31/95........ $131,367,657  $  375,347,311   $166,934,766    $ 721,662,826   $171,871,103
    Year ended 10/31/94........   78,656,749   1,014,107,335    242,714,875      184,633,356    165,495,550
    Year ended 10/31/93........     N/A        1,320,896,487    428,408,365      185,105,910     74,315,529
Total Brokerage Commissions
  Paid to Brokers Who Provided
  Research
    Year ended 10/31/95........ $             $      859,522   $    233,531    $               $


  Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund paid no brokerage commissions during the past three fiscal years.

                                NET ASSET VALUE

  The net asset value per share of each Fund is determined by the Funds' Custodian as of the close of regular trading on the New York Stock Exchange (normally 4 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day as observed.
  Portfolio securities of each Fund, except Harbor Money Market Fund, are valued as follows: (a) stocks which are traded on any U.S. stock exchange or the National Association of Securities Dealers NASDAQ System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ on the valuation day or, if no sale occurs, at the mean between the closing bid and closing asked price; (b) over-the-counter stocks not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and the asked prices; (c) securities listed or traded on foreign exchanges (including foreign exchanges whose operations are similar to the U.S. over-the-counter market) are valued at the last sale price on that exchange on the valuation day or, if no sale occurs, at the official bid price (both the last sale price and the official bid price are determined as of the close of the London Foreign Exchange); (d) debt securities are valued at prices supplied by a pricing agent selected by the Adviser or Subadviser, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser or Subadviser to be representative of market values at the close of business of the New York Stock Exchange; (e) options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded; (f) forward foreign currency exchange contracts are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on dealer or exchange quotations; and (g) all other securities and other assets, including debt securities, for which prices are supplied by a pricing agent but are not deemed by the Adviser or Subadviser to be representative of market values, or for which prices are not available, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, are valued at fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. Money market instruments held by the Funds with a remaining maturity of 60 days or less will be valued by the amortized cost method.

  Portfolio securities of Harbor Money Market Fund are valued at their amortized cost, which does not take into account unrealized securities gains or losses. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price Harbor Money Market Fund would receive if it sold the instrument. During periods of declining interest rates, the quoted yield on shares of Harbor Money Market Fund may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by Harbor Money Market Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in Harbor Money Market Fund would be able to obtain a somewhat higher yield if he or she purchased shares of Harbor Money Market Fund on that day, than would result from investment in a fund utilizing solely market values, and existing investors in Harbor Money Market Fund would receive less investment income. The converse would apply in a period of rising interest rates.

  Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees.
  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Funds' net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the New York Stock Exchange will not be reflected in the Funds' calculation of net asset values unless the Adviser deems that the particular event would materially affect net asset value, in which case an adjustment will be made.
  The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of Harbor Fund. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

                       PERFORMANCE AND YIELD INFORMATION

  From time to time, quotations of Harbor Money Market Fund's "yield" and "effective yield" may be included in advertisements and communications to shareholders. These performance figures are calculated in the following manner:


          A. Yield--the net annualized yield based on a specified 7-calendar day period calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent. The yield of Harbor Money Market Fund for the seven-day period ended October 31, 1995 was 5.64%.



          B. Effective Yield--the net annualized yield for a specified 7-calendar day period assuming a reinvestment of dividends (compounding). Effective yield is calculated by the same method as yield except that the base period return is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = [(Base Period Return + 1) ()365 L 7] -1. The effective yield of Harbor Money Market Fund for the seven-day period ended October 31, 1995 was 5.82%.


  As described above, yield and effective yield are based on historical earnings and are not intended to indicate future performance. Yield and effective yield will vary based on changes in market conditions and the level of expenses.

  The average annual total return of each Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price (i.e., net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

  The average annual total return for each Fund for the one-year period, five-year period, and since inception to October 31, 1995, was as follows:



                                                                  YEAR      5-YEAR PERIOD
                                                                 ENDED          ENDED         INCEPTION TO
                             FUND                                10/31/95    10/31/95(1)       10/31/95(1)
                                                                 ------     -------------     -------------
Harbor International Growth Fund..............................     5.83%          N/A                 10.49%
Harbor International Fund.....................................     5.06%        14.45%                17.24%
Harbor Growth Fund............................................    25.93%        17.86%                11.67%
Harbor Capital Appreciation Fund..............................    35.73%        25.47%                18.89%
Harbor Value Fund.............................................    21.02%        14.63%                13.07%
Harbor Bond Fund..............................................    14.56%        11.22%                10.15%
Harbor Short Duration Fund....................................     6.82%          N/A                  4.75%
Harbor Money Market Fund......................................     5.66%         4.35%                 5.71%


-------------------------
(1) Inception date for Harbor Growth Fund 11/19/86; Harbor Short Duration Fund 1/1/92; Harbor International Growth Fund 11/1/93; and all other Funds 12/29/87.

  The performance data quoted represents historical performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

  The yield of each Fund, except Harbor Money Market Fund, is computed by dividing its net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and maximum offering price (i.e., net asset value) per share on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income per share is equal to the Fund's dividends and interest earned during the period, reduced by accrued expenses for the period. Because yield accounting methods differ from the methods used for other accounting purposes, a Fund's yield may not equal the income paid to a shareholder's account or the income reported in a Fund's financial statements.


  For the 30-day period ended October 31, 1995, the yield of Harbor Bond Fund was 6.73%. If there had been no reduction of fees, the yield of Harbor Bond Fund would have been 6.43% for the 30-day period ended October 31, 1995.



  For the 30-day period October 31, 1995, the yield of Harbor Short Duration Fund was 7.89%. If there had been no reduction of fees, the yield of Harbor Short Duration Fund would have been 7.65% for the 30-day period ended October 31, 1995.


  From time to time a Fund may publish an indication of its past performance as measured by independent sources including, but not limited to, Lipper Analytical Services, Incorporated, Wiesenberger Investment Companies Service, Donoghue's Money Fund Report, Barron's, BusinessWeek, Changing Times, Financial World, Forbes, Money, Personal Investor and The Wall Street Journal.

                                TAX INFORMATION

  Each Fund is treated as a separate taxpayer for federal income tax purposes.

  Distributions of Harbor Growth Fund, Harbor Capital Appreciation Fund and Harbor Value Fund may qualify in part for a 70% dividends-received deduction for corporations. The dividends-received deduction is reduced to the extent that shares of a Fund are treated as debt-financed under the Code and is eliminated if such shares are deemed to have been held for less than a minimum period, generally 46 days. Amounts eligible for the deduction may still be subject to the federal alternative minimum tax and result in adjustments in the tax basis of Fund shares under certain circumstances.

  If Harbor International Growth Fund or Harbor International Fund invests in a passive foreign investment company (PFIC), it could become liable for a tax upon the receipt of certain distributions from, or the disposition of its investment in, the PFIC. Because a credit for this tax could not be passed through to such Funds' shareholders, the tax would in effect reduce the Funds' economic return from its PFIC investment. Investment in a PFIC could also require these Funds' to recognize income (which would have to be distributed to its shareholders to avoid a tax on the Funds) in a year before the year in which the PFIC distributes cash corresponding to such income. It is possible that an election may be available to these Funds in certain cases that would ameliorate these adverse tax consequences, in which case these Funds might not be required to limit investments in passive foreign investment companies or take other defensive actions with respect to such investments.

  Due to certain adverse tax consequences, the Funds do not intend, absent a change in applicable law, to acquire residual interests in REMICs.

  Each Fund will be subject to a four percent non-deductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Funds intend under normal circumstances to avoid liability for such tax by satisfying such distribution requirements.

  Provided that a Fund qualifies as a regulated investment company under the Code and earns only income from intangible investments (such as stocks, bonds, notes and other debt obligations), such Fund will be exempt from Delaware corporation income tax. As regulated investment companies, the Funds will also be exempt from the Ohio corporation franchise tax and the Ohio tax on dealers in intangibles, although certain reporting requirements, which have been waived in the past, may in the future have to be satisfied as a prerequisite for this Ohio tax exemption.

  All or a portion of the loss realized on a redemption of shares may be disallowed or recharacterized under tax rules relating to wash sales or redemptions of shares held for six months or less.

  Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

  The foregoing discussion relates solely to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) subject to tax under such law. The discussion does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the exchange or redemption of shares of the Funds may also be subject to state, local or foreign taxes. In some states, a state and/or local tax exemption may be available to the extent distributions of a Fund are attributable to the interest it receives on direct obligations of the U.S. Government or, in the case of property taxes, to the extent the value of the shares of a Fund owned by a shareholder who is subject to tax in such state is attributable to such obligations. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of the Fund in their particular circumstances.

                        ORGANIZATION AND CAPITALIZATION

  GENERAL. Harbor is an open-end investment company established as a Massachusetts business trust in 1986 and reorganized as a Delaware business trust in 1993. Harbor Growth Fund commenced operations on November 19, 1986. Harbor International Fund, Harbor Capital Appreciation Fund, Harbor Value Fund, Harbor Bond Fund, and Harbor Money Market Fund each commenced operations on December 29, 1987. Harbor Short Duration Fund commenced operations on January 1, 1992. Harbor International Growth Fund commenced operations on November 1, 1993. Costs incurred by Harbor in connection with the organization and initial registration and public offering of the shares of Harbor International Growth Fund and Harbor Short Duration Fund which total, respectively, approximately $33,000 and $21,000, are being amortized over a five-year period beginning on November 1, 1993 and January 1, 1992, respectively.


  As of December 14, 1995, each of the following persons beneficially owned five percent or more of the voting securities of each such Fund. Except as noted, the address of each such beneficial owner is One SeaGate, Toledo, Ohio 43666.

                                                                               HARBOR                         HARBOR    HARBOR
                                       HARBOR         HARBOR       HARBOR     CAPITAL      HARBOR   HARBOR    SHORT     MONEY
                                     INTERNATIONAL INTERNATIONAL   GROWTH   APPRECIATION   VALUE     BOND    DURATION   MARKET
           NAME OF OWNER             GROWTH FUND       FUND         FUND        FUND        FUND     FUND      FUND      FUND
------------------------------------ -----------   -------------   ------   ------------   ------   ------   --------   ------
Owens-Illinois Master Retirement
  Trust.............................      --             --          38%         --          --       --        84%       --
Owens-Illinois 401(k) Trust.........      --             --          29%         --          30%       7%       --        29%
HCR Master Retirement Trust.........      --             --          --          --          10%      --        --        --
Bob & Co.
  c/o Bank of Boston
  P.O. Box 1809
  Boston, MA 02105..................       9%            --          --          --          --       --        --        --
Charles Schwab & Co., Inc.
  101 Montgomery Street
  San Francisco, CA
  94104-4122........................      --             17%         --          18%         --       12%       --        --
Donaldson Lufkin Jenrette
  SEC Corp.
  P.O. Box 2052
  Jersey City, NJ 07303-2052........      --             --          --           6%         --       --        --        --
Hartford Hospital
  Employee Retirement
  Pension Plan
  80 Seymour Street
  Hartford, CT 06102-5037...........       8%            --          --          --          --       --        --        --
Maryland State
  Retirement Agency
  301 West Preston Street
  Baltimore, MD 21201-2363..........      --              6%         --          --          --       --        --        --
New York Public Library
  Astor Lenox & Tilden Foundations
  8 West 40th Street
  New York, NY 10018................       8%            --          --          --          --       --        --        --
Sidley and Austin Partners Plan
  One First National Plaza
  Chicago, IL 60603-2279............      --             --          --          --           9%      --        --        --

  Unless otherwise required by the Investment Company Act or the Agreement and Declaration of Trust (the "Declaration of Trust"), Harbor has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

  SHAREHOLDER AND TRUSTEE LIABILITY. Harbor is organized as a Delaware business trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that none of the Funds will be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of Harbor. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by Harbor or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that Harbor shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Harbor and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

  The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                   CUSTODIAN

  State Street Bank and Trust Company has been retained to act as Custodian of the Funds' assets and, in that capacity, maintains certain financial and accounting records of the Funds. Its mailing address is P.O. Box 8500, Boston, MA 02266-8500.

                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS


  Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110, serves as Harbor Fund's independent accountants, providing audit services, including review and consultation in connection with various filings by Harbor Fund with the SEC and tax authorities. The audited financial statements of Harbor Fund incorporated by reference in this Statement of Additional Information have been so incorporated in reliance on the report of Price Waterhouse, independent accountants, given on the authority of said firm as experts in auditing and accounting. The financial statements of Harbor Fund together with the notes to the financial statements, all of which are included in the annual report to the shareholders dated October 31, 1995 on pages 34 through 56 and attached hereto, are hereby incorporated by reference into this Statement of Additional Information by reference to Form N-30D (file No. 811-04676) filed December 21, 1995.

                                   APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

  AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

  BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

  Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

  MIG-1--Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

  MIG-2--Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

STANDARD & POOR'S CORPORATION

  AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

  AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

  A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

  BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  BB AND B: Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  Municipal notes issued since July 29, 1984 are rated "SP-1," "SP-2," and "SP-3." The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added to those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest, while an SP-3 designation indicates speculative capacity to pay principal and interest.

DUFF & PHELPS, INC.
(HARBOR MONEY MARKET FUND ONLY)

  AAA: Long-term fixed income securities which are rated AAA are judged to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

  AA: Long-term fixed income securities which are rated AA are judged to be of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

  Duff & Phelps applies modifiers, AA+, AA, and AA- in the AA category for long-term fixed securities. The modifier AA+ indicates that the security ranks in the higher end of the AA category: the modifier AA indicates a mid-range ranking; and the modifier AA- indicates that the issue ranks in the lower end of the AA category.

FITCH INVESTORS SERVICE CORP.
(HARBOR MONEY MARKET FUND ONLY)

  AAA: Bonds which are rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

  AA: Bonds which are rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-1+'.

  Fitch applies plus ("+") and minus ("-") modifiers in the AA category to indicate the relative position of a credit within the rating category. The modifier AA+ indicates that the security ranks at the higher end of the AA category than a security rated AA or AA-.

IBCA LIMITED AND IBCA INC.
(HARBOR MONEY MARKET FUND ONLY)

  AAA: Obligations which are rated AAA are considered to be of the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

  AA: Obligations which are rated AA are considered to be of a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

THOMSON BANKWATCH, INC.
(HARBOR MONEY MARKET FUND ONLY)

  A: Company possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

  A/B: Company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE, INC.

  P-1: Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. The designation "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

STANDARD & POOR'S CORPORATION

  A-1: Standard & Poor's Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days. The A-1 designation indicates the degree of safety regarding timely payment is very strong.

DUFF & PHELPS, INC.
(HARBOR MONEY MARKET FUND ONLY)

  DUFF 1: Commercial paper and certificates of deposit rated Duff 1 are considered to have a very high certainty of timely payment. Liquidity factors are considered excellent and are supported by strong fundamental protection factors. Risk factors are minor.

  Duff & Phelps applies a plus and minus rating scale, Duff 1 plus, Duff 1 and Duff 1 minus in the Duff 1 top grade category for commercial paper and certificates of deposit. The rating Duff 1 plus indicates that the security has the highest certainty of timely payment, short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations; the rating Duff 1 indicates a very high certainty of timely payment, liquidity factors are excellent and risk factors are minimal; and the rating Duff 1 minus indicates a high certainty of timely payment, liquidity factors are strong and risk factors are very small.

FITCH INVESTORS SERVICE CORP.
(HARBOR MONEY MARKET FUND ONLY)

  F-1: Short-term debt obligations rated F-1 are considered to be of very strong credit quality. Those issues determined to possess exceptionally strong credit quality and having the strongest degree of assurance for timely payment will be denoted with a plus ("+") sign designation.

IBCA LIMITED AND IBCA INC.
(HARBOR MONEY MARKET FUND ONLY)

  A1: Short-term obligations rated A1 are supported by a very strong capacity for timely repayment. A plus ("+") sign is added to those issues determined to possess the highest capacity for timely payment.

                                      LOGO


12/96/5,000                                                               (LOGO)

                                                                  recycled paper

                          ANNUAL REPORT

                          ------------------------------------------------------

                          [LOGO]

                          ------------------------------------------------------
                          OCTOBER 31, 1995

                          -----------
                          HARBOR FUND

HARBOR FUND
ANNUAL REPORT OVERVIEW

     Harbor Fund completed its current fiscal year on October 31, 1995. Total annual return is shown below for each of the eight portfolios. All performance figures included in this report are total returns and assume the reinvestment of dividends. The Long-Term Historic Returns represent unmanaged indices and are included as an indication of longer-term potential associated with taking different levels of market risk.

                                                                                             YEAR
                       HARBOR FUNDS IN ORDER OF MARKET RISK                             ENDED 10/31/95
   -----------------------------------------------------------------------------  --------------------------
   International Growth.........................................................              5.83%
   International................................................................              5.06%
   Growth.......................................................................             25.93%
   Capital Appreciation.........................................................             35.73%
   Value........................................................................             21.02%
   Bond.........................................................................             14.56%
   Short Duration...............................................................              6.82%
   Money Market.................................................................              5.66%

                           COMMONLY USED MARKET INDICES
   -----------------------------------------------------------------------------
   Morgan Stanley Capital International Europe, Australia, and Far East
     (EAFE); international equity...............................................             -0.37%
   Standard & Poor's 500
     (S&P 500); domestic equity.................................................             26.43%
   Lehman Brothers Aggregate
     (LB AGG); domestic bonds...................................................             15.65%
   One-Year Government Bonds
     (1-YR GVT).................................................................              7.10%
   90-Day U.S. Treasury Bills
     (T-Bills); domestic short-term.............................................              5.78%

                                                                                           30 YEARS
                                                                                          1965-1994
                            LONG-TERM HISTORIC RETURNS                                   ANNUAL RATES
   -----------------------------------------------------------------------------  --------------------------
   EAFE.........................................................................            12.15%
   S&P 500......................................................................             9.95%
   Domestic Bonds (intermediate and long)(1)....................................             7.55%
   1-YR GVT(2)..................................................................             7.71%
   T-Bills......................................................................             6.66%
   Consumer Price Index.........................................................             5.36%

                                                                                                             LIPPER
                   HARBOR FUND EXPENSE RATIOS                   1992       1993       1994       1995       MEDIAN**
   -----------------------------------------------------------  ----       ----       ----       ----       --------
   International Growth.......................................  N/A %      N/A %      1.32%*     1.21%*       1.40%
   International..............................................  1.28       1.20+++    1.10+++    1.04+++      1.09
   Growth.....................................................  0.90       0.90       0.93       0.93         0.96
   Capital Appreciation.......................................  0.91       0.86       0.81       0.75         0.90
   Value......................................................  0.84*      0.88       1.04       0.90         0.93
   Bond.......................................................  0.77*      0.72*      0.77*      0.70*        0.63
   Short Duration***..........................................  0.35*++    0.43*      0.38*      0.38         0.61
   Money Market...............................................  0.69*      0.71*      0.67*      0.61*        0.55

   ------------------
   (1) LB AGG not available for 30 year period; blended historic data used to approximate total Bond Market Return.
   (2) Historic data used to approximate total One-Year Government Bonds
       Return.
     * Reflects the Adviser's agreement not to impose all or a portion of its advisory fees.
    ** Includes all funds in the 9/30/95 Lipper Universe with the same investment objective as the comparable Harbor Fund portfolio and with similar total assets.
   *** For operating expenses only. Total expense ratio, including interest expense for the Short Duration Fund, is 1.54% for 1992, 1.12% for 1993, 1.64% for 1994 and 1.84% for 1995. Short Duration Fund commenced operations 1/1/92.
    ++ Annualized.
   +++ Reflects the Adviser's and Subadviser's agreement not to impose a portion of the advisory fee.

DEAR SHAREHOLDER:

     Summing up highlights of U.S. economic and financial market events during our fiscal year 1995 perhaps is best done in the form of a question:

     What's not to like?

     Answer -- not much.

     Chalking up a symbolic stock market milestone, the Dow Jones Industrial Average closed above the 5,000 mark for the first time on November 22.

     At Harbor Fund, we also celebrated a milestone when net assets exceeded $5 billion on November 16, just 3 days before the 9th anniversary of the inception of the first Harbor Fund -- Harbor Growth -- on November 19, 1986.

     For serious investors -- like those of you who we at Harbor aim to serve -- these milestones should only serve as a reminder of one of the most important principles of sound investing: Invest for the longer term.

     As long as there is buying and selling, the market will have ups and downs, so it's important to choose an asset allocation mix of stock and fixed income investments with a level of risk appropriate for your individual goals and to STAY WITH IT.

     It is important, of course, to periodically review your objectives and program and what better time than near year-end. Consideration of economic and market developments is helpful in the process.

     Again, there's a lot to like about our fiscal year 1995. Two important areas that had almost no developments at all stand out:

     - Inflation

     - Adjustment of the federal funds rate.

     In contrast to the upward trend of inflation in every previous extended period of economic expansion over the last three decades, inflation continued its downward trend in 1995 and stood at an annual rate of less than 2 percent at the close of our fiscal year.

     After making not less than six increases in short-term interest rates in 1994, the Federal Reserve open market committee tacked on one rate boost in January this year. Then with the economy showing signs of slowing down, the Federal Reserve reversed its field in July by lowering the rate a quarter of a percent and has taken no action since that time.

     Moderate growth resumed in the calendar third quarter after an inventory correction earlier in the year. Both equity and bond markets responded favorably to the continued growth.

     Other developments worth noting in the last 12 months include:

     - Continued strong improvement in U.S. productivity.

     Business investment in new equipment and construction has accounted for almost 40 percent of the economic growth in the current extended expansion, according to a recent study. Restructuring of corporations continued while merger and acquisition activity proceeded at a record pace.

     The resulting upsurge in productivity -- estimated to have posted a year-to-year increase of 3.5 percent in the second quarter this year -- is making a strong contribution to corporate profits. Unit labor costs are flat, owing to the offsetting effect of improving productivity. U.S. industry now is proclaimed to be the low cost producer among industrialized nations and is ahead in leading edge high-tech industries.

     - Rebound of the dollar in currency exchange.

     Early in the year, the dollar weakened against many currencies, including the Japanese yen and German mark, making American export industries more competitive in world markets and contributing to reported earnings of U.S. multinational companies.

     The dollar strengthened a bit as the year progressed, causing some concern about potential erosion of corporate profits, but that had no significant adverse effect on continuation of the stock market upturn.

     - Continued generally favorable worldwide economic conditions.

     With the major exception of Japan where the economy remained depressed, markets in most of Europe and the Pacific Rim recorded gains based on generally stronger earnings than anticipated and lower interests rates. Equity and bond markets in the emerging countries rebounded strongly after a poor first quarter.

     As always, we invite your attention to the detailed reports on the performance of the individual Harbor funds set forth on the pages which follow this letter. Because expenses associated with your investments are important, we also call your attention to the expense ratios of the Harbor fund portfolios on page one of this report.

     Adding value to your money is our only business at Harbor Fund. Our overriding objective is to increase the value of your investment relative to a managed portfolio of the sector of the market in which the fund is invested.

     In general, the Harbor family of funds performed very well in the 1995 fiscal year, when remarkable advances were made in both equities and fixed income investments.

     Particularly noteworthy were the performances of our two international funds -- Harbor International and Harbor International Growth. Both funds have outperformed the EAFE index each year since inception -- Harbor International for eight consecutive years since it was launched on December 29, 1987, and Harbor International Growth for the second year since start up on November 1, 1993.

     An exceptional gain was also recorded by the Harbor Capital Appreciation Fund, which substantially outperformed the S&P 500 index. Harbor Growth Fund and Harbor Value Fund also had substantial gains, but performance was behind the S&P 500 index. Harbor Bond Fund had a solid gain, but narrowly trailed the Lehman Brothers Aggregate index after posting returns exceeding the index over the previous four consecutive years.

     As always, we thank you for your continued confidence and your investment in Harbor Fund.

                                          Sincerely,

                                          /s/ Ronald C. Boller

                                          Ronald C. Boller
                                          President

HARBOR FUND

     The following performance figures are annualized for each Fund. The date of inception for Harbor International Growth Fund was November 1, 1993; Harbor Growth Fund was November 19, 1986; Harbor Short Duration Fund was January 1, 1992; all other Funds started December 29, 1987.

  HARBOR INTERNATIONAL GROWTH FUND           NET ASSET VALUE: 10/31/95:  $12.10
                                                              10/31/94:  $11.53

   ------------------------------------------------------------------
                              Total Return for Periods Ended 10/31/95
   ------------------------------------------------------------------
                                                             Since
          Fund/Index            12 months     5 years     Inception
   ------------------------------------------------------------------
     Harbor International          5.83%          --         10.49%
     Growth
   ------------------------------------------------------------------
     EAFE                          -0.37%       6.95%        4.73%
   ------------------------------------------------------------------
                               Total Return for Periods Ended 9/30/95
   ------------------------------------------------------------------
    Harbor International Growth    7.66%          --         11.26%
   ------------------------------------------------------------------

    Harbor International Growth Fund significantly outperformed the EAFE index during the 1995 fiscal year. Devaluation of the Mexican peso early in the fiscal year was a catalyst for a sell-off in worldwide emerging markets, adversely affecting the fund's Mexican, Argentine, and southeast Asia holdings. The balance -- and majority -- of the fund's holdings were in Europe, where performance was good. Growth companies, in which the fund has significant investments, performed well, and the economic cycle favored these companies as the year progressed. Continued decline in global interest rates had a beneficial effect on the portfolio. Major portfolio changes included reduction of bank holdings and addition of pharmaceutical companies. Holdings were reduced in Mexico and Argentina and increased in France and Switzerland.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                     HARBOR INTERNATIONAL GROWTH AND EAFE

        INTERNATIONAL                     EAFE
10/93           10000                   10000
10/94           11536.17                11009.41
10/95           12208.22                10968.48

     *For the period November 1, 1993 (inception) ending October 31, 1995

  HARBOR INTERNATIONAL FUND                  NET ASSET VALUE: 10/31/95:  $26.93
                                                              10/31/94:  $26.87

   ------------------------------------------------------------------
                              Total Return for Periods Ended 10/31/95
   ------------------------------------------------------------------
                                                             Since
   Fund/Index                    12 months     5 years     Inception
   ------------------------------------------------------------------
     Harbor International          5.06%        14.45%       17.24%
   ------------------------------------------------------------------
     EAFE                          -0.37%       6.95%        6.08%
   ------------------------------------------------------------------
                               Total Return for Periods Ended 9/30/95
   ------------------------------------------------------------------
     Harbor International          9.16%        16.04%       17.61%
   ------------------------------------------------------------------

    Harbor International Fund outperformed the EAFE index in fiscal 1995. Performance of holdings in Europe -- which account for almost 60 percent of total investments -- was positive. Good contributions in Switzerland, the UK and The Netherlands more than offset poor performance in France. Economies in the Pacific Rim and Latin America were a mixed bag, but stock market results were generally negative. Currency exposure, particularly in Europe, was an important contributor to performance.


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                        HARBOR INTERNATIONAL AND EAFE

            INTERNATIONAL               EAFE
12/87           10000                   10000
10/88           13000                   12039
10/89           17069                   13019
10/90           17720                   11350
10/91           20864                   12139
10/92           20024                   10535
10/93           27936                   14481
10/94           33122                   15942
10/95           34799                   15883

                           Period ending October 31

     Performance data quoted represents past performance and is not predictive of future performance. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

  HARBOR GROWTH FUND                        NET ASSET VALUE: 10/31/95:  $15.73
                                                             10/31/94:  $12.83

   ------------------------------------------------------------------
                              Total Return for Periods Ended 10/31/95
   ------------------------------------------------------------------
                                                             Since
       Fund/Index                12 months     5 years     Inception
   ------------------------------------------------------------------
     Harbor Growth                 25.93%       17.86%       11.67%
   ------------------------------------------------------------------
     S&P 500                       26.43%       17.27%       13.45%
   ------------------------------------------------------------------
                               Total Return for Periods Ended 9/30/95
   ------------------------------------------------------------------
     Harbor Growth                 29.57%       17.66%       11.90%
   ------------------------------------------------------------------

    Performance of Harbor Growth Fund was just short of the S&P 500 index return in fiscal 1995. About 80 percent of the portfolio is invested in mid-capitalization growth companies and this sector of the market did not perform as well as the larger-capitalization growth stocks which dominate the S&P 500. The portfolio did benefit from a shift by investors from the large-capitalization to mid-capitalization stocks as the year progressed. Overweighting in the technology sector was a major positive contributor to overall performance. This was partially offset by lower performance of holdings in the consumer non-durable sector.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                          HARBOR GROWTH AND S&P 500

                GROWTH          S&P 500
11/86           10000           10000
10/87           10250           10384
10/88           12058           11905
10/89           14295           15015
10/90           11803           13893
10/91           19914           18540
10/92           18425           20389
10/93           23246           23424
10/94           21319           24373
10/95           26846           30813

                           Period Ending October 31


  HARBOR CAPITAL APPRECIATION FUND          NET ASSET VALUE: 10/31/95:  $23.20
                                                             10/31/94:  $17.31

   ------------------------------------------------------------------
                              Total Return for Periods Ended 10/31/95
   ------------------------------------------------------------------
                                                             Since
        Fund/Index               12 months     5 years     Inception
   ------------------------------------------------------------------
     Harbor Capital                35.73%       25.47%       18.89%
     Appreciation
   ------------------------------------------------------------------
     S&P 500                       26.43%       17.27%       15.10%
   ------------------------------------------------------------------
                               Total Return for Periods Ended 9/30/95
   ------------------------------------------------------------------
    Harbor Capital Appreciation    41.37%       25.16%       19.08%
   ------------------------------------------------------------------

    Buoyed by the strong performance of its portfolio holdings which are almost exclusively larger capitalization growth stocks, Harbor Capital Appreciation Fund substantially outperformed the S&P 500 index during the fiscal year. Significant overweighting in the technology sector, which had outstanding performance in the fiscal year, was by far the major contributor to the fund's exceptional gain. Holdings of Mexican securities, liquidated in January, had a modest negative effect on performance.


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                 HARBOR CAPITAL APPRECIATION AND THE S&P 500

            CAPITAL APPRECIATION        S&P 500
12/87           10000                   10000
10/88           11670                   11625
10/89           14110                   14663
10/90           12484                   13567
10/91           19394                   18105
10/92           22190                   19911
10/93           26663                   22874
10/94           28597                   23801
10/95           38814                   30090

                           Period ending October 31

    The following performance figures are annualized for each Fund. The date of inception for Harbor International Growth Fund was November 1, 1993; Harbor Growth Fund was November 19, 1986; Harbor Short Duration Fund was January 1, 1992; and all other Funds started December 29, 1987.

  HARBOR VALUE FUND                         NET ASSET VALUE: 10/31/95:  $14.57
                                                             10/31/94:  $13.50



   ------------------------------------------------------------------
                              Total Return for Periods Ended 10/31/95
   ------------------------------------------------------------------
                                                             Since
       Fund/Index                12 months     5 years     Inception
   ------------------------------------------------------------------
     Harbor Value                  21.02%       14.63%       13.07%
   ------------------------------------------------------------------
     S&P 500                       26.43%       17.27%       15.10%
   ------------------------------------------------------------------
                               Total Return for Periods Ended 9/30/95
   ------------------------------------------------------------------
     Harbor Value                  23.14%       14.32%       13.30%
   ------------------------------------------------------------------

    Performance of the Harbor Value Fund represented a substantial gain but lagged the S&P 500 index return for the fiscal year. Value oriented stocks generally did not perform as well as growth stocks over the 12 months and the S&P 500 Index is weighted in favor of growth stocks. Important contributions to the Fund's performance came from holdings in the financial sector, where consolidation was a positive factor, and utilities, which benefitted from proposed telecommunications legislation. Overall performance was hurt by a lack of holdings in the technology sector -- most technology stocks do not meet the Fund's investment criteria. On April 20, 1995, the Harbor Fund Board of Trustees appointed the newly formed firm of DePrince, Race & Zollo as subadvisor for 75 percent of the Fund's assets. Responsibility for management of the assets remained with Greg DePrince, the portfolio manager formerly with the predecessor subadvisor. Richards & Tierney continue to use quantitative techniques as subadvisor for 25 percent of the Fund's assets.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                         HARBOR VALUE AND THE S&P 500

                VALUE           S&P 500
12/87           10000           10000
10/88           12007           11625
10/89           15205           14663
10/90           13229           13567
10/91           17221           18105
10/92           18436           19911
10/93           20646           22874
10/94           21637           23801
10/95           26185           30090

                           Period ending October 31

  HARBOR BOND FUND                          NET ASSET VALUE: 10/31/95:  $11.21
                                                             10/31/94:  $10.41

   ------------------------------------------------------------------
                              Total Return for Periods Ended 10/31/95
   ------------------------------------------------------------------
                                                             Since
         Fund/Index              12 months     5 years     Inception
   ------------------------------------------------------------------
     Harbor Bond                   14.56%       11.22%       10.15%
   ------------------------------------------------------------------
     LB AGG                        15.65%       9.65%        9.65%
   ------------------------------------------------------------------
                               Total Return for Periods Ended 9/30/95
   ------------------------------------------------------------------
     Harbor Bond                   12.62%       11.02%       10.03%
   ------------------------------------------------------------------

    For the fiscal year, Harbor Bond Fund performance trailed that of the Lehman Brothers Aggregate index. During late 1994 and early 1995, performance was adversely affected by higher than expected economic growth and a subsequent sell-off in the bond market. The Fund also was underweighted in corporate bonds -- the best performing sector in the first half. As fears of inflation subsided during the year interest rates -- beyond the very short term -- declined significantly with the resulting price increases producing appreciable performance for the Fund. During the second half, an increase in hedged foreign bond exposure -- mainly in Germany, Canada and the UK -- had a positive effect on performance and the Fund outperformed the LB AGG over the last third of the fiscal year.


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                            HARBOR BOND AND LB AGG

                BOND            LB AGG
12/87           10000           10000
10/88           10791           10909
10/89           12049           12207
10/90           12534           12977
10/91           15042           15030
10/92           16869           16508
10/93           19227           18467
10/94           18622           17789
10/95           21334           20573

                           Period ending October 31

    Performance data quoted represents past performance and is not predictive of future performance. Actual return and principal value on an investment will fluctuate, and the shares, when redeemed, may be worth more or less than their original cost.

  HARBOR SHORT DURATION FUND                NET ASSET VALUE: 10/31/95:  $8.82
                                                             10/31/94:  $8.77

   ------------------------------------------------------------------
                              Total Return for Periods Ended 10/31/95
   ------------------------------------------------------------------
                                                             Since
          Fund/Index             12 months     5 years     Inception
   ------------------------------------------------------------------
     Harbor Short Duration         6.82%          --         4.75%
   ------------------------------------------------------------------
     1-YR GVT                      7.10%        5.63%        4.67%
   ------------------------------------------------------------------
                               Total Return for Periods Ended 9/30/95
   ------------------------------------------------------------------
     Harbor Short Duration         6.46%          --         4.67%
   ------------------------------------------------------------------

    Total return of the Harbor Short Duration Fund in the fiscal year exceeded that of 90-day treasury bills but fell a bit short of the 1-year U.S. Government bond. High quality corporate bonds and asset backed securities provided superior returns relative to treasury securities. The Fund's strategy is to outperform very short-term fixed income funds using active management. Portfolio duration changes throughout the year aided performance by capturing some of the bond market rally. Foreign currency investments had a modest negative effect on performance. T-Bills is an index of 90-day T-bills; 1-YR GVT is an index of T-Bills with maturities of 8 to 12 months and therefore, provides a more accurate representative comparison with Harbor Short Duration Fund.

            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                      HARBOR SHORT DURATION AND T-BILLS

                SHORT
               DURATION        T-BILLS        1-YR. GVT.
12/91           10000           10000           10000
10/92           10372           10307           10398
10/93           10909           10625           10810
10/94           11185           11038           11121
10/95           11949           11675           11911

                           Period ending October 31

  HARBOR MONEY MARKET FUND                  NET ASSET VALUE: 10/31/95:  $1.00
                                                             10/31/94:  $1.00


   ------------------------------------------------------------------
                              Total Return for Periods Ended 10/31/95
   ------------------------------------------------------------------
                                                             Since
           Fund/Index            12 months     5 years     Inception
   ------------------------------------------------------------------
     Harbor Money Market           5.66%        4.35%        5.71%
   ------------------------------------------------------------------
     T-Bills                       5.78%        4.56%        5.78%
   ------------------------------------------------------------------
                              Current Yield for Periods Ended 9/30/95
   ------------------------------------------------------------------
     Harbor Money Market          7 days: 5.37%     30 days: 5.32%
   ------------------------------------------------------------------

    Harbor Money Market Fund performance fell slightly below that of 90-day treasury bills in the 1995 fiscal year. Highly rated commercial paper made up the Fund's portfolio throughout the period. Early in the fiscal year, maturity of the holdings was shortened to between 20 and 40 days. This improved performance as interest rates continued to rise. Later, as the economy began to slow, maturity was extended to between 45 and 70 days and performance benefitted as interest rates began to decline. Money market shares are neither insured nor guaranteed by the U.S. Government. While Harbor Money Market Fund seeks to maintain a stable price per share, there is no assurance this Fund will be able to do so.


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                       HARBOR MONEY MARKET AND T-BILLS

             MONEY MARKET      T-BILLS
12/87           10000           10000
10/88           10561           10568
10/89           11557           11494
10/90           12484           12427
10/91           13265           13201
10/92           13752           13712
10/93           14121           14135
10/94           14619           14685
10/95           15447           15533

                           Period ending October 31

HARBOR INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 1995

Investment Holdings By Country (%)
(Excludes net cash and short-term investments of 3.8%)

GERMANY (GER)             2.3
ARGENTINA (ARG)           2.7
AUSTRALIA (AUS)           3.1
NETHERLANDS (NET)         3.4
MEXICO (MEX)              3.7
SWEDEN (SW)               7.3
SPAIN (SP)                7.6
THAILAND (THAI)           8.3
UNITED KINGDOM (UK)      11.3
FRANCE (FR)              14.2
HONG KONG (HK)           14.2
SWITZERLAND (SWS)        18.1



COMMON STOCKS--95.2%

                                SHARES        VALUE
                              ----------   ------------
APPAREL & TEXTILES--4.2%
  Christian Dior (FR)........     52,100   $  5,111,083
                                           ------------
AUTOMOBILE PARTS--4.2%
  Autoliv AB (SW)............     89,700      5,144,172
                                           ------------
BANKS--12.0%
  Banco Popular Espanol
    (SP).....................     33,280   $  5,278,520
  Bangkok Bank (THAI)........    340,400      3,517,644
  Standard Chartered PLC
    (UK).....................     59,400        486,019
  Thai Farmers Bank PCL
    (THAI)...................    649,700      5,371,124
                                           ------------
                                             14,653,307
                                           ------------

BROADCASTING--1.3%
  British Sky Broadcasting
    PLC (UK).................    264,300      1,576,407
                                           ------------
BUSINESS SERVICES--3.8%
  Societe Generale Surveill
    Holding (SWS)............      2,496      4,710,839
                                           ------------

COMPUTER SOFTWARE--2.3%
  Sap AG (GER)...............     18,270      2,802,259
                                           ------------
CONGLOMERATES--16.1%
  BBC Brown Boveri AG
    (SWS)....................      4,518      5,235,502
  Cheung Kong
    (Holdings)(HK)...........    805,000      4,539,437
  Siebe PLC (UK).............    446,600      5,302,791
  Swire Pacific Ltd. Cl. A
    (HK).....................    623,300      4,675,680
                                           ------------
                                             19,753,410
                                           ------------

ELECTRICAL EQUIPMENT--3.2%
  Legrand-ADP (FR)...........     35,885      3,945,747
                                           ------------
HOUSEHOLD PRODUCTS--3.7%
  Kimberly-Clark De Mexico
    Cl. A (MEX)..............    349,700      4,554,878
                                           ------------
LEISURE--5.3%
  Granada Group (UK).........    606,100      6,474,590
                                           ------------

HARBOR INTERNATIONAL GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                SHARES        VALUE
                              ----------   ------------
PETROLEUM--6.4%
  Repsol SA (SP).............    136,400   $  4,066,895
  Woodside Petroleum (AUS)...    798,100      3,818,518
                                           ------------
                                              7,885,413
                                           ------------
PHARMACEUTICALS--15.1%
  Astra A Fria (SW)..........    101,700      3,735,157
  Ciba Geigy AG (SWS)........      5,941      5,138,536
  Roche Genuss Holdings AG
    (SWS)....................        973      7,063,064
  Synthelabo (FR)............     39,500      2,541,358
                                           ------------
                                             18,478,115
                                           ------------
PUBLISHING--3.4%
  Wolters Kluwer (NET).......     46,000      4,180,394
                                           ------------
REAL ESTATE--6.7%
  Amoy Properties (HK).......  2,663,500      2,566,426
  Sun Hung Kai Properties
    (HK).....................    699,300      5,584,961
                                           ------------
                                              8,151,387
                                           ------------
RETAILING--4.8%
  Carrefour (FR).............      5,890      3,457,273
  Castorama DuBois Investisse
    (FR).....................     14,750      2,390,558
                                           ------------
                                              5,847,831
                                           ------------

UTILITIES--2.7%
  Telecom Argentina Cl. B
    (ARG)....................    846,400   $  3,259,054
                                           ------------
TOTAL COMMON STOCKS
  (Cost $103,153,821)........               116,528,886
                                           ------------

CONVERTIBLE BONDS--1.0%
  (Cost $1,326,350)

                               PRINCIPAL
                                 AMOUNT
                               ---------
  Bangkok Bank (THAI)
    3.250%--03/03/2004........ $1,270,000      1,301,750
                                            ------------
SHORT-TERM INVESTMENTS--2.0%
  (Cost $2,419,000)
COMMERCIAL PAPER
  Ford Motor Credit Company
    5.760%--11/01/95..........  2,419,000      2,419,000
                                            ------------
TOTAL INVESTMENTS--98.2%
  (Cost $106,899,171)....................    120,249,636
CASH AND OTHER ASSETS, LESS
  LIABILITIES--1.8%......................      2,165,017
                                            ------------
TOTAL NET ASSETS--100%...................   $122,414,653
                                            ============

    The accompanying notes are an integral part of the financial statements.

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 1995

Investment Holdings By Country (%)
(Excludes net cash and short-term investments of 4.4%)

PORTUGAL (PORT)         0.9
AUSTRALIA (AUS)         1.2
DENMARK (DEN)           1.8
SOUTH KOREA (S.KOR)     1.9
BRAZIL (BR)             2.0
ARGENTINA (ARG)         2.4
SPAIN (SP)              2.8
NORWAY (NOR)            2.9
SINGAPORE (SGP)         3.7
MALAYSIA (MAL)          4.1
HONG KONG (HK)          6.2
NETHERLANDS (NET)       6.3
JAPAN (JP)              7.4
SWEDEN (SW)             8.1
SOUTH AFRICA (S.AFR)    8.4
FRANCE (FR)             9.2
SWITZERLAND (SWS)      11.2
UNITED KINGDOM (UK)    15.1


COMMON STOCKS--93.4%

                             SHARES          VALUE
                           -----------   --------------
AUTOMOTIVE--2.2%
  Hyundai Motor Co. GDR
    (S. KOR)(1)...........     680,000   $   12,240,000
  Hyundai Motor Co. GDR
    Nonvoting (S.
    KOR)(1)...............      50,000          900,000
  Volvo AB (SW)(a)........   2,625,000       59,070,212
                                         --------------
                                             72,210,212
                                         --------------
BANKS--17.2%
  ABN Amro Holdings NV
    (NET).................     993,395       41,681,226
  Banco Bilbao Vizcaya
    (SP)..................   1,285,150       39,211,525
  Banco Commercial
    Portugues (PORT)......   1,845,999       25,053,456
  Banco Commercial
    Portugues ADR
    (PORT)(2).............     420,000        5,670,000
  Banco Intercontinental
    Espana (SP)...........     250,000       21,635,989
  Bank of Seoul
    (S. KOR)..............   3,631,887       34,935,226
  Barclays Bank PLC
    (UK)..................   3,758,513       44,064,024
  Cie Fin Paribas
    Cl. A (FR)............     647,505       35,598,313
  Credit National (FR)....     171,489       10,479,522
  CS Holding (SWS)........     415,720       42,431,195
  Korea Limited Credit
    Bank (S. KOR).........     373,496       12,779,357
  Malayan Bank Berhad
    (MAL).................   7,707,000       62,130,324
  National Westminster
    Bank (UK).............   5,391,829       53,769,064
  Royal Bank of Scotland
    Group (UK)............   5,893,809       47,661,665
  SCHW Bankverein (SWS)...     112,646       46,187,882
  United Overseas Bank
    (Alien Market)
    (SGP).................   4,500,693       39,451,799
                                         --------------
                                            562,740,567
                                         --------------

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                             SHARES          VALUE
                           -----------   --------------
BEVERAGES--7.3%
  Cadbury Schweppes
    (UK)..................   6,116,207   $   50,425,215
  Guinness (UK)...........   5,750,000       45,999,710
  Heineken NV (NET).......     250,000       44,299,928
  South African Breweries
    Ltd. ADR
    (S. AFR)(2)...........   2,042,470       67,069,404
  Whitbread (UK)..........   3,050,000       29,838,076
                                         --------------
                                            237,632,333
                                         --------------
BUSINESS MACHINES--1.8%
  Canon Inc. (JP).........   3,500,000       59,905,124
                                         --------------
BUSINESS SERVICES--2.0%
  SGS Holding (SWS).......      35,000       66,057,434
                                         --------------
CHEMICALS--2.6%
  Ciba Geigy AG (SWS).....      65,214       56,405,404
  Rhone Poulenc
    SA (FR)...............   1,300,000       28,322,695
                                         --------------
                                             84,728,099
                                         --------------
CONGLOMERATES--8.6%
  Cheung Kong (Holdings)
    (HK)..................   7,000,000       39,473,369
  Hutchison Whampoa
    (HK)..................  10,000,000       55,097,167
  Jardine Matheson
    (HK)..................   3,645,233       22,235,921
  Keppel Corp. (SGP)......   6,600,000       54,121,230
  Kvaerner AS (NOR).......     652,050       27,425,916
  Sime Darby Berhad
    (MAL).................  15,600,000       38,954,957
  Swire Pacific Ltd.
    Cl. A (HK)............   6,000,000       45,008,953
                                         --------------
                                            282,317,513
                                         --------------
CONSTRUCTION--0.6%
  Hunter Douglas NV
    (NET).................     413,994       20,042,896
                                         --------------
CONSUMER GOODS--1.5%
  BIC (FR)................     500,000       47,415,682
                                         --------------
ELECTRIC UTILITIES--0.4%
  AO Mosenergo ADR
    (RUS)(2)(a)...........      40,000   $      370,000
  Sydkraft AB Series C
    (SW)..................     763,000       13,092,646
                                         --------------
                                             13,462,646
                                         --------------
ELECTRONICS--1.9%
  Matsushita Electrical
    Industries (JP).......   2,500,000       35,454,053
  Sony Corp. (JP).........     600,000       26,993,983
                                         --------------
                                             62,448,036
                                         --------------
ENGINEERING--0.8%
  Sulzer AG (SWS).........      41,250       26,314,087
                                         --------------
FOOD--1.0%
  Nestle SA (SWS).........      32,000       33,506,055
                                         --------------
HOUSEHOLD APPLIANCES--0.3%
  Electrolux AB (SW)......     250,000       10,687,014
                                         --------------
INSURANCE--3.7%
  International
    Nederlanden (NET).....     739,467       44,036,562
  SCHW Ruckversicher
    (SWS).................      71,500       78,136,507
                                         --------------
                                            122,173,069
                                         --------------
INVESTMENT COMPANIES--1.4%
  Kinnevik Investment
    Ser. B (SW)...........   1,600,000       44,313,477
                                         --------------
MINING & METALS--8.1%
  Anglo American Corp.
    South Africa Ltd.
    ADR (S. AFR)(2).......   1,260,000       71,505,000
  Gencor Ltd. ADR (S.
    AFR)(2)...............  26,250,000       92,134,875
  Pasminco Ltd. (AUS)*....   3,000,000        3,308,843
  RTZ Corp. (UK)..........   2,077,341       28,681,056
  Trelleborg AB
    Cl. B (SW)............   3,312,220       37,142,700

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                             SHARES          VALUE
                           -----------   --------------
  Western Mining Corp.
    (AUS).................   4,867,716   $   31,176,274
                                         --------------
                                            263,948,748
                                         --------------
OIL & GAS
  EXPLORATION--2.4%
  Ampolex Ltd. (AUS)......   2,400,000        4,746,478
  Lasmo (UK)..............  15,571,836       37,839,016
  Saga Petroleum AS
    (NOR).................   2,809,000       35,174,286
                                         --------------
                                             77,759,780
                                         --------------
OIL & GAS PRODUCTION--8.4%
  British Gas (UK)........  11,000,000       41,830,111
  British Petroleum
    (UK)..................   6,226,280       45,732,782
  Norsk Hydro AS (NOR)....     833,333       33,177,924
  Petrol Brasileiros
    (BR).................. 350,000,000       30,207,894
  Royal Dutch Petroleum
    Co. ADR (NET)(2)......     450,000       55,293,750
  Total Cl. B (FR)........     644,615       39,813,365
  YPF Sociedad Anonima ADR
    (ARG)(2)..............   1,600,000       27,400,000
                                         --------------
                                            273,455,826
                                         --------------
PHARMACEUTICALS--6.1%
  Astra AB Ser. A (SW)....     950,000       34,890,843
  Novo Nordisk AS
    (DEN).................     450,000       57,212,047
  Roussel Uclaf (FR)......     250,000       40,977,777
  SmithKline Beecham PLC
    ADR (UK)(2)...........   1,270,000       65,881,250
                                         --------------
                                            198,961,917
                                         --------------
PHOTOGRAPHY--1.9%
  Fuji Photo Film Co.
    (JP)..................   2,450,000       60,623,986
                                         --------------
SHIPYARD--0.8%
  Jurong Shipyard (SGP)...   4,000,000       26,579,914
                                         --------------
STEEL--0.0%
  Von Roll AG (SWS)*......      12,000          263,966
  Von Roll AG Wts.
    12/18/95 (SWS)*.......      12,000           47,514
                                         --------------
                                                311,480
                                         --------------
TELECOMMUNICATION--7.9%
  Ericsson (LM) Tel Co.
    Ser. B (SW)...........   2,640,000   $   56,030,057
  Ericsson (LM) Tel Co.
    ADR Cl. B (SW)(2).....     440,000        9,398,125
  Hong Kong Telecom
    (HK)..................  23,284,400       40,655,423
  Telebras (BR)........... 865,000,000       35,066,413
  Telecom Argentina
    Cl. B (ARG)...........   6,600,000       25,413,228
  Telefonica De Argentina
    Cl. B (ARG)...........  12,000,000       25,323,216
  Telefonica De Espana
    (SP)..................   2,500,000       31,492,838
  Telekom Malaysia
    (MAL).................   4,600,000       32,922,562
                                         --------------
                                            256,301,862
                                         --------------
TIRE & RUBBER--2.9%
  Bridgestone Corp.
    (JP)..................   2,500,000       34,720,521
  CIE Fin Michel Bas
    (SWS).................      34,700       16,792,622
  Michelin Cl. B (FR).....   1,100,000       44,401,107
  Michelin Wts. 12/31/95
    (FR)*.................     100,000           18,599
                                         --------------
                                             95,932,849
                                         --------------
TOYS & AMUSEMENTS--0.8%
  Nintendo Co. (JP).......     200,000       14,709,764
  Sega Enterprises (JP)...     200,000       10,601,985
                                         --------------
                                             25,311,749
                                         --------------
WATER DISTRIBUTION--0.8%
  Lyonnaise Des Eaux SA
    (FR)..................     264,750       25,810,021
                                         --------------
TOTAL COMMON STOCKS
  (Cost $2,228,691,545)...                3,050,952,376
                                         --------------
UNITS--0.8%
  (Cost $61,968,374)
  Eurotunnel (FR).........  17,650,000       27,595,620
                                         --------------

HARBOR INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

CONVERTIBLE BONDS--1.4%
  (Cost $39,600,000)

                            PRINCIPAL
                             AMOUNT          VALUE
                           -----------   --------------
LibLife International BV
  6.500%--09/30/2004 (S.
  AFR).................... $40,000,000   $   44,800,000
                                         --------------
SHORT-TERM INVESTMENTS--4.1%
COMMERCIAL PAPER
  American Express Credit
    Corp.
    5.700%--11/13/1995....  11,053,000       11,053,000
                                         --------------
  Exxon Asset Management
    5.700%--11/08/1995....   6,289,000        6,289,000
                                         --------------
  General Electric Capital
    Corp.
    5.720%--11/03/1995....   5,846,000        5,846,000
                                         --------------
  General Motors
    Acceptance Corp.
    5.780%--11/01/1995....  13,000,000       13,000,000
    5.780%--11/02/1995....  13,519,000       13,519,000
    5.780%--11/03/1995....   1,803,000        1,803,000
    5.750%--11/06/1995.... $ 9,666,000   $    9,666,000
    5.730%--11/07/1995....  12,268,000       12,268,000
    5.760%--11/10/1995....  12,389,000       12,389,000
    5.760%--11/14/1995....  15,922,000       15,922,000
    5.790%--11/16/1995....   8,833,000        8,833,000
                                         --------------
                                             87,400,000
                                         --------------
  Prudential Funding Corp.
    5.720%--11/09/1995....  11,346,000       11,346,000
    5.730%--11/15/1995....  10,538,000       10,538,000
                                         --------------
                                             21,884,000
                                         --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $132,472,000).................      132,472,000
                                         --------------
TOTAL INVESTMENTS--99.7%
  (Cost $2,462,731,919)...............    3,255,819,996
CASH AND OTHER ASSETS,
  LESS LIABILITIES--0.3%..............       11,336,822
                                         --------------
TOTAL NET ASSETS--100.0%..............   $3,267,156,818
                                         ==============

------------
(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions, exempt from registration, normally to qualified institutional buyers. At October 31, 1995, these securities were valued at $59,440,212 or 1.82% of net assets.
(1) GDR after the name of a foreign holding stands for Global Depository Receipts representing ownership of foreign securities. GDRs are issued by either U.S. or non-U.S. banking organizations.
(2) ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking organizations.
 *  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR GROWTH FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 1995

COMMON STOCK HOLDINGS (%)
(Excludes net cash and short-term investments of 5.0%)

PAPER PRODUCTS                   0.4
CREDIT & FINANCE                 0.6
NEWSPAPERS                       0.7
TRUCKING & FREIGHT FORWARDING    0.8
PETROLEUM                        1.0
GAS EXPLORATION                  1.1
AIRLINES                         1.3
PETROLEUM SERVICES               1.3
BEVERAGES                        1.4
OFFICE SUPPLIES                  1.4
ENTERTAINMENT                    1.6
TOYS                             1.7
APPAREL & TEXTILES               1.9
LEISURE TIME                     1.9
HOTELS & RESTAURANTS             2.1
BROADCASTING                     2.5
HOME BUILDING                    2.5
TELECOMMUNICATIONS EQUIPMENT     2.6
CHEMICALS                        2.9
INSURANCE                        4.1
TELECOMMUNICATIONS               6.3
COMPUTER & BUSINESS EQUIPMENT    7.3
ELECTRONICS                      7.3
COMPUTER SOFTWARE                8.0
BUSINESS SERVICES                9.4
RETAILING                        9.5
DRUGS & HEALTH CARE             13.4


COMMON STOCKS--95.0%

                                SHARES        VALUE
                              ----------   ------------
AIRLINES--1.3%
  Atlantic Southeast Airlines
    Inc. ....................     70,000   $  1,732,500
                                           ------------
APPAREL & TEXTILES--1.9%
  Nike Inc. .................     46,000      2,610,500
                                           ------------
BEVERAGES--1.4%
  Canandaigua Wine Inc. .....     40,000      1,920,000
                                           ------------
BROADCASTING--2.5%
  Infinity Broadcasting
    Corp.*...................     52,600      1,709,500
  Tele-Communications Inc.*
    TCI Group, Series A......     75,000      1,275,000
  Tele-Communications Inc.*
    Liberty Media Group
    Series A.................     18,750        461,719
                                           ------------
                                              3,446,219
                                           ------------
BUSINESS SERVICES--9.4%
  America Online Inc. .......     34,000      2,720,000
  Computer Sciences Corp.*...     24,600      1,645,125
  Concord EFS Inc. ..........     65,000      2,242,500
  CUC International Inc.*....     76,950      2,664,394
  Equifax Inc. ..............     45,000      1,755,000
  SunAmerica Inc. ...........     30,000      1,867,500
                                           ------------
                                             12,894,519
                                           ------------
CHEMICALS--2.9%
  Arcadian Corp. ............    112,000      2,310,000
  IMC Global Inc. ...........     23,400      1,638,000
                                           ------------
                                              3,948,000
                                           ------------
COMPUTER & BUSINESS
  EQUIPMENT--7.3%
  Ceridian Corp.*............     42,900      1,866,150
  Cisco Systems Inc. ........     23,000      1,782,500
  FORE Systems...............     31,000      1,643,000
  Input / Output Inc. .......     45,000      1,681,875
  Silicon Graphics Inc.*.....     44,300      1,472,975
  3Com Corp.*................     33,200      1,560,400
                                           ------------
                                             10,006,900
                                           ------------

HARBOR GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                SHARES        VALUE
                              ----------   ------------
COMPUTER SOFTWARE--8.0%
  Cadence Design Systems
    Inc.*....................    124,200   $  4,005,450
  Oracle Systems Corp.*......      7,100        309,738
  Parametric Technology
    Corp. ...................     28,000      1,876,000
  Sterling Software Inc.*....     45,000      2,075,625
  Symantec Corp.*............     42,500      1,033,281
  Synopsys Inc. .............     46,000      1,725,000
                                           ------------
                                             11,025,094
                                           ------------
CREDIT & FINANCE--0.6%
  Green Tree Financial
    Corp. ...................     33,800        899,925
                                           ------------
DRUGS & HEALTH CARE--13.4%
  Amgen Inc.*................     49,600      2,380,800
  Biogen Inc.*...............     35,000      2,143,750
  Cephalon Inc. .............     55,000      1,650,000
  Columbia / HCA Healthcare
    Corp. ...................     32,000      1,572,000
  Cordis Corp.*..............     21,500      2,375,750
  Genzyme Corp.*.............     37,000      2,155,250
  Healthsource Inc. .........     31,100      1,648,300
  Medtronic Inc. ............     36,400      2,102,100
  Omnicare Inc. .............     45,000      1,631,250
  Vencor Inc.*...............     28,100        779,775
                                           ------------
                                             18,438,975
                                           ------------
ELECTRONICS--7.3%
  Atmel Corp.*...............     80,000      2,500,000
  DSC Communications
    Corp.*...................     19,900        736,300
  Intel Corp. ...............     28,000      1,956,500
  Oak Technology.............     45,000      2,463,750
  Maxim Integrated Products
    Inc.*....................     28,000      2,093,000
  Read Rite Corp.*...........      7,600        265,050
                                           ------------
                                             10,014,600
                                           ------------
ENTERTAINMENT--1.6%
  Viacom Inc.*...............     45,000      2,250,000
                                           ------------
GAS EXPLORATION--1.1%
  Triton Energy Corp. .......     33,000      1,538,625
                                           ------------

HOTELS & RESTAURANTS--2.1%
  HFS Inc. ..................     27,700   $  1,696,625
  Host Marriott Corp.*.......     98,300      1,216,462
                                           ------------
                                              2,913,087
                                           ------------
HOME BUILDING--2.5%
  Centex Corp. ..............     55,000      1,801,250
  Pulte Corp. ...............     50,000      1,581,250
                                           ------------
                                              3,382,500
                                           ------------
INSURANCE--4.1%
  Allstate Corp. ............     42,000      1,543,500
  MGIC Investment Corp. .....     35,900      2,041,812
  PMI Group Inc. ............     43,000      2,064,000
                                           ------------
                                              5,649,312
                                           ------------
LEISURE TIME--1.9%
  Mirage Resorts Inc.*.......     44,600      1,460,650
  Station Casinos Inc. ......     85,000      1,105,000
                                           ------------
                                              2,565,650
                                           ------------
NEWSPAPERS--0.7%
  News Corp LTD ADR(1).......     52,300      1,039,462
                                           ------------
OFFICE SUPPLIES--1.4%
  Alco Standard..............     21,600      1,911,600
                                           ------------
PAPER PRODUCTS--0.4%
  Boise Cascade Corp. .......     15,600        565,500
                                           ------------
PETROLEUM--1.0%
  Pogo Producing Co. ........     69,800      1,404,725
                                           ------------
PETROLEUM SERVICES--1.3%
  Western Atlas, Inc.*.......     39,500      1,733,063
                                           ------------
RETAILING--9.5%
  Borders Group Inc. ........     47,300        810,013
  Federated Department Stores
    Inc. ....................     36,300        921,112
  Kohl's Corp.*..............     35,000      1,588,125
  Micro Warehouse Inc.*......     23,700      1,054,650
  Staples Inc.*..............    115,875      3,085,172

HARBOR GROWTH FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                SHARES        VALUE
                              ----------   ------------
  Sunglass Hut International
    Inc. ....................    102,000   $  2,779,500
  Tandy Corp. ...............     28,200      1,392,375
  Viking Office Products
    Inc.*....................     30,900      1,375,050
                                           ------------
                                             13,005,997
                                           ------------
TELECOMMUNICATIONS
  EQUIPMENT--2.6%
  Allen Group Inc. ..........     50,000      1,225,000
  Glenayre Technologies
    Inc.*....................     37,100      2,383,675
                                           ------------
                                              3,608,675
                                           ------------
TELECOMMUNICATIONS--6.3%
  LCI International Inc.*....    130,000      2,340,000
  Mobile Telecommunication
    Technologies Corp.*......     53,700      1,523,737
  Paging Network Inc.*.......     70,000      1,610,000
  Vodafone Group PLC
    ADR(1)...................     25,800      1,054,575
  Worldcom Inc. GA...........     66,600      2,172,825
                                           ------------
                                              8,701,137
                                           ------------
TOYS--1.7%
  Mattel, Inc. ..............     82,500      2,371,875
                                           ------------
TRUCKING & FREIGHT
  FORWARDING--0.8%
  Tidewater Inc. ............     41,300      1,089,288
                                           ------------
TOTAL COMMON STOCKS
  (Cost $99,265,461).........              $130,667,728
                                           ------------
SHORT-TERM INVESTMENTS--5.5%
                              PRINCIPAL
                                AMOUNT
                              ----------
COMMERCIAL PAPER
  Merrill Lynch & Co. Inc.
    5.870%--11/01/1995....... $6,693,000   $  6,693,000
  Philip Morris Cos. Inc.
    5.850%--11/01/1995.......    812,000        812,000
                                           ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $7,505,000).....................      7,505,000
                                           ------------
TOTAL INVESTMENTS--100.5%
  (Cost $106,770,461)...................    138,172,728
CASH AND OTHER ASSETS,
  LESS LIABILITIES--(0.5%)..............       (648,900)
                                           ------------
TOTAL NET ASSETS--100.0%................   $137,523,828
                                           ============

------------
(1) ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
 *  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 1995

COMMON STOCK HOLDINGS (%)
(Excludes net cash and short-term investments of 3.4%)

RAILWAY                         0.9
MACHINERY                       1.0
MINERALS                        1.0
PAPER PRODUCTS                  1.4
BROADCASTING                    1.5
TELECOMMUNICATIONS SERVICES     2.1
CONGLOMERATES                   2.2
FINANCE                         2.3
NEWSPAPERS                      2.3
AEROSPACE                       2.4
AIRLINE                         2.4
BEVERAGE                        2.8
HOUSEHOLD PRODUCTS              2.8
INSURANCE                       2.8
HOTELS & RESTAURANTS            3.0
LEISURE TIME                    3.3
BUSINESS SERVICES               4.0
RETAILING                       5.2
TELECOMMUNICATIONS EQUIPMENT    5.7
COMPUTER SOFTWARE               9.9
ELECTRONICS                    11.3
DRUGS & HEALTHCARE             13.0
COMPUTER & BUSINESS EQUIPMENT  13.3


COMMON STOCKS--96.6%

                                 SHARES       VALUE
                                 -------   ------------
AIRLINE--2.4%
  AMR Corp. Del*................ 191,200   $ 12,619,200
  UAL Corp.*....................  55,000      9,673,125
                                           ------------
                                             22,292,325
                                           ------------
AEROSPACE--2.4%
  Boeing Co. ................... 338,500     22,214,062
                                           ------------
BEVERAGE--2.8%
  Coca-Cola Co.................. 173,400     12,463,125
  Pepsico, Inc. ................ 258,400     13,630,600
                                           ------------
                                             26,093,725
                                           ------------
BROADCASTING--1.5%
  Infinity Broadcasting
    Corp.*...................... 437,700     14,225,250
                                           ------------
BUSINESS SERVICES--4.0%
  CUC International Inc.*....... 356,062     12,328,647
  First Data Corporation........ 226,537     14,979,759
  Omnicom Group................. 147,800      9,440,725
                                           ------------
                                             36,749,131
                                           ------------
COMPUTER & BUSINESS
  EQUIPMENT--13.3%
  Cisco Systems, Inc.*.......... 397,800     30,829,500
  Compaq Computer Corp.*........ 295,400     16,468,550
  Dell Computer Corp.*.......... 246,000     11,469,750
  Hewlett-Packard Company....... 414,000     38,346,750
  Silicon Graphics Inc.*........ 343,600     11,424,700
  3Com Corp.*................... 315,500     14,828,500
                                           ------------
                                            123,367,750
                                           ------------
COMPUTER SOFTWARE--9.9%
  Adobe Systems Inc............. 301,400     17,179,800
  Autodesk Inc.*................ 303,200     10,308,800
  Computer Associates
    International, Inc.......... 360,400     19,822,000
  Intuit, Inc.*.................  91,800      6,609,600
  Microsoft Corp.*.............. 204,500     20,450,000
  Pyxis Corp.*.................. 261,400      3,300,175
  SAP AG ADR(1)................. 280,800     14,342,028
                                           ------------
                                             92,012,403
                                           ------------

HARBOR CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                 SHARES       VALUE
                                 -------   ------------
CONGLOMERATES--2.2%
  ITT Corp...................... 164,600   $ 20,163,500
                                           ------------
DRUGS & HEALTHCARE--13.0%
  Astra A Fria, Ser A(2)........ 470,200     17,269,131
  Chiron Corp.*................. 132,400     12,048,400
  Eli Lilly & Co................ 156,500     15,121,812
  Merck & Co. .................. 254,500     14,633,750
  Phycor, Inc.*................. 309,675     11,380,556
  SmithKline Beecham PLC
    ADR(1)...................... 378,000     19,608,750
  United Healthcare Corp. ...... 272,700     14,487,188
  Upjohn Co..................... 313,600     15,915,200
                                           ------------
                                            120,464,787
                                           ------------
ELECTRONICS--11.3%
  Amphenol Corp. Cl. A*......... 100,300      2,168,987
  Applied Materials Inc.*....... 291,000     14,586,375
  Intel Corp.................... 555,200     38,794,600
  International Rectifier
    Corp.*...................... 313,400     14,142,175
  LSI Logic Corp.*.............. 506,000     23,845,250
  Texas Instruments Inc. ....... 160,000     10,920,000
                                           ------------
                                            104,457,387
                                           ------------
FINANCE--2.3%
  Federal National Mortgage
    Association................. 199,700     20,943,537
                                           ------------
HOTELS & RESTAURANTS--3.0%
  Hilton Hotels Corp............ 115,100      7,711,700
  McDonald's Corporation........ 332,900     13,648,900
  Promus Hotel Corp.*........... 287,100      6,316,200
                                           ------------
                                             27,676,800
                                           ------------
HOUSEHOLD PRODUCTS--2.8%
  Duracell International,
    Inc. ....................... 230,000     12,046,250
  Gillette Co. ................. 295,500     14,294,813
                                           ------------
                                             26,341,063
                                           ------------
INSURANCE--2.8%
  American International Group,
    Inc. ....................... 117,700      9,930,938
  MGIC Investment Corp.......... 277,400     15,777,125
                                           ------------
                                             25,708,063
                                           ------------

LEISURE TIME--3.3%
  Disney (Walt) Co. ............ 352,800   $ 20,330,100
  Harrahs Entertainment Inc.*... 404,600     10,013,850
                                           ------------
                                             30,343,950
                                           ------------
MACHINERY--1.0%
  Harnischfeger Industries
    Inc......................... 306,000      9,639,000
                                           ------------
MINERALS--1.0%
  Minerals Technologies Inc..... 233,000      9,290,875
                                           ------------
NEWSPAPERS--2.3%
  News Corp. LTD ADR(1).........  83,200      1,653,600
  Reuters Holdings PLC ADR
    Cl. B(1).................... 350,100     19,430,550
                                           ------------
                                             21,084,150
                                           ------------
PAPER PRODUCTS--1.4%
  Champion International
    Corp. ...................... 240,100     12,845,350
                                           ------------
RAILWAY--0.9%
  Wisconsin Central
    Transportation Corp.*....... 142,000      8,555,500
                                           ------------
RETAILING--5.2%
  Autozone Inc.*................ 498,100     12,327,975
  Dollar General Corp........... 302,850      7,419,825
  Kohl's Corp.*................. 188,600      8,557,725
  Micro Warehouse, Inc.*........ 223,000      9,923,500
  Office Max, Inc.*............. 387,950      9,601,763
                                           ------------
                                             47,830,788
                                           ------------
TELECOMMUNICATIONS
  EQUIPMENT--5.7%
  Ericsson (LM) Telephone Co. --
    ADR Cl. B(1)................ 342,000      7,304,906
  Motorola, Inc................. 364,100     23,894,063
  Nokia Corp. .................. 382,800     21,341,100
                                           ------------
                                             52,540,069
                                           ------------
TELECOMMUNICATIONS
  SERVICES--2.1%
  Vodafone Group PLC ADR(1)..... 484,600     19,808,025
                                           ------------
TOTAL COMMON STOCKS
  (Cost $699,355,762)...........            894,647,490
                                           ------------

HARBOR CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

SHORT-TERM INVESTMENTS--2.5%

                              PRINCIPAL
                               AMOUNT         VALUE
                             -----------   ------------
COMMERCIAL PAPER
  Ford Motor Credit Co.
    5.760%--11/01/95........ $22,571,000   $ 22,571,000
                                           ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $22,571,000)....................     22,571,000
                                           ------------

                                              VALUE
                                           ------------
TOTAL INVESTMENTS--99.1%
  (Cost $721,926,762)...................   $917,218,490
CASH AND OTHER ASSETS, LESS
  LIABILITIES--0.9%.....................      8,532,418
                                           ------------
TOTAL NET ASSETS--100.0%................   $925,750,908
                                           ============

------------
(1) ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
(2) Foreign currency-denominated. Market value is translated at the current exchange rate.
 *  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 1995

COMMON STOCK HOLDINGS (%)
(Excludes net cash and short-term investments of 4.4%)


AEROSPACE                       0.1
BROADCASTING                    0.1
ENTERTAINMENT                   0.1
HOTELS & RESTAURANTS            0.1
MINING                          0.1
PHOTOGRAPHIC EQUIPMENT          0.1
POLLUTION CONTROL               0.1
RAILROADS                       0.1
FINANCIAL SERVICES              0.2
COMPUTER & BUSINESS EQUIPMENT   0.3
CONSTRUCTION MATERIALS          0.3
APPAREL                         0.4
AUTOMOBILE                      0.4
MACHINERY                       0.5
METALS                          0.5
NEWSPAPERS                      0.8
PAPER PRODUCTS                  0.9
TOBACCO                         1.0
TOOLS                           1.3
PETROLEUM SERVICES              1.7
ELECTRONICS                     1.8
PUBLISHING                      1.8
GAS EXPLORATION                 2.0
BUSINESS SERVICES               2.5
HOUSEHOLD PRODUCTS              2.5
CONGLOMERATES                   3.2
NATURAL GAS                     3.5
INSURANCE                       3.6
RETAILING                       3.9
DRUGS & HEALTHCARE              4.1
PUBLIC UTILITIES/ELECTRIC       4.5
CHEMICALS                       4.7
FOOD & BEVERAGE                 5.2
ELECTRICAL EQUIPMENT            5.5
PETROLEUM INTERNATIONAL         6.2
PETROLEUM DOMESTIC              7.8
BANKING                         9.4
TELECOMMUNICATIONS             14.3


COMMON STOCKS--95.2%

                                  SHARES       VALUE
                                  -------   -----------
AEROSPACE--0.1%
  Lockheed Martin Corp. .........     600   $    40,875
  United Technologies Corp.......     500        44,375
                                            -----------
                                                 85,250
                                            -----------
APPAREL--0.4%
  Intibrands Inc. ...............  22,300       373,525
                                            -----------
AUTOMOBILE--0.4%
  Chrysler Corp. ................   1,100        56,787
  Federal Signal Corp............   2,900        64,888
  Ford Motor Co. ................   7,600       218,500
  General Motors Corp. ..........     800        35,000
                                            -----------
                                                375,175
                                            -----------
BANKING--9.4%
  AmSouth Bancorp................  16,000       638,000
  Banc One Corp..................   1,540        51,975
  BankAmerica Corp...............     600        34,500
  BayBanks Inc. .................   9,000       729,000
  Boatmens Bancshares, Inc.......   1,000        38,000
  Central Fiduciary Banks,
    Inc..........................  29,900       926,900
  Chemical Banking Corp. ........     300        17,062
  Corestates Financial Corp......   1,600        58,200
  Crestar Financial Corp. .......  17,550     1,000,350
  First America Bank Corp........     600        25,575
  First American Corp. TN........  23,300     1,022,288
  Firstar Corp. New..............     600        21,225
  Great Western Financial
    Corp.........................     500        11,313
  H F Ahmanson & Co..............     500        12,500
  Huntington Bancshares, Inc. ...   1,050        25,069
  J P Morgan & Co Inc. ..........     500        38,562
  Jefferson Bankshares Inc. .....  27,000       597,375
  Magna Group Inc................  42,600     1,049,025
  NationsBank Corp...............   1,400        92,050
  Roosevelt Financial Group
    Inc. ........................  37,000       596,625
  Summit Bancorporation..........  33,470       949,711
  US Bancorp OR..................   1,000        29,625
                                            -----------
                                              7,964,930
                                            -----------
BROADCASTING--0.1%
  Capital Cities/ABC, Inc........   1,000       118,625
                                            -----------
BUSINESS SERVICES--2.5%
  Automatic Data Processing,
    Inc..........................     300        21,450

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                  SHARES       VALUE
                                  -------   -----------
  General Motors Corp. Cl. E.....   1,100   $    51,838
  H & R Block, Inc...............     300        12,375
  Kelly Services Inc. Cl. A......  25,200       633,150
  Ogden Corp.....................  58,600     1,333,150
  Sysco Corp. ...................   1,300        39,487
                                            -----------
                                              2,091,450
                                            -----------
CHEMICALS--4.7%
  Betz Laboratories Inc..........  13,500       543,375
  Crompton & Knowles Corp........  52,600       664,075
  Dow Chemical Co................   2,900       199,013
  E I DuPont De Nemours & Co. ...   1,600        99,800
  Eastman Chemical Co............     500        29,750
  Ethyl Corp. ................... 112,600     1,252,675
  Lawter International Inc. .....  33,300       353,812
  Nalco Chemical Co. ............  16,500       495,000
  PPG Industries, Inc. ..........   1,000        42,500
  Potash Corp. Saskatchewan
    Inc.(2)......................   1,000        69,625
  Witco Corp.....................   7,800       217,831
                                            -----------
                                              3,967,456
                                            -----------
COMPUTERS & BUSINESS
  EQUIPMENT--0.3%
  Hewlett Packard Co.............   1,400       129,675
  International Business Machines
    Corp.........................   1,400       136,150
                                            -----------
                                                265,825
                                            -----------
CONGLOMERATES--3.2%
  Hanson PLC ADR(1).............. 102,800     1,593,400
  ITT Corp.......................     500        61,250
  Minnesota Mining &
    Manufacturing Co.............  18,900     1,074,937
                                            -----------
                                              2,729,587
                                            -----------
CONSTRUCTION MATERIALS--0.3%
  Armstrong World Industries,
    Inc..........................   1,000        59,375
  Sherwin Williams Co............     300        11,288
  Vulcan Materials Co............   3,100       172,437
                                            -----------
                                                243,100
                                            -----------
CONTAINERS & GLASS--0.0%
  Crown Cork & Seal Inc.*........     600   $    20,925
                                            -----------

DRUGS & HEALTHCARE--4.1%
  Abbott Labs....................   1,400        55,650
  Bristol Myers Squibb Co. ......  16,200     1,235,250
  Johnson & Johnson..............   1,000        81,500
  Merck & Co. Inc................   5,200       299,000
  Pfizer Inc.....................   1,100        63,112
  Rhone Poulenc Rorer, Inc.......     600        28,275
  Schering Plough Corp...........   1,200        64,350
  Warner Lambert Co..............  19,500     1,659,938
                                            -----------
                                              3,487,075
                                            -----------
ELECTRICAL EQUIPMENT--5.5%
  Cooper Industries Inc..........  35,000     1,181,250
  Eaton Corp.....................  19,800     1,014,750
  General Electric Co............  12,900       815,925
  General Signal Corp. ..........  49,800     1,587,375
  National Service Industries,
    Inc. ........................     300         8,925
  Westinghouse Electric Corp. ...   1,000        14,125
                                            -----------
                                              4,622,350
                                            -----------
ELECTRONICS--1.8%
  Motorola Inc...................     500        32,812
  Thomas & Betts Corp............  22,700     1,466,988
                                            -----------
                                              1,499,800
                                            -----------
ENTERTAINMENT--0.1%
  Polygram NV ADR(1).............     700        43,400
                                            -----------
FINANCIAL SERVICES--0.2%
  Dean Witter Discover & Co......     600        29,850
  Merrill Lynch & Co Inc. .......     800        44,400
  Travelers Group Inc............   1,202        60,701
                                            -----------
                                                134,951
                                            -----------
FOOD & BEVERAGE--5.2%
  Campbell Soup Co...............     900        47,138
  Coca Cola Co...................   8,200       589,375
  Conagra Inc....................   1,400        54,075
  General Mills Inc..............  11,500       659,812
  Grand Met PLC ADR(1)...........  39,900     1,097,250
  H J Heinz Co...................  13,700       637,050

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                  SHARES       VALUE
                                  -------   -----------
  Lance Inc......................  41,200   $   695,250
  Pepsico Inc. ..................     800        42,200
  Sara Lee Corp..................   2,000        58,750
  Tasty Baking Corp..............  13,300       182,875
  Unilever NV....................   2,300       301,300
                                            -----------
                                              4,365,075
                                            -----------
GAS EXPLORATION--2.0%
  Burlington Resources, Inc......     700        25,200
  Occidental Petroleum Corp......  76,900     1,653,350
  Oryx Energy Co. ...............     500         5,750
  Union Texas Petroleum Holdings
    Inc..........................     500         9,000
                                            -----------
                                              1,693,300
                                            -----------
GROCERIES--0.0%
  Kroger Co.*....................     500        16,687
                                            -----------
HOTELS & RESTAURANTS--0.1%
  Dial Corp. DE..................     400         9,750
  Harrahs Entertainment Inc.*....     300         7,425
  McDonald's Corporation.........   1,800        73,800
  Promus Hotel Corp.*............     150         3,300
                                            -----------
                                                 94,275
                                            -----------
HOUSEHOLD PRODUCTS--2.5%
  Colgate Palmolive Co. .........  17,100     1,184,175
  Corning Inc. ..................  25,200       658,350
  Gillette Co. ..................     600        29,025
  Procter & Gamble Co. ..........   2,900       234,900
                                            -----------
                                              2,106,450
                                            -----------
INSURANCE--3.6%
  Allstate Corp..................   3,868       142,149
  American General Corp. ........  33,500     1,101,313
  American International Group,
    Inc..........................   1,050        88,594
  Aon Corp. .....................  14,800       608,650
  Loews Corp.....................   1,000       146,625
  Ohio Casualty Corp.............   6,400       227,200
  Safeco Corp....................     300        19,256
  St. Paul Companies, Inc........     400        20,300
  Torchmark Inc..................  15,200       630,800
  Unitrin, Inc...................     300   $    13,875
                                            -----------
                                              2,998,762
                                            -----------

MACHINERY--0.5%
  Barnes Group, Inc..............     300        11,250
  Caterpillar Inc. ..............     800        44,900
  Deere & Co. ...................     300        26,812
  Goulds Pumps Inc...............  13,300       315,875
  Timken Co......................     400        16,100
                                            -----------
                                                414,937
                                            -----------
METALS--0.5%
  Alcan Aluminum LTD.............   1,800        56,925
  Allegheny Ludlum Corp..........   2,600        43,875
  Aluminum Co. of America........     600        30,600
  Barrick Gold Corp. ............   1,400        32,375
  Inco LTD(2)....................   2,600        89,375
  Reynolds Metals Co. ...........   1,600        80,600
  USX U S Steel..................   2,100        62,737
                                            -----------
                                                396,487
                                            -----------
MINING--0.1%
  Freeport McMoran Copper & Gold
    Cl. A........................     150         3,431
  Freeport McMoran Copper & Gold
    Cl. B........................   2,806        63,836
  Homestake Mining Co. ..........     700        10,763
  Placer Dome, Inc. .............   1,000        21,875
  Santa Fe Pacific Gold Corp.....   1,320        13,035
                                            -----------
                                                112,940
                                            -----------
NATURAL GAS--3.5%
  Brooklyn Union Gas Co..........  20,500       515,062
  Enron Corp. ...................     500        17,187
  Enserch Corp. .................   7,100       102,950
  MCN Corp.......................  16,800       365,400
  Nova Corp. Alberta(2)..........  11,000        83,875
  Questar Corp...................  19,500       587,438
  Sonat, Inc.....................  39,000     1,121,250
  Transcanada Pipelines
    Ltd.(2)......................   5,800        77,575
  Westcoast Energy, Inc.(2)......   1,500        22,125
  Williams Companies, Inc. ......     600        23,175
                                            -----------
                                              2,916,037
                                            -----------

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                  SHARES       VALUE
                                  -------   -----------
NEWSPAPERS--0.8%
  Gannett Inc....................  11,800   $   641,625
                                            -----------
PAPER PRODUCTS--0.9%
  Champion International
    Corp. .......................   1,500        80,250
  International Paper Co. .......   1,200        44,400
  Kimberly-Clark Corp. ..........   8,800       639,100
  Union Camp Corp. ..............     600        30,525
                                            -----------
                                                794,275
                                            -----------
PETROLEUM DOMESTIC--7.8%
  Amerada Hess Corp. ............     400        18,050
  Ashland Inc. ..................  24,200       765,325
  Atlantic Richfield Co. ........  14,900     1,590,575
  Freeport McMoran Inc. .........     666        24,892
  Kerr McGee Corp................     300        16,537
  Mobil Corp.....................  12,200     1,229,150
  Tenneco, Inc...................  34,900     1,531,238
  Unocal Corp....................  49,000     1,286,250
  USX Marathon Group.............   5,300        94,075
                                            -----------
                                              6,556,092
                                            -----------
PETROLEUM INTERNATIONAL--6.2%
  Amoco Corp.....................  16,200     1,034,775
  Chevron Corp...................   8,000       374,000
  Exxon Corp.....................  14,500     1,107,438
  Repsol SA ADR(1)...............  46,100     1,365,712
  Royal Dutch Petroleum Corp.....   6,800       835,550
  Texaco, Inc....................   7,900       538,188
                                            -----------
                                              5,255,663
                                            -----------
PETROLEUM SERVICES--1.7%
  Dresser Industries Inc.........  63,800     1,323,850
  Schlumberger Ltd. .............   1,200        74,700
                                            -----------
                                              1,398,550
                                            -----------
PHOTOGRAPHIC EQUIPMENT--0.1%
  Eastman Kodak Co...............   2,000       125,250
                                            -----------
POLLUTION CONTROL--0.1%
  WMX Technologies Inc...........   1,900        53,437
                                            -----------
PUBLIC UTILITIES/ELECTRIC--4.5%
  Baltimore Gas & Electric
    Co. .........................   2,800        74,900
  CINergy Corp...................  35,949     1,020,053
  Consolidated Edison Co. NY
    Inc..........................   4,100   $   124,537
  Dominion Resources Inc. VA.....   2,500        99,375
  Duke Power Co..................   2,500       111,875
  Entergy Corp...................   3,000        85,500
  Houston Industries, Inc........   3,600       166,950
  Illinova Corp..................   3,400        96,475
  Midamerican Energy Co..........   1,400        22,400
  Northeast Utilities............   3,600        89,100
  Pacificorp.....................   3,800        71,725
  PECO Energy Co.................  27,400       801,450
  PP & L Resources Inc...........   3,100        69,750
  SCEcorp........................   4,900        83,300
  Southern Co. ..................   2,500        59,688
  Texas Utilities Co.............  18,100       665,175
  Unicom Corp....................   5,000       163,750
                                            -----------
                                              3,806,003
                                            -----------
PUBLISHING--1.8%
  Dun & Bradstreet Corp..........  25,000     1,493,750
  Time Warner Inc................     500        18,250
                                            -----------
                                              1,512,000
                                            -----------
RAILROADS--0.1%
  CSX Corp.......................     400        33,500
  Union Pacific Corp.............     600        39,225
                                            -----------
                                                 72,725
                                            -----------
RETAILING--3.5%
  Autozone Inc.*.................     600        14,850
  Limited, Inc. .................   1,400        25,725
  May Department Stores Co.......  34,700     1,361,975
  Melville Corp..................     600        19,200
  Mercantile Stores Inc. ........  20,900       937,888
  J. C. Penney Inc...............  11,200       471,800
  Sears, Roebuck & Co............   1,800        61,200
  Toys R Us, Inc.*...............     300         6,562
  WalMart Stores, Inc............   3,900        84,338
                                            -----------
                                              2,983,538
                                            -----------
TELECOMMUNICATIONS--14.3%
  AT&T Corp......................  10,900       697,600
  Airtouch Communications
    Inc.*........................   9,800       279,300
  Alltel Corp. ..................  22,100       676,813

HARBOR VALUE FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

COMMON STOCKS--CONTINUED

                                  SHARES       VALUE
                                  -------   -----------
  Ameritech Corp.................   7,200   $   388,800
  BCE Inc........................  28,000       941,500
  Bell Atlantic Corp.............   5,000       318,125
  BellSouth Corp.................   8,000       612,000
  Frontier Corp..................  58,800     1,587,600
  GTE Corp.......................  50,900     2,099,625
  Northern Telecom Ltd...........   2,000        72,000
  Nynex Corp.....................  11,900       559,300
  Pacific Telesis Group..........   4,600       139,725
  SBC Communications Inc. .......   7,500       419,062
  Southern New England Telecomm
    Corp. .......................  42,200     1,524,475
  Sprint Corp. ..................  38,100     1,466,850
  U S West Inc...................   7,100       338,138
                                            -----------
                                             12,120,913
                                            -----------
TIRES & RUBBER--0.0%
  Goodyear Tire and Rubber Co....     600        22,800
                                            -----------
TOBACCO--1.0%
  Philip Morris Companies Inc....   2,300       194,350
  RJR Nabisco Holdings Corp.
    New..........................  20,640       634,680
                                            -----------
                                                829,030
                                            -----------
TOOLS--1.3%
  Snap On Inc....................  18,900       800,888
  Stanley Works..................   7,000       334,250
                                            -----------
                                              1,135,138
                                            -----------
TRANSPORTATION--0.0%
  Transport Holdings Inc.*.......       6           236
                                            -----------
TOTAL COMMON STOCKS
  (Cost $75,489,615).............            80,445,649
                                            -----------

CONVERTIBLE BONDS--0.4%
  (Cost $300,000)

                               PRINCIPAL
                                 AMOUNT        VALUE
                               ----------   -----------
  Federated Department
    Stores Inc. .............. $  300,000   $   295,500
                                            -----------
SHORT-TERM INVESTMENTS--4.1%
COMMERCIAL PAPER
  Euro Time Deposit
    5.625%--11/24/95..........    400,000       400,000
  Ford Motor Credit Co.
    5.700%--12/22/95..........    500,000       500,060
  General Electric Capital
    Corp. 5.660%--01/22/96....    500,000       500,055
  Repurchase Agreement with
    State Street Bank & Trust
    dated October 31, 1995 due
    on demand at 4.750%,
    collateralized by a U.S.
    Treasury Bond, 8.875%
    February 15, 2019, par
    value of $1,650,000
    (repurchase proceeds of
    $2,081,275 if closed on
    November 1, 1995).........  2,081,000     2,081,000
                                            -----------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $3,481,115)......................     3,481,115
                                            -----------
TOTAL INVESTMENTS--99.7%
  (Cost $79,270,730).....................    84,222,264
CASH AND OTHER ASSETS,
  LESS LIABILITIES--0.3%.................       291,570
                                            -----------
TOTAL NET ASSETS--100%...................   $84,513,834
                                            ===========

------------
(1) ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities. ADRs are issued by U.S. banking institutions.
(2) Canadian security U. S. dollar denominated.
 *  Non-income producing security.

    The accompanying notes are an integral part of the financial statements.

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 1995

TOTAL INVESTMENTS (%)
(Excludes net cash and short-term investments of 4.4%)

-----------------------------------
ASSET BACKED SECURITIES         3.1
U.S. GOVERNMENT OBLIGATIONS     4.5
FOREIGN BONDS                   8.9
CORPORATE BONDS & NOTES        21.5
MORTGAGE RELATED SECURITIES    57.6


ASSET BACKED SECURITIES--3.1%

                              PRINCIPAL
                               AMOUNT         VALUE
                             -----------   ------------
Premier Auto Trust Cl. A-2
  5.750%--11/04/1996........ $ 1,903,486   $  1,906,035
Student Loan Marketing
  Association
  Series 1995 Cl. A-2
  6.130%--10/25/2007+.......   5,000,000      5,000,000
TOTAL ASSET BACKED
  SECURITIES
  (Cost $6,893,668).........                  6,906,035
                                           ------------
CORPORATE BONDS & NOTES--21.5%
AMR Corp. MTN(1)
  10.000%--03/07/2001.......   2,000,000      2,278,928
Banco Nacional De Obras Y
  Serv
  6.875%--10/01/1998(a).....   3,000,000      2,685,000
Banesto Del Inc.
  8.250%--07/28/2002........   3,000,000      3,146,385
Banesto Finance
  6.125%--04/21/2003(a)+....   2,000,000      1,970,626
Banmer SA
  8.000%--07/07/1998(a)..... $ 4,000,000   $  3,605,000
CTC Mansfield Funding Corp.
  11.125%--09/30/2016.......   2,000,000      2,085,168
Capital One Bank MTN(1)
  6.250%--07/11/1996+.......   5,000,000      5,003,470
Cemex SA MTN(1)
  8.500%--08/31/2000(a).....   1,000,000        858,520
Comerica Inc.
  10.125%--06/01/1998.......      50,000         54,422
Commonwealth Edison Co.
  8.000%--10/15/2003........   3,000,000      3,071,763
General Motors Acceptance
  Corp.
  8.750%--02/01/1996........   3,000,000      3,019,944
Great Western Bank Beverly
  Hills, CA
  10.500%--05/30/2000.......     700,000        780,383
Heller Financial, Inc.
  6.450%--02/15/1997........     250,000        248,697
Hydro Quebec Yankee Bonds
  9.500%--11/15/2030........     775,000        957,915
Saferco Products Inc. MTN(1)
  9.630%--05/31/2000........     500,000        565,625
Shearson Lehman Holdings
  MTN(1)
  6.406%--03/18/1996+.......   3,000,000      2,999,820
Texas New Mexico Power Co.
  11.250%--01/15/1997.......     775,000        809,317
Texas Utilities Electric Co.
  6.265%--05/01/1999........   5,000,000      5,005,810
Time Warner Inc.
  Floating Rate Note
  6.835--08/15/2000+........     750,000        753,814
  7.975--08/15/2004.........     450,000        462,314
  8.110--08/15/2006.........     900,000        924,034
  8.180--08/15/2007.........     900,000        922,620
                                           ------------
                                              3,062,782
                                           ------------
United Air Lines Inc.
  6.750%--12/01/1997
  MTN(1)....................   4,000,000      3,988,704
  10.250%--07/15/2021.......   1,500,000      1,760,152
                                           ------------
                                              5,748,856
                                           ------------
Xerox Credit Corp.
  10.000%--04/01/1999.......      50,000         55,733
TOTAL CORPORATE BONDS AND NOTES
  (Cost $47,655,933)........                 48,014,164
                                           ------------

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

FOREIGN BONDS--8.9%
                              PRINCIPAL
                               AMOUNT         VALUE
                             -----------   ------------
Republic of Argentina
  5.875%--05/31/1996+....... $   500,000   $    488,500
  Series L
  6.813%--03/31/2005........ $ 1,000,000        593,750
                                           ------------
                                              1,082,250
                                           ------------
Canadian Government Series
  A-79
  8.750%--12/01/2005........ C$ 9,300,000     7,438,093
Canadian National Railroad
  Co.
  13.000%--11/15/2004....... C$ 2,030,000     1,584,739
  12.250%--05/01/2005....... C$ 1,647,000     1,285,747
                                           ------------
                                              2,870,486
                                           ------------
Federal Republic of Germany
7.500%--11/11/2004..........DM10,000,000
                                              7,586,646
Mexico (UTD MES ST)
  6.875%--12/31/2019........ $ 1,250,000        834,375
TOTAL FOREIGN BONDS
  (Cost $20,304,784)........                 19,811,850
                                           ------------
MORTGAGE RELATED SECURITIES--57.6%
COLLATERALIZED MORTGAGE OBLIGATIONS:
Capstead Securities Corp. IV
  Series 91 Class VII
  8.900%--12/25/2021........     640,944        660,772
Chase Mortgage Financial
  Corp. REMIC
  Series 1990 Cl. 2A2
  7.500%--03/25/2025........   1,080,455      1,081,806
Chase Mortgage Financial
  Corp. Series 1992 Cl. A1
  Pass Thru REMIC
  8.000%--06/25/2024........     148,111        149,594
Collaterized Mortgage
  Obligation Trust
  Series 64-C
  9.000%--04/20/2017........     178,050        177,923
Collaterized Mortgage
  Securities Corp. Series
  F-4
  11.450%--11/01/2015.......     499,439        552,764
Collaterized Mortgage
  Securities Corp.
  Series 1988 B-4
  8.750%--04/20/2019........     532,542        552,922
Drexel Burnham Lambert
  Series H-4
  8.500%--04/01/2017........   7,154,156      7,479,305
Federal Home Loan Mortgage
  Corp.
  9.500%--05/15/2018........ $   218,576   $    223,035
  8.500%--01/15/2019........   3,981,985      3,998,506
  8.700%--02/15/2020........   5,000,000      5,160,395
  9.000%--12/15/2020........   4,627,372      4,880,161
                                           ------------
                                             14,262,097
                                           ------------
Federal National Mortgage
  Association REMIC
  6.500%--02/25/2007
    IO(2)...................   7,319,325        799,263
  6.000%--07/25/2017
    IO(2)...................   2,865,442        573,658
  8.500%--11/25/2018........   5,204,380      5,217,906
  9.000%--03/25/2020........   8,248,760      8,751,596
  6.500%--06/25/2021........   4,290,829      3,794,702
                                           ------------
                                             19,137,125
                                           ------------
Kidder Peabody Acceptance
  Corp. I Series 1994 A1
  7.059%--03/25/2024........   3,000,000      3,008,907
L & N Funding Corp. GNMA
  Coll., Series A-4
  12.000%--03/17/2014.......   1,210,625      1,283,642
MDC Mortgage Funding Corp.
  Cl. Q-6
  9.000%--03/20/2018........      14,392         14,575
Norwest Mortgage Insurance
  Corp. GNMA Coll. Cl. 1-Z
  12.375%--01/01/2014.......     207,310        229,079
Prudential Home Mortgage
  Securities Co.
  Series 1993 Cl. A-8
  6.750%--08/25/2008........   6,014,913      5,734,131
Residential Funding
  Mortgage, Secs Conduit
  Series 1991 A-8
  9.000%--12/25/2021........     476,836        486,233
Resolution Trust Corporation
  Mortgage Pass Thru Series
  1991 L-1
  8.780%--08/25/2021+.......   3,000,000      3,081,564
Ryan Mortgage Acceptance
  Corp. IV
  8.900%--06/01/2016........     160,780        162,038
  9.000%--08/01/2016........     628,846        664,495
                                           ------------
                                                826,533
                                           ------------
Ryland Mortgage Securities
  Corp.,
  Series 1992 B-9
  8.176%--07/25/2022+.......   3,000,000      3,046,875

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

MORTGAGE RELATED SECURITIES--CONTINUED

                              PRINCIPAL
                               AMOUNT         VALUE
                             -----------   ------------
Saxon Mortgage Securities
  Corp.,
  Series 1995 A-1
  7.376%--04/25/2025+....... $ 2,670,937   $  2,734,372
Sears Mortgage Securities
  Corp. Series 92 Cl. A
  7.589%--10/25/2022........   2,034,338      2,059,340
Sears Savings Bank Mortgage
  Pass Thru Series 1992
  REMIC
  8.712%--05/25/2032+.......   1,301,882      1,303,518
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS...............                 67,863,077
                                           ------------
OTHER MORTGAGE RELATED SECURITIES:
Federal Housing Authority
  Project Banco-221D
  7.400%--02/01/2021........     900,480        923,274
Federal Housing Authority
  Project Banco-15
  7.450%--05/01/2021........     356,951        365,317
Federal Housing Authority
  Project Reilly #52
  5.150%--06/01/2018........     328,479        279,002
Federal Home Loan Mortgage
  Corp. Forward Gold 30
  year, TBA(b)
  7.500%--12/13/2025........   5,000,000      5,045,300
Federal Home Loan Mortgage
  Corp.
   5.750%--03/01/1999.......      14,948         13,804
  10.500%--09/01/2000.......      29,091         31,011
   7.500%--03/01/2002.......      40,482         40,760
   8.000%--06/01/2011.......     125,280        128,782
                                           ------------
                                                214,357
                                           ------------
Federal Home Loan Mortgage
  Corp. Pass
  Thru Certificates
   8.500%--02/01/2017.......     181,883        187,566
   6.603%--06/01/2024.......   4,224,643      4,311,100
                                           ------------
                                              4,498,666
                                           ------------
Federal National Mortgage
  Association Pass Thru
  Certificates
  9.000%--03/01/2005........ $   398,864   $    418,903
  9.000%--11/01/2009........   2,587,801      2,708,295
  8.500%--12/01/2009........      19,047         19,773
  9.500%--04/01/2011........     129,399        137,612
                                           ------------
                                              3,284,583
                                           ------------

Government National Mortgage
  Association
  6.500%--03/15/2017........   1,957,538      1,971,278
  6.750%--08/15/2017........     436,499        427,562
  7.000%--05/20/2024........   1,885,997      1,913,109
  7.375%--06/20/2024........   9,111,982      9,318,432
  7.250%--07/20/2024........     126,575        129,164
  7.250%--08/20/2024........   4,638,656      4,733,512
  7.250%--09/20/2024........   9,392,097      9,584,156
  7.500%--12/20/2024........   1,029,644      1,049,593
  7.000%--01/20/2025........   4,708,960      4,809,025
  7.000%--02/20/2025........   1,647,874      1,677,228
  7.500%--02/20/2025........   2,090,345      2,134,113
  7.000%--06/20/2025........   4,825,197      4,927,732
                                           ------------
                                             42,674,904
                                           ------------
United Airlines Pass Thru
  Certificate Series 1993
  C-2
  9.060%--06/17/2015+.......   3,000,000      3,167,325
TOTAL OTHER MORTGAGE RELATED
  SECURITIES................                 60,452,728
                                           ------------
TOTAL MORTGAGE RELATED SECURITIES
  (Cost $127,263,484).......                128,315,805
                                           ------------
U.S. GOVERNMENT OBLIGATIONS--4.5%
U.S. Treasury Notes
  6.500%--04/30/1997(4).....   5,000,000      5,055,859
  5.625%--08/31/1997........   5,000,000      5,003,125
                                           ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $10,055,664)........                 10,058,984
                                           ------------

OPTIONS--0.0%
  (Cost $2,591)

                               NO. OF
                              CONTRACTS
                             -----------
CME Put Option
  Eurodollars,
  Strike Price @ 91.00
  Expiration 06/18/1996.....         145          5,664

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

SHORT-TERM INVESTMENTS--7.5%

                              PRINCIPAL
                               AMOUNT         VALUE
                             -----------   ------------
REPURCHASE AGREEMENTS
Repurchase Agreement with
  State Street Bank & Trust
  dated October 31, 1995 due
  on demand at 4.750%,
  collateralized by a U.S.
  Treasury Note, 10.375%
  November 15, 2009, par
  value of $1,545,000
  (repurchase proceeds of
  $2,012,265 if closed on
  November 1, 1995)......... $ 2,012,000   $  2,012,000
U.S. TREASURY BILLS
  5.180%--11/16/1995(3).....      40,000         39,898
  4.950%--11/30/1995(3).....     790,000        786,640
  5.340%--02/08/1996(3).....     565,000        556,703
  5.320%--02/15/1996(3).....     280,000        275,597
                                           ------------
                                              1,658,838
                                           ------------
FOREIGN GOVERNMENT TREASURY BILLS
  New South Wales Treasury
    5.710%--01/25/1996......   1,100,000      1,085,170
  Western Australia Treasury
    5.700%--11/17/1995......   1,000,000        997,467
                                           ------------
                                              2,082,637
                                           ------------
COMMERCIAL PAPER
  American Telephone &
    Telegraph Co.
    5.650%--11/03/1995......     100,000         99,969
    5.670%--12/08/1995......   1,000,000        994,172
                                           ------------
                                              1,094,141
                                           ------------
  Associates Corp. North
    American
    5.690%--11/17/1995...... $   400,000   $    398,989
    5.680%--11/27/1995......     800,000        796,718
    5.680%--12/04/1995......   1,000,000        994,793
                                           ------------
                                              2,190,500
                                           ------------
  Coca Cola Co.
    5.700%--11/09/1995......     500,000        499,367
  E I DuPont De Nemours &
    Co.
    6.060%--01/03/1996......     600,000        593,638
  General Electric Capital
    Corp.
    5.730%--11/20/1995......     600,000        598,185
  Hewlett Packard Co.
    5.810%--11/14/1995......     100,000         99,790
    5.670%--01/04/1996......   1,000,000        989,920
                                           ------------
                                              1,089,710
                                           ------------
  KFW International Finance
    Inc.
    5.700%--01/17/1996......   3,400,000      3,358,548
  Minnesota Mining &
    Manufacturing Co.
    5.640%--11/14/1995......     600,000        598,778
  Treasury Corp. of Victoria
    5.710%--11/30/1995......   1,000,000        995,400
                                           ------------

------------
 + Variable rate security. The stated rate represents the rate in effect at October 31, 1995.

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1995, these securities were valued at $9,119,146 or 4.1% of net assets.

(b) TBA's are mortgage-backed securities traded under delayed delivery commitments, settling after October 31, 1995. Although the unit price for the trades has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 2% from the principal amount. Income on TBA's is not earned until settlement date. (See Note 2 to the Financial Statements).

(1) MTN after the name of a security stands for Medium Term Note.

(2) Interest only (IO) securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These are subject to the risk of accelerated principal paydowns. The amount represents the notional amount on which current interest is calculated.

(3) At October 31, 1995, U.S. Treasury Bills held by the Fund were pledged to cover margin requirements for open futures contracts and written options on futures contracts. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $1,658,838.

(4) At October 31, 1995, U.S. Treasury Notes held by the Fund were pledged as collateral for the open TBA purchase commitment. (See Note 2 to the Financial Statements.) The securities pledged had an aggregate market value of $5,055,859.

    The accompanying notes are an integral part of the financial statements.

HARBOR BOND FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

SHORT-TERM INVESTMENTS--CONTINUED

                                              VALUE
                                           ------------
TOTAL COMMERCIAL PAPER......               $ 11,018,267
                                           ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $16,771,797)....................     16,771,742
                                           ------------
TOTAL INVESTMENTS--103.1%
  (Cost $228,947,921)...................    229,884,244

CASH AND OTHER ASSETS,
  LESS LIABILITIES--(3.1%)..............   $ (6,885,831)
                                           ------------
TOTAL NET ASSETS--100.0%................   $222,998,413
                                           ============

    FUTURES CONTRACTS WHICH WERE OPEN AT OCTOBER 31, 1995 ARE AS FOLLOWS:

                                                              AGGREGATE
                                               NUMBER OF    FACE VALUE OF      EXPIRATION DATE       UNREALIZED
            CONTRACTS                          CONTRACTS      CONTRACTS         OF CONTRACTS        APPRECIATION
---------------------------------              ---------    --------------    -----------------    --------------
U.S. Treasury Bonds--30 Yr. (Buy)..........      305        $ 32,000,000      December, 1995         $  489,375
U.S. Treasury Notes--10 Yr. (Buy)..........      320          30,500,000      December, 1995          1,085,937
Deutsche Marks--10 Yr. (Buy)...............      100      DEM 25,000,000      December, 1995            330,326
Pound Sterling--10 Yr. (Buy)...............      100      GBP  5,000,000      December, 1995            167,162
                                                                                                     ----------
                                                                                                     $2,072,800
                                                                                                     ==========

    WRITTEN OPTIONS WHICH WERE OPEN AT OCTOBER 31, 1995 ARE AS FOLLOWS:

                                                              NUMBER OF       EXPIRATION MONTH/
             OPTIONS                                          CONTRACTS         STRIKE PRICE           VALUE
---------------------------------                           --------------    -----------------    --------------
U.S. Treasury Bond (Put)................................         300          December/110             $ (3,077)
Euro Dollar Futures (Put)...............................          65          March/94                  (11,042)
Euro Dollar Futures (Put)...............................         200          March/94.25               (63,926)
                                                                                                       --------
Written options outstanding, at value (premium received
  $369,482).............................................                                               $(78,045)
                                                                                                       ========

    FORWARD CURRENCY CONTRACTS WHICH WERE OPEN AT OCTOBER 31, 1995 ARE AS
FOLLOWS:

                                                                                                     UNREALIZED
                                                MARKET        AGGREGATE         DELIVERY DATE      APPRECIATION/
            CURRENCY                COUNTRY      VALUE        FACE VALUE         OF CONTRACT       (DEPRECIATION)
---------------------------------   -------    ---------    --------------    -----------------    --------------
Deutsche Mark (Sell).............   Germany    1,158,064      1,145,766       December 8, 1995         $(12,298)
Deutsche Mark (Sell).............   Germany    7,696,965      7,819,053       December 20, 1995         122,088
                                                                                                       --------
                                                                                                       $109,790
                                                                                                       ========

    The accompanying notes are an integral part of the financial statements.

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 1995

TOTAL INVESTMENTS (%)
(Excludes net cash and short-term investments of -46.8%)

CORPORATE BONDS & NOTES           5.3
MORTGAGE RELATED SECURITIES       9.2
ASSET BACKED SECURITIES          25.2
U.S. GOVERNMENT OBLIGATIONS     107.1


ASSET BACKED SECURITIES--25.2%

                              PRINCIPAL
                               AMOUNT         VALUE
                             -----------   ------------
  Banc One Auto Trust
    6.850%--11/15/1997...... $ 1,000,000   $  1,010,679
  Bridgestone Firestone
    6.250%--12/01/1999......     583,333        584,768
  Carco Auto Loan
    Master Trust
    7.875%--03/15/1998......   3,000,000      3,040,017
  Discover Card Trust
    8.625%--07/15/1996......   2,050,000      2,084,704
  First Deposit
    4.900%--06/15/2000......   2,740,000      2,735,915
  MBNA Master Credit
    Card Trust
    7.750%--10/15/1998......   2,250,000      2,288,833
  National Credit Card Trust
    9.450%--12/31/1997......   2,000,000      2,042,098
  Navistar Financial Owners
    Trust
    7.650%--12/22/1997......   1,846,690      1,862,348
    6.050%--04/15/2002......   2,250,000      2,251,055
                                           ------------
                                              4,113,403
  Premier Auto Trust
    7.050%--07/04/1997......     900,000        915,074
    8.050%--04/04/2000......     600,000        629,525
                                           ------------
                                              1,544,599
  Security Pacific
    Acceptance Corp.
    Series 1991 Cl. A
    6.500%--05/10/2020...... $   683,067   $    682,533
  Shawmut National Home
    Series 1990 Cl. A1
    6.708%--12/15/2015+.....   1,292,732      1,292,732
  Standard Credit Card
    Master Trust I
    9.000%--08/07/1997......   3,000,000      3,068,094
    8.000%--10/07/1997......   2,000,000      2,028,338
                                           ------------
                                              5,096,432
                                           ------------
TOTAL ASSET BACKED SECURITIES
  (Cost $26,500,412)........                 26,516,713
                                           ------------
CORPORATE BONDS & NOTES--5.3%
  Norwest Corp. MTN (1)
    7.875%--01/30/1997......   1,600,000      1,638,001
  SBAB
    7.000%--07/17/1997......   2,000,000      2,030,000
  Schering Plough Corp.
    Zero Coupon Bond
    (12/02/1996)............   2,000,000      1,875,840
                                           ------------
TOTAL CORPORATE BONDS & NOTES
  (Cost $5,549,563).........                  5,543,841
                                           ------------
MORTGAGE RELATED SECURITIES--9.2%
GOVERNMENT AGENCY PASS-THROUGHS
  Federal Home Loan Mortgage
    Corp.
    Pool #490010
    9.000%--06/01/1997......     836,482        842,437
                                           ------------
COLLATERALIZED MORTGAGE OBLIGATIONS
  Federal National Mortgage
    Association
    REMIC Series 1994 Cl. B
    4.750%--06/25/2008......   3,000,000      2,967,837
    Series 1992 Cl. E
    6.000%--12/25/2012......     963,990        960,577
    Series 1992 Cl. B
    8.000%--07/25/2017......   3,000,000      3,010,347
                                           ------------
                                              6,938,761
                                           ------------
  Prudential Home Mortgage
    Secs Co.
    Series 1995 Cl. A-1
    8.750%--03/25/2025......   1,122,729      1,124,782

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

MORTGAGE RELATED SECURITIES--CONTINUED

                              PRINCIPAL
                               AMOUNT         VALUE
                             -----------   ------------
NON-GOVERNMENT AGENCY
  PASS-THROUGHS
  Resolution Trust
    Corporation
    Mortgage Pass Thru
    7.155%--12/25/2020+..... $   721,798   $    721,849
TOTAL MORTGAGE RELATED
  SECURITIES
  (Cost $9,657,163).........                  9,627,829
                                           ------------
U.S. GOVERNMENT OBLIGATIONS--107.1%
  U.S. Treasury Bonds
    11.500%--11/15/1995.....  35,000,000     35,087,500
  U.S. Treasury Notes
     7.500%--01/31/1997.....   5,000,000      5,114,055
     6.000%--08/31/1997.....   1,350,000      1,358,438
     5.750%--09/30/1997(2)..  42,500,000     42,619,467
     7.250%--02/15/1998.....   2,000,000      2,067,500
     7.750%--12/31/1999.....   7,400,000      7,927,250
     6.250%--05/31/2000(2)..   3,500,000      3,560,151
     6.250%--08/31/2000.....  14,500,000     14,753,750
                                           ------------
                                             77,400,611
                                           ------------
TOTAL U.S. GOVERNMENT
  OBLIGATIONS
  (Cost $112,458,585).......                112,488,111
                                           ------------
SHORT TERM INVESTMENTS--32.9%
U.S. TREASURY BILLS
    5.315%--04/04/1996......   1,000,000        977,095
    5.280%--10/17/1996......   2,000,000      1,897,625
    5.310%--10/17/1996......   9,500,000      9,013,719
                                           ------------
                                             11,888,439
                                           ------------
REPURCHASE AGREEMENTS
  Repurchase Agreement with
    J.P. Morgan dated
    October 31, 1995 due on
    demand at 5.600%,
    collateralized by a U.S.
    Treasury Note 6.125%,
    September 30, 2000, par
    value of $4,000,000
    (repurchase proceeds of
    $4,055,040 if closed on
    November 1, 1995).......   4,050,000      4,050,000
  Repurchase Agreement with
    Salomon Brothers dated
    October 31, 1995 due on
    demand at 5.800%,
    collateralized by a U.S.
    Treasury Note, 6.750%
    April 30, 2000, par
    value of $2,000,000
    (repurchase proceeds of
    $2,072,834 if closed on
    November 1, 1995)....... $ 2,072,500   $  2,072,500
  Repurchase Agreement with
    UBS Tri-Party dated
    October 31, 1995 due on
    demand at 5.850%,
    collateralized by a U.S.
    Treasury Note, 5.625%
    October 31, 1997, par
    value of $16,500,000
    (repurchase proceeds of
    $16,502,681 if closed on
    November 1, 1995).......  16,500,000     16,500,000
                                           ------------
                                             22,622,500
                                           ------------
TOTAL SHORT TERM INVESTMENTS
  (Cost $34,504,817)........                 34,510,939
                                           ------------
TOTAL INVESTMENTS--179.7%
  (Cost $188,670,540).......                188,687,433
CASH AND OTHER ASSETS,
  LESS LIABILITIES--(79.7)%.............    (83,680,817)
                                           ------------
TOTAL NET ASSETS--100.0%................   $105,006,616
                                           ============

------------
 + Variable rate security. The stated rate represents the rate in effect at October 31, 1995.

(1) MTN after the name of a security stands for Medium Term Note.

(2) At October 31, 1995, U.S. Treasury Notes held by the Fund were pledged as collateral for open reverse repurchase agreements. (See Note 5 to the Financial Statements.) The securities pledged had an aggregate market value of $57,373,218.

    The accompanying notes are an integral part of the financial statements.

HARBOR SHORT DURATION FUND
PORTFOLIO OF INVESTMENTS--CONTINUED

    FUTURES CONTRACTS WHICH WERE OPEN AT OCTOBER 31, 1995 ARE AS FOLLOWS:

                                                                 AGGREGATE                            UNREALIZED
                                                  NUMBER OF    FACE VALUE OF     EXPIRATION DATE    APPRECIATION/
                   CONTRACTS                      CONTRACTS      CONTRACTS        OF CONTRACTS      (DEPRECIATION)
-----------------------------------------------   ---------    --------------    ---------------    --------------
U.S. Treasury Bond--30 Yr. (Sell)..............      200       $   20,000,000    March, 1996          $   73,806
U.S. Treasury Bond--30 Yr. (Buy)...............      200           20,000,000    December, 1995          (20,065)
U.S. Treasury Note--5 Yr. (Sell)...............      155           15,500,000    December, 1995         (135,624)
Deutsche Mark--5 Yr. (Buy).....................        5       DEM  1,250,000    December, 1995            1,720
                                                                                                      ----------
                                                                                                      $  (80,163)
                                                                                                      ==========

    STATEMENT OF SECURITIES SOLD SHORT AT OCTOBER 31, 1995 IS AS FOLLOWS:

                                     SECURITY                                          PAR VALUE            VALUE
-----------------------------------------------------------------------------------   -----------        -----------
U.S. Treasury Note 5.625%--10/31/1997..............................................   $16,500,000        $16,510,313
U.S. Treasury Note 6.750%--04/30/2000..............................................     2,000,000          2,073,750
U.S. Treasury Note 6.125%--09/30/2000..............................................     4,000,000          4,051,244
                                                                                                         -----------
Total Securities Sold Short (proceeds $22,574,453).................................                      $22,635,307
                                                                                                         ===========

    The accompanying notes are an integral part of the financial statements.

HARBOR MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS--OCTOBER 31, 1995

TOTAL INVESTMENTS (%)
(Excludes cash -0.2%)

FOREIGN GOVERNMENT OBLIGATIONS         9.2
COMMERCIAL PAPER                      36.2
BANK OBLIGATIONS                      54.8

BANK OBLIGATIONS--54.8%

                               PRINCIPAL
                                 AMOUNT        VALUE
                               ----------   -----------
  Abbey National PLC Euro CD
    5.750%--01/02/96.......... $3,000,000   $ 2,999,590
  BankAmerica Corp.
    5.810%--11/17/95..........  3,000,000     3,000,000
  Banque National De Paris
    5.875%--11/01/95..........    866,000       866,000
  Bayerische Hypotheken Yankee
    CD 6.430%--04/19/96.......  3,000,000     3,006,814
  Bayerische Landesbank
    Euro CD
    5.680%--12/27/95..........  3,000,000     2,999,544
  Canadian Imperial Bank of
    Commerce -- CD
    5.810%--11/16/95..........  2,500,000     2,500,000
  Chemical Bank of NY -- CD
    5.750%--12/28/95..........  3,000,000     3,000,000
  Hessische Landesbank -- CD
    5.720%--12/27/95..........  3,000,000     2,999,745
  Mellon Bank N. A.
    6.240%--11/01/95..........  1,500,000     1,500,000
    5.700%--12/08/95..........    500,000       497,071
                                            -----------
                                              1,997,071
                                            -----------
  Morgan Guaranty Trust Co.
    5.780%--12/29/95..........  3,000,000     3,000,047
  National Westminster Bank
    PLC
    5.765%--12/20/95.......... $3,000,000     2,999,853
  Seattle First National Bank
    WA
    5.800%--01/03/96..........  3,000,000   $ 3,000,000
  West Deutsche Landesbank
    5.760%--12/29/95..........  3,000,000     3,000,000
                                            -----------
TOTAL BANK OBLIGATIONS...................    35,368,664
                                            -----------
COMMERCIAL PAPER--36.2%
  American Telephone &
    Telegraph Co.
    5.635%--02/22/96..........  3,000,000     2,946,937
  Bass Finance
    5.810%--11/17/95..........  3,000,000     2,980,525
  Glaxo PLC
    5.720%--11/21/95..........  3,000,000     2,990,467
  Mobil Australia Finance Co.
    5.730%--11/16/95..........  2,500,000     2,494,031
  Sandoz Corp.
    5.720%--11/02/95..........  3,000,000     2,990,943
  Societe Generale New York
    5.750%--03/08/96..........  3,000,000     3,000,000
  Student Loan Corp.
    5.720%--01/08/96..........  3,000,000     2,967,587
  Treasury Corp. of Victoria
    5.725%--11/22/95..........  3,000,000     2,989,981
                                            -----------
TOTAL COMMERCIAL PAPER...................    23,360,471
                                            -----------
FOREIGN GOVERNMENT OBLIGATIONS--9.2%
  Kingdom of Sweden
    5.710%--01/11/96..........  1,000,000       988,739
    5.600%--04/04/96..........  2,000,000     1,951,777
                                            -----------
                                              2,940,516
                                            -----------
  New South Wales Treasury
    5.690%--12/08/95..........  3,000,000     2,982,456
                                            -----------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS.....
                                              5,922,972
                                            -----------
TOTAL INVESTMENTS--100.2%
  (Cost $64,652,107)(1)..................    64,652,107
                                            -----------
CASH AND OTHER ASSETS,
  LESS LIABILITIES--(0.2%)...............      (160,389)
                                            -----------
TOTAL NET ASSETS--100.0%.................   $64,491,718
                                            ===========

------------
(1) The aggregate identified cost on a tax basis is the same.

      The accompanying notes are an integral part of the financial statements.

HARBOR FUND
STATEMENT OF ASSETS AND LIABILITIES--OCTOBER 31, 1995

                                                                                    HARBOR               HARBOR
                                                                             INTERNATIONAL GROWTH    INTERNATIONAL
-------------------------------------------------------------------------------------------------------------------
ASSETS
INVESTMENTS, AT IDENTIFIED COST*...........................................      $ 106,899,171       $2,462,731,919
===================================================================================================================
Investments, at value......................................................      $ 120,249,636       $3,255,819,996
Repurchase agreements......................................................         --                     --
Cash.......................................................................                623                  397
Foreign currency, at value
  (cost: $36,288; $1,920,511; $0; $0; $0; $869,188; $27; $0)...............             36,348            1,924,298
Receivables for:
  Investments sold.........................................................          2,518,047            1,704,949
  Capital shares sold......................................................             61,613            1,296,374
  Dividends................................................................             23,569            5,139,872
  Interest.................................................................             29,493              501,079
  Open forward currency contracts, net.....................................         --                     --
Variation margin on futures contracts......................................         --                     --
Deferred organization costs................................................             20,143             --
Withholding tax reclaims receivable........................................            116,586            6,268,917
Other assets...............................................................             19,866               60,124
-------------------------------------------------------------------------------------------------------------------
      TOTAL ASSETS.........................................................        123,075,924        3,272,716,006
LIABILITIES
Payables for:
  Investments purchased....................................................            486,512            1,565,473
  Capital shares reacquired................................................              5,000              912,968
  Dividends to shareholders................................................         --                     --
  Short sales, at value
    (proceeds $0; $0; $0; $0; $0; $0; $22,574,453; $0).....................         --                     --
  Written options, at value
    (premiums received $0; $0; $0; $0; $0; $369,482; $0; $0)...............         --                     --
  Reverse repurchase agreements............................................         --                     --
  Interest on reverse repurchase agreements and short sales................         --                     --
  Variation margin on futures contracts....................................         --                     --
Accrued expenses:
  Adviser's fees...........................................................             69,685            2,235,506
  Trustees' fees...........................................................              1,483               10,500
  Transfer agent's fees....................................................             11,936              208,332
  Other....................................................................             86,655              626,409
-------------------------------------------------------------------------------------------------------------------
      TOTAL LIABILITIES....................................................            661,271            5,559,188
NET  ASSETS
NET ASSETS.................................................................      $ 122,414,653       $3,267,156,818
===================================================================================================================
Net assets consist of:
  Paid-in capital..........................................................      $ 111,600,332       $2,411,841,564
  Undistributed (overdistributed) net investment income....................          1,094,083           46,408,181
  Accumulated net realized gain/(loss).....................................         (3,631,849)          15,434,486
  Unrealized appreciation (depreciation) of investments, written options, foreign currency, investments sold short and translation of assets and
    liabilities in foreign currencies......................................         13,352,087          793,472,587
  Unrealized appreciation (depreciation) of futures and forward currency
    contracts..............................................................         --                     --
-------------------------------------------------------------------------------------------------------------------
                                                                                 $ 122,414,653       $3,267,156,818
===================================================================================================================
Shares of beneficial interest..............................................         10,113,236          121,338,455
Net asset value, offering and redemption price per share...................      $       12.10       $        26.93

------------
* Including repurchase agreements

    The accompanying notes are an integral part of the financial statements.

HARBOR FUND
STATEMENT OF ASSETS AND LIABILITIES--CONTINUED

   HARBOR        HARBOR CAPITAL        HARBOR           HARBOR            HARBOR             HARBOR
   GROWTH         APPRECIATION          VALUE            BOND         SHORT DURATION      MONEY MARKET
-------------------------------------------------------------------------------------------------------

$106,770,461      $ 721,926,762      $79,270,730     $228,947,921      $ 188,670,540       $64,652,107
=======================================================================================================
$138,172,728      $ 917,218,490      $82,141,264     $227,872,244      $ 166,064,933       $64,652,107
     --                --              2,081,000        2,012,000         22,622,500           --
       1,358                213              602              942             78,204               790

     --                --                --               862,289                 27           --
   3,722,018          5,146,524        1,937,637          300,000          8,124,967           --
     230,734         12,744,542           13,186          731,643              4,535           150,401
       9,160            306,379          161,984          --                --                 --
     --                   3,612            9,522        3,015,138          3,084,127           363,922
     --                --                --               109,790           --                 --
     --                --                --               219,038           --                 --
     --                --                --               --                   4,904           --
     --                   5,097          --               --                --                 --
      20,442             19,324           11,937           15,843             23,969            16,108
------------------------------------------------------------------------------------------------------
 142,156,440        935,444,181       86,357,132      235,138,927        200,008,166        65,183,328


   4,503,402          8,844,490        1,567,116       11,842,746          2,249,945           --
     --                 275,929          173,138           90,309         13,510,019           638,933
     --                --                --               --                --                   8,925

     --                --                --               --              22,635,307           --

     --                --                --                78,045           --                 --
     --                --                --               --              56,399,375           --
     --                --                --               --                 145,106           --
     --                --                --               --                   2,713           --

      87,232            470,505           50,534           73,750             18,795             7,399
         372              2,790            1,398              551                970               985
       5,148             60,497           23,009           18,964              2,675            12,397
      36,458             39,062           28,103           36,149             36,645            22,971
------------------------------------------------------------------------------------------------------
   4,632,612          9,693,273        1,843,298       12,140,514         95,001,550           691,610

$137,523,828      $ 925,750,908      $84,513,834     $222,998,413      $ 105,006,616       $64,491,718
=======================================================================================================

$ 90,808,259      $ 717,468,325      $72,191,658     $221,764,417      $ 103,808,333       $64,491,718
     --                 943,895          134,248        1,880,646            501,657           --
  15,313,302         12,046,960        7,236,395       (4,047,895)           820,748           --


  31,402,267        195,291,728        4,951,533        1,218,655            (43,959)          --

     --                --                --             2,182,590            (80,163)          --
-------------------------------------------------------------------------------------------------------
$137,523,828      $ 925,750,908      $84,513,834     $222,998,413      $ 105,006,616       $64,491,718
=======================================================================================================
   8,742,431         39,897,668        5,800,515       19,893,177         11,902,507        64,491,718
$      15.73      $       23.20      $     14.57     $      11.21      $        8.82       $      1.00

HARBOR FUND
STATEMENT OF OPERATIONS--YEAR ENDED OCTOBER 31, 1995

                                                                               HARBOR
                                                                            INTERNATIONAL       HARBOR
                                                                               GROWTH        INTERNATIONAL
----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends..............................................................    $  2,214,114    $  76,620,637
  Interest...............................................................         203,676       11,235,492
  Securities lending income..............................................           7,144          816,028
  Foreign taxes withheld.................................................        (226,098)      (9,082,514)
----------------------------------------------------------------------------------------------------------
  TOTAL INVESTMENT INCOME................................................       2,198,836       79,589,643
EXPENSES:
  Investment adviser's fees..............................................         655,678       26,318,745
  Shareholder communications.............................................          17,500          362,507
  Custodian fees.........................................................         219,772        3,143,287
  Transfer agent fees....................................................         145,000        2,794,219
  Professional fees......................................................          45,000          200,000
  Trustees' fees and expenses............................................           2,700           74,949
  Registration fees......................................................          41,542          172,500
  Amortization of organization costs.....................................           6,684         --
  Insurance expense......................................................           1,996           23,137
  Miscellaneous..........................................................           8,599           86,500
----------------------------------------------------------------------------------------------------------
    Total expenses.......................................................       1,144,471       33,175,844
  Advisory fee waived....................................................         (88,294)      (1,068,227)
  Other expense reimbursements and reductions............................          (1,772)         (11,285)
----------------------------------------------------------------------------------------------------------
    Total operating expenses.............................................       1,054,405       32,096,332
  Interest expense.......................................................        --               --
----------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME....................................................       1,144,431       47,493,311
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENT TRANSACTIONS:
  Net realized gain/(loss) on:
    Investments..........................................................      (3,554,598)      15,690,301
    Foreign currency transactions........................................          (5,834)        (447,501)
    Short sales..........................................................        --               --
    Futures contracts....................................................        --               --
    Written options......................................................        --               --
  Change in net unrealized appreciation/depreciation on:
    Investments, written options and short sales.........................       9,465,201       93,241,531
    Futures contracts....................................................        --               --
    Forwards.............................................................        --               --
    Translation of assets and liabilities in foreign currencies..........           1,563          380,723
----------------------------------------------------------------------------------------------------------
  Net gain/(loss) on investment transactions.............................       5,906,332      108,865,054
----------------------------------------------------------------------------------------------------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS........    $  7,050,763    $ 156,358,365
==========================================================================================================

    The accompanying notes are an integral part of the financial statements.

HARBOR FUND
STATEMENT OF OPERATIONS--CONTINUED

                   HARBOR
  HARBOR          CAPITAL          HARBOR          HARBOR            HARBOR            HARBOR
  GROWTH        APPRECIATION        VALUE           BOND         SHORT DURATION     MONEY MARKET
-----------------------------------------------------------------------------------------------
$   567,416     $  3,865,930     $ 2,507,273         --               --                --
    309,668        1,249,329         205,550     $14,701,067       $8,734,927        $3,950,037
    --               --              --              --               --                --
    (14,764)         (95,276)        (36,412)        --               --                --
-----------------------------------------------------------------------------------------------
    862,320        5,019,983       2,676,411      14,701,067        8,734,927         3,950,037

  1,035,019        3,073,982         411,395       1,318,022          435,320           196,587
      6,500           43,000           4,480          28,000            1,681            14,000
     92,484          150,879          90,535          97,018          102,213            37,084
     67,000          470,500          36,314         240,000           12,000           150,001
     47,188           53,487          53,000          59,000           57,460            38,682
      3,300            9,050           1,493           4,088            2,248             2,500
     16,000           40,000          14,700          26,500           19,000            30,000
    --               --              --              --                 4,190           --
      2,953            3,707           1,990           3,450            2,527             2,128
      8,999           10,383           6,601           9,102            8,007             6,848
-----------------------------------------------------------------------------------------------
  1,279,443        3,854,988         620,508       1,785,180          644,646           477,830
    --               --              --             (471,474)        (217,937)          (78,676)
     (1,386)         (16,229)           (535)         (2,018)         (17,213)           (2,084)
-----------------------------------------------------------------------------------------------
  1,278,057        3,838,759         619,973       1,311,688          409,496           397,070
    --               --              --              --             1,583,821           --
-----------------------------------------------------------------------------------------------
   (415,737)       1,181,224       2,056,438      13,389,379        6,741,610         3,552,967

 15,819,039       12,261,321       7,372,941      (1,490,707)         745,900            65,167
        (19)             867             400        (157,293)        (295,723)          --
    --               --              --              --              (133,391)          --
    --               --              --            2,398,449         (339,360)          --
    --               --              --            1,633,558          --                --

 16,576,097      153,009,037       3,842,458       7,333,928          401,607           --
    --               --              --            2,973,081           13,901           --
    --               --              --              109,790           (3,680)          --
    --               --              --               (2,206)         --                --
-----------------------------------------------------------------------------------------------
 32,395,117      165,271,225      11,215,799      12,798,600          389,254            65,167
-----------------------------------------------------------------------------------------------
$31,979,380     $166,452,449     $13,272,237     $26,187,979       $7,130,864        $3,618,134
===============================================================================================

HARBOR FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                   HARBOR                         HARBOR                          HARBOR
                                            INTERNATIONAL GROWTH               INTERNATIONAL                      GROWTH
                                         --------------------------   -------------------------------   ---------------------------
                                         NOVEMBER 1,    NOVEMBER 1,    NOVEMBER 1,      NOVEMBER 1,     NOVEMBER 1,    NOVEMBER 1,
                                             1994          1993            1994             1993            1994           1993
                                           THROUGH        THROUGH        THROUGH          THROUGH         THROUGH        THROUGH
                                         OCTOBER 31,    OCTOBER 31,    OCTOBER 31,      OCTOBER 31,     OCTOBER 31,    OCTOBER 31,
                                             1995          1994            1995             1994            1995           1994
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income...............  $  1,144,431  $   429,496    $   47,493,311   $   29,402,280   $   (415,737)  $      4,843
   Net realized gain (loss) on
     investments, foreign currency
     transactions, investments sold
     short, futures and written
     options...........................    (3,560,432)     (21,733 )      15,242,800      114,278,276     15,819,020      9,402,472
   Net unrealized appreciation
     (depreciation) of investments,
     written options, investments sold
     short, futures, forward foreign
     currency contracts and translation
     of assets and liabilities in
     foreign currencies................     9,466,764    3,885,323        93,622,254      310,581,489     16,576,097    (26,931,132)
-----------------------------------------------------------------------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS...........     7,050,763    4,293,086       156,358,365      454,262,045     31,979,380    (17,523,817)
-----------------------------------------------------------------------------------------------------------------------------------
 Distributions to shareholders:
   Net investment income...............      (533,368)      (9,285 )     (28,584,757)     (21,850,798)       --             (20,189)
   Net realized gain on investments....       --            --          (108,512,496)        --           (3,521,352)      (256,960)
   In excess of net investment
     income............................       --            --              --               --              --             --
   Tax Return of Capital...............       --            --              --               --              --             --
-----------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS......................      (533,368)      (9,285 )    (137,097,253)     (21,850,798)    (3,521,352)      (277,149)
-----------------------------------------------------------------------------------------------------------------------------------
 Capital share transactions:
   Net proceeds from sale of shares....    61,328,962   84,704,565       508,760,305      872,284,244     16,883,782     19,892,463
   Net asset value of shares issued in
     connection with reinvestment of:
     Dividends from net investment
       income..........................       508,914        8,329        24,870,202       19,030,096        --              19,860
     Distributions from net realized
       gain............................       --            --            97,656,598         --            3,443,756        252,778
   Cost of shares reacquired...........   (20,674,167)  (15,263,146)    (513,025,623)    (469,144,105)   (52,591,542)   (69,354,727)
-----------------------------------------------------------------------------------------------------------------------------------
   NET INCREASE (DECREASE) DERIVED FROM
     CAPITAL TRANSACTIONS..............    41,163,709   69,449,748       118,261,482      422,170,235    (32,264,004)   (49,189,626)
-----------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net
     assets............................    47,681,104   73,733,549       137,522,594      854,581,482     (3,805,976)   (66,990,592)
NET ASSETS:
 Beginning of period...................    74,733,549    1,000,000     3,129,634,224    2,275,052,742    141,329,804    208,320,396
-----------------------------------------------------------------------------------------------------------------------------------
 END OF PERIOD*........................  $122,414,653  $ 74,733,549   $3,267,156,818   $3,129,634,224   $137,523,828   $141,329,804
===================================================================================================================================
NUMBER OF CAPITAL SHARES:
 Sold..................................     5,406,005    7,761,719        19,981,750       35,270,326      1,192,603      1,515,167
 Reinvested in payment of net
   investment income dividends.........        49,558          747         1,023,044          781,845        --               1,462
 Reinvested in payment of net realized
   gain................................       --            --             4,017,137         --              290,612         18,614
 Reacquired............................    (1,823,877)  (1,380,916 )     (20,136,448)     (19,171,281)    (3,756,684)    (5,384,072)
-----------------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in shares
   outstanding.........................     3,631,686    6,381,550         4,885,483       16,880,890     (2,273,469)    (3,848,829)
 Outstanding:
   Beginning of period.................     6,481,550      100,000       116,452,972       99,572,082     11,015,900     14,864,729
-----------------------------------------------------------------------------------------------------------------------------------
   End of period.......................    10,113,236    6,481,550       121,338,455      116,452,972      8,742,431     11,015,900
===================================================================================================================================
* Includes undistributed
 (over-distributed) net
  investment income of:................  $  1,087,442  $   476,379    $   48,009,848   $   29,101,294   $   (211,347)  $    204,390

                                                   HARBOR
                                            CAPITAL APPRECIATION
                                         ---------------------------
                                         NOVEMBER 1,    NOVEMBER 1,
                                             1994           1993
                                           THROUGH        THROUGH
                                         OCTOBER 31,    OCTOBER 31,
                                             1995           1994
---------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
 Operations:
   Net investment income...............  $  1,181,224   $    362,758
   Net realized gain (loss) on
     investments, foreign currency
     transactions, investments sold
     short, futures and written
     options...........................    12,262,188      2,264,085
   Net unrealized appreciation
     (depreciation) of investments,
     written options, investments sold
     short, futures, forward foreign
     currency contracts and translation
     of assets and liabilities in
     foreign currencies................   153,009,037     13,699,254
--------------------------------------------------------------------
 NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS...........   166,452,449     16,326,097
--------------------------------------------------------------------
 Distributions to shareholders:
   Net investment income...............      (531,337)      (301,835)
   Net realized gain on investments....    (2,447,010)    (9,883,765)
   In excess of net investment
     income............................       --             --
   Tax Return of Capital...............       --             --
--------------------------------------------------------------------
   TOTAL DISTRIBUTIONS TO
     SHAREHOLDERS......................    (2,978,347)   (10,185,600)
--------------------------------------------------------------------
 Capital share transactions:
   Net proceeds from sale of shares....   684,101,709    119,087,014
   Net asset value of shares issued in
     connection with reinvestment of:
     Dividends from net investment
       income..........................       477,561        282,665
     Distributions from net realized
       gain............................     2,273,460      9,363,012
   Cost of shares reacquired...........  (150,559,997)   (54,220,244)
--------------------------------------------------------------------
   NET INCREASE (DECREASE) DERIVED FROM
     CAPITAL TRANSACTIONS..............   536,292,733     74,512,447
--------------------------------------------------------------------
   Net increase (decrease) in net
     assets............................   699,766,835     80,652,944
NET ASSETS:
 Beginning of period...................   225,984,073    145,331,129
--------------------------------------------------------------------
 END OF PERIOD*........................  $925,750,908   $225,984,073
====================================================================
NUMBER OF CAPITAL SHARES:
 Sold..................................    33,627,694      7,351,104
 Reinvested in payment of net
   investment income dividends.........        28,511         17,470
 Reinvested in payment of net realized
   gain................................       135,729        578,678
 Reacquired............................    (6,951,697)    (3,292,387)
--------------------------------------------------------------------
 Net increase (decrease) in shares
   outstanding.........................    26,840,237      4,654,865
 Outstanding:
   Beginning of period.................    13,057,431      8,402,566
--------------------------------------------------------------------
   End of period.......................    39,897,668     13,057,431
====================================================================
* Includes undistributed
 (over-distributed) net
  investment income of:................  $    960,261   $    310,374

    The accompanying notes are an integral part of the financial statements.

HARBOR FUND
STATEMENTS OF CHANGES IN NET ASSETS--CONTINUED

             HARBOR                            HARBOR                            HARBOR
              VALUE                             BOND                         SHORT DURATION
  -----------------------------     -----------------------------     -----------------------------
  NOVEMBER 1,      NOVEMBER 1,      NOVEMBER 1,      NOVEMBER 1,      NOVEMBER 1,      NOVEMBER 1,
      1994             1993             1994             1993             1994             1993
    THROUGH          THROUGH          THROUGH          THROUGH          THROUGH          THROUGH
  OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
      1995             1994             1995             1994             1995             1994
  ---------------------------------------------------------------------------------------------------
  $  2,056,438     $  1,568,754     $ 13,389,379     $ 10,592,130     $  6,741,610     $  5,663,430


     7,373,341        4,758,573        2,384,007       (7,071,820)         (22,574)      (2,294,245)



     3,842,458       (3,704,771)      10,414,593       (9,174,940)         411,828         (490,031)
---------------------------------------------------------------------------------------------------
    13,272,237        2,622,556       26,187,979       (5,654,630)       7,130,864        2,879,154
---------------------------------------------------------------------------------------------------
    (2,011,154)      (1,492,665)     (11,944,373)     (10,291,520)      (6,753,096)     (15,120,710)
    (4,674,163)      (4,625,717)              --       (7,221,303)              --               --
            --               --               --               --         (112,940)              --
            --               --               --               --               --         (707,290)
---------------------------------------------------------------------------------------------------
    (6,685,317)      (6,118,382)     (11,944,373)     (17,512,823)      (6,866,036)     (15,828,000)
---------------------------------------------------------------------------------------------------
    22,822,824        9,228,247      105,017,689       75,903,558      522,143,550      520,483,962
     1,895,201        1,392,825        9,623,304        8,375,355        6,849,399       15,766,230
     4,428,889        4,368,521               --        6,047,950               --               --
   (10,610,411)     (11,987,126)     (68,106,919)     (69,320,489)    (540,142,259)    (542,598,958)
---------------------------------------------------------------------------------------------------
    18,536,503        3,002,467       46,534,074       21,006,374      (11,149,310)      (6,348,766)
---------------------------------------------------------------------------------------------------
    25,123,423         (493,359)      60,777,680       (2,161,079)     (10,884,482)     (19,297,612)
    59,390,411       59,883,770      162,220,733      164,381,812      115,891,098      135,188,710
---------------------------------------------------------------------------------------------------
  $ 84,513,834     $ 59,390,411     $222,998,413     $162,220,733     $105,006,616     $115,891,098
===================================================================================================
     1,674,245          690,592        9,769,878        6,864,380       59,267,963       57,297,594
       141,367          108,734          893,978          777,373          778,668        1,730,384
       371,240          327,112               --          532,390               --               --
      (786,808)        (910,014)      (6,360,695)      (6,370,887)     (61,358,458)     (59,783,164)
---------------------------------------------------------------------------------------------------
     1,400,044          216,424        4,303,161        1,803,256       (1,311,827)        (755,186)
     4,400,471        4,184,047       15,590,016       13,786,760       13,214,334       13,969,520
---------------------------------------------------------------------------------------------------
     5,800,515        4,400,471       19,893,177       15,590,016       11,902,507       13,214,334
===================================================================================================
  $    121,373     $     76,089     $  1,445,006     $         --     $   (112,940)    $     11,486

                     HARBOR
                  MONEY MARKET
----------------------------------------------
   NOVEMBER 1,                    NOVEMBER 1,
       1994                         1993
     THROUGH                      THROUGH
   OCTOBER 31,                  OCTOBER 31,
       1995                         1994
-----------------           ------------------
     $  3,552,967                 $  1,922,197

           65,167                       85,834


               --                           --
  ---------------              ---------------
        3,618,134                    2,008,031
  ---------------              ---------------
       (3,552,967)                  (1,922,197)
          (65,167)                     (85,834)
               --                           --
               --                           --
  ---------------              ---------------
       (3,618,134)                  (2,008,031)
  ---------------              ---------------
       83,477,627                   99,902,894
        3,522,178                    1,782,408
               --                       79,601
      (82,532,152)                 (88,620,287)
  ---------------              ---------------
        4,467,653                   13,144,616
  ---------------              ---------------
        4,467,653                   13,144,616
       60,024,065                   46,879,449
  ---------------              ---------------
     $ 64,491,718                 $ 60,024,065
  ===============              ===============
       83,477,627                   99,902,894
        3,522,178                    1,782,408
               --                       79,601
      (82,532,152)                 (88,620,287)
  ---------------              ---------------
        4,467,653                   13,144,616
       60,024,065                   46,879,449
  ---------------              ---------------
       64,491,718                   60,024,065
  ===============              ===============
     $         --                 $         --

w
HARBOR FUND  FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                              INCOME FROM INVESTMENT OPERATIONS
                                                          ------------------------------------------
                                                                               NET REALIZED AND
                                                                          UNREALIZED GAINS (LOSSES)
                                         NET ASSET VALUE                   ON INVESTMENTS, FUTURES,
                                          BEGINNING OF    NET INVESTMENT     OPTIONS AND FOREIGN
           YEAR/PERIOD ENDED                 PERIOD           INCOME          CURRENCY CONTRACTS
------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
October 31, 1995........................     $ 11.53          $  .11*               $  .54
October 31, 1994(1).....................       10.00             .07*                 1.47
HARBOR INTERNATIONAL FUND(2)
October 31, 1995........................     $ 26.87          $  .39*               $  .85
October 31, 1994........................       22.85             .26*                 3.98
October 31, 1993........................       16.77             .17*                 6.31
October 31, 1992........................       17.69             .24                  (.95)
October 31, 1991........................       15.74             .16                  2.47
October 31, 1990........................       15.99             .37*                  .27
HARBOR GROWTH FUND(3)
October 31, 1995........................     $ 12.83          $ (.04)               $ 3.26
October 31, 1994........................       14.01              --                 (1.16)
October 31, 1993........................       12.42             .01                  2.95
October 31, 1992........................       15.76             .02                 (1.01)
October 31, 1991........................       10.21             .04                  6.53
October 31, 1990........................       12.95             .10                 (2.24)
HARBOR CAPITAL APPRECIATION FUND(4)
October 31, 1995........................     $ 17.31          $  .04                $ 6.06
October 31, 1994........................       17.30             .03                  1.14
October 31, 1993........................       16.30             .03                  3.03
October 31, 1992........................       15.18             .02                  2.12
October 31, 1991........................       10.65             .06                  5.47
October 31, 1990........................       13.42             .15                 (1.53)
HARBOR VALUE FUND(5)
October 31, 1995........................     $ 13.50          $  .40                $ 2.13
October 31, 1994........................       14.31             .36                   .27
October 31, 1993........................       13.24             .35                  1.22
October 31, 1992........................       13.10             .41*                  .49
October 31, 1991........................       10.84             .46*                 2.71
October 31, 1990........................       13.77             .51*                (2.13)
HARBOR BOND FUND
October 31, 1995........................     $ 10.41          $  .74*               $  .73
October 31, 1994........................       11.92             .68*                (1.02)
October 31, 1993........................       11.35             .68*                  .82
October 31, 1992........................       11.11             .79*                  .50
October 31, 1991........................       10.03             .83*                 1.09
October 31, 1990........................       10.55             .84*                 (.44)
HARBOR SHORT DURATION FUND
October 31, 1995........................     $  8.77          $  .52*               $  .06
October 31, 1994........................        9.68             .34*                 (.12)
October 31, 1993........................       10.09             .34*                  .16
October 31, 1992(6).....................       10.00             .29*                  .08
HARBOR MONEY MARKET FUND
October 31, 1995........................     $  1.00          $  .06*               $   --
October 31, 1994........................        1.00             .03*                   --
October 31, 1993........................        1.00             .03*                   --
October 31, 1992........................        1.00             .04*                   --
October 31, 1991........................        1.00             .06                    --
October 31, 1990........................        1.00             .08                    --

                                                               LESS DISTRIBUTIONS
                                                        ----------------------------------
                                            TOTAL FROM  DIVIDENDS FROM  DISTRIBUTIONS FROM   IN EXCESS OF
                                            INVESTMENT  NET INVESTMENT     NET REALIZED     NET INVESTMENT
           YEAR/PERIOD ENDED                OPERATIONS      INCOME        CAPITAL GAINS**        INCOME
----------------------------------------------------------------------------------------------------------
HARBOR INTERNATIONAL GROWTH FUND
October 31, 1995........................      $  .65        $ (.08)        $   --                --
October 31, 1994(1).....................        1.54          (.01)            --                --
HARBOR INTERNATIONAL FUND(2)
October 31, 1995........................      $ 1.24        $ (.24)        $ (.94)               --
October 31, 1994........................        4.24          (.22)            --                --
October 31, 1993........................        6.48          (.22)          (.18)               --
October 31, 1992........................        (.71)         (.21)            --                --
October 31, 1991........................        2.63          (.34)          (.34)               --
October 31, 1990........................         .64          (.17)          (.72)               --
HARBOR GROWTH FUND(3)
October 31, 1995........................      $ 3.22        $   --         $ (.32)               --
October 31, 1994........................       (1.16)           --           (.02)               --
October 31, 1993........................        2.96          (.01)         (1.36)               --
October 31, 1992........................        (.99)         (.04)         (2.31)               --
October 31, 1991........................        6.57          (.08)          (.94)               --
October 31, 1990........................       (2.14)         (.11)          (.49)               --
HARBOR CAPITAL APPRECIATION FUND(4)
October 31, 1995........................      $ 6.10        $ (.04)        $ (.17)               --
October 31, 1994........................        1.17          (.03)         (1.13)               --
October 31, 1993........................        3.06          (.02)         (2.04)               --
October 31, 1992........................        2.14          (.04)          (.98)               --
October 31, 1991........................        5.53          (.14)          (.86)               --
October 31, 1990........................       (1.38)         (.21)         (1.18)               --
HARBOR VALUE FUND(5)
October 31, 1995........................      $ 2.53        $ (.39)        $(1.07)               --
October 31, 1994........................         .63          (.34)         (1.10)               --
October 31, 1993........................        1.57          (.35)          (.15)               --
October 31, 1992........................         .90          (.41)          (.35)               --
October 31, 1991........................        3.17          (.47)          (.44)               --
October 31, 1990........................       (1.62)         (.51)          (.80)               --
HARBOR BOND FUND
October 31, 1995........................      $ 1.47        $ (.67)        $   --                --
October 31, 1994........................        (.34)         (.67)          (.50)               --
October 31, 1993........................        1.50          (.68)          (.25)               --
October 31, 1992........................        1.29          (.79)          (.26)               --
October 31, 1991........................        1.92          (.84)            --                --
October 31, 1990........................         .40          (.83)          (.09)               --
HARBOR SHORT DURATION FUND
October 31, 1995........................      $  .58        $ (.52)        $   --              (.01)
October 31, 1994........................         .22         (1.08)            --                --
October 31, 1993........................         .50          (.82)          (.09)               --
October 31, 1992(6).....................         .37          (.28)            --                --
HARBOR MONEY MARKET FUND
October 31, 1995........................      $  .06        $ (.06)        $   --                --
October 31, 1994........................         .03          (.03)            --                --
October 31, 1993........................         .03          (.03)            --                --
October 31, 1992........................         .04          (.04)            --                --
October 31, 1991........................         .06          (.06)            --                --
October 31, 1990........................         .08          (.08)            --                --

 * Reflects the Adviser's or Subadviser's agreement not to impose all or a portion of its advisory fees; the fees not imposed would have amounted to the following:
    Year ended October 31, 1995 -- International Growth $.01 per share; International $.01 per share; Bond $.03 per share; Short Duration $.02 per share; and Money Market less than $.01 per share.
    Year ended October 31, 1994 -- International Growth $.02 per share; International $.01 per share; Bond $.03 per share; Short Duration less than $.01 per share; and Money Market less than $.01 per share.
    Year ended October 31, 1993 -- International less than $.01 per share; Bond $.02 per share; Short Duration $.02 per share; and Money Market less than $.01 per share.
    Year ended October 31, 1992 -- Value $.01 per share; Bond $.04 per share; Short Duration $.01 per share; and Money Market less than $.01 per share. Year ended October 31, 1991 -- Value $.01 per share; Bond $.04 per share. Year ended October 31, 1990 -- International $.01 per share; Value $.02 per share; Bond $.02 per share.
** Includes both short-term and long-term capital gains.

    The accompanying notes are an integral part of the financial statements.

SELECTED DATA FOR A SHARE OUTSTANDING FOR THE PERIODS PRESENTED

                                                                                           RATIO OF
                                                                                      OPERATING EXPENSES         RATIO OF
                                                                     NET ASSETS               TO             INTEREST EXPENSE
    TAX RETURN         TOTAL         NET ASSET VALUE     TOTAL      END OF PERIOD          AVERAGE            TO AVERAGE NET
    OF CAPITAL     DISTRIBUTIONS      END OF PERIOD      RETURN     ($ THOUSANDS)       NET ASSETS (%)          ASSETS (%)
-----------------------------------------------------------------------------------------------------------------------------
      $   --          $  (.08)           $ 12.10           5.83%     $   122,415             1.21%*                  --
          --             (.01)             11.53          15.36           74,734             1.32*                   --
      $   --          $ (1.18)           $ 26.93           5.06%     $ 3,267,157             1.04%*                  --
          --             (.22)             26.87          18.57        3,129,634             1.10*                   --
          --             (.40)             22.85          39.51        2,275,053             1.20*                   --
          --             (.21)             16.77          (4.08)         700,733             1.28                    --
          --             (.68)             17.69          17.74          205,703             1.35                    --
          --             (.89)             15.74           3.81           63,745             1.40*                   --
      $   --          $  (.32)           $ 15.73          25.93%     $   137,524             0.93%                   --
          --             (.02)             12.83          (8.29)         141,330             0.93                    --
          --            (1.37)             14.01          26.17          208,320             0.90                    --
          --            (2.35)             12.42          (7.48)         191,464             0.90                    --
          --            (1.02)             15.76          68.72          211,494             0.91                    --
          --             (.60)             10.21         (17.43)         122,622             0.94                    --
      $   --          $  (.21)           $ 23.20          35.73%     $   925,751             0.75%                   --
          --            (1.16)             17.31           7.25          225,984             0.81                    --
          --            (2.06)             17.30          20.16          145,331             0.86                    --
          --            (1.02)             16.30          14.41           77,445             0.91                    --
          --            (1.00)             15.18          55.35           80,316             0.89                    --
          --            (1.39)             10.65         (11.52)          54,560             0.88                    --
      $   --          $ (1.46)           $ 14.57          21.02%     $    84,514             0.90%                   --
          --            (1.44)             13.50           4.80           59,390             1.04                    --
          --             (.50)             14.31          11.99           59,884             0.88                    --
          --             (.76)             13.24           7.06           63,974             0.84*                   --
          --             (.91)             13.10          30.18           43,066             0.93*                   --
          --            (1.31)             10.84         (13.00)          23,453             1.01*                   --
      $   --          $  (.67)           $ 11.21          14.56%     $   222,998             0.70%*                  --
          --            (1.17)             10.41          (3.14)         162,221             0.77*                   --
          --             (.93)             11.92          13.98          164,382             0.72*                   --
          --            (1.05)             11.35          12.14           65,420             0.77*                   --
          --             (.84)             11.11          20.01           40,486             0.86*                   --
          --             (.92)             10.03           4.03           24,341             1.22*                   --
      $   --          $  (.53)           $  8.82           6.82%     $   105,007             0.38%*                1.46%
        (.05)           (1.13)              8.77           2.53          115,891             0.38*                 1.26
          --             (.91)              9.68           5.18          135,189             0.43*                  .69
          --             (.28)             10.09           3.72++        186,523             0.35*+                1.19+
      $   --          $  (.06)           $  1.00           5.66%     $    64,492             0.61%*                  --
          --             (.03)              1.00           3.53           60,024             0.67*                   --
          --             (.03)              1.00           2.68           46,879             0.71*                   --
          --             (.04)              1.00           3.67           55,244             0.69*                   --
          --             (.06)              1.00           6.25           57,093             0.66                    --
          --             (.08)              1.00           8.02           49,968             0.66                    --


        RATIO OF NET
      INVESTMENT INCOME
       TO AVERAGE NET        PORTFOLIO
         ASSETS (%)         TURNOVER (%)
-------------------------------------------
             1.31%*              74.86%
             0.87*               41.80
             1.53%*              14.01%
             1.09*               28.70
             1.28*               15.70
             1.98                24.67
             1.76                18.63
             2.82*               28.28
            (0.30)%              87.94%
               --               115.89
             0.11               170.85
             0.14                83.83
             0.32                97.64
             0.74                95.95
             0.23%               51.65%
             0.24                72.89
             0.24                93.24
             0.12                69.33
             0.47                89.99
             1.18               162.43
             3.00%              135.93%
             2.66               150.94
             2.48                50.20
             3.11*               19.68
             3.61*               32.60
             3.96*               31.41
             7.11%*              88.69%
             6.29*              150.99
             6.19*              119.92
             7.30*               52.54
             8.12*               58.45
             8.30*               90.99
             6.19%*           3,107.53%
             4.61*              895.76
             4.19*            1,212.20
             3.79*+           2,759.70
             5.42%*                N/A
             3.38*                 N/A
             2.58*                 N/A
             3.39*                 N/A
             5.70                  N/A
             7.54                  N/A

(1) For the period November 1, 1993 (commencement of operations) through October 31, 1994.
(2) Effective April 1, 1993, Harbor International Fund appointed Northern Cross Investments Limited as its Subadviser.
(3) Effective January 1, 1993, Harbor Growth Fund appointed Nicholas Applegate Capital Management as its Subadviser.
(4) Effective May 1, 1990, Harbor Capital Appreciation Fund appointed Jennison Associates Capital Corp. as its Subadviser.
(5) Harbor Value Fund appointed Richards & Tierney, Inc. and DePrince, Race, & Zollo, Inc. as its Subadvisers effective November 1, 1993 and April 20, 1995, respectively.
(6) For the period January 1, 1992 (commencement of operations) through October 31, 1992.
 + Annualized
++ Not Annualized

HARBOR SHORT DURATION FUND
STATEMENT OF CASH FLOWS

                                                                                                  FOR THE PERIOD
                                                                                                 NOVEMBER 1, 1994
                                                                                                     THROUGH
                                                                                                 OCTOBER 31, 1995
                                                                                                 ----------------
Cash flows used for operating activities:
  Interest (excluding net amortization of $1,046,792).........................................   $     7,263,363
  Operating expenses paid.....................................................................          (386,732)
  Interest paid...............................................................................        (1,444,682)
  Purchase of long-term portfolio investments.................................................      (681,400,577)
  Proceeds from disposition of long-term portfolio investments................................       637,191,284
  Purchase of short-term portfolio investments................................................    (3,507,408,560)
  Proceeds from disposition of short-term portfolio investments...............................     3,500,845,475
  Purchase of securities sold short...........................................................      (101,245,278)
  Proceeds from securities sold short.........................................................       123,619,619
  Net cash used for futures contracts.........................................................          (327,484)
  Net cash used for forward currency contracts................................................          (289,068)
  Cash used for interest purchased............................................................        (4,801,774)
  Cash provided by interest sold..............................................................         4,683,054
  Cash provided by other assets...............................................................             5,131
                                                                                                 ---------------
    NET CASH USED FOR OPERATING ACTIVITIES....................................................       (23,696,229)
                                                                                                 ---------------
Cash flows provided by financing activities:
  Cash provided from issuance of shares of capital stock......................................       522,264,113
  Cash used to repurchase shares of capital stock.............................................      (534,637,259)
  Cash dividends paid.........................................................................           (16,637)
  Cash provided from reverse repurchase agreements............................................       513,072,313
  Cash used to liquidate reverse repurchase agreements........................................      (478,100,438)
                                                                                                 ---------------
    NET CASH PROVIDED BY FINANCING ACTIVITIES.................................................        22,582,092
Net decrease in cash..........................................................................        (1,114,137)
                                                                                                 ---------------
Cash at beginning of year.....................................................................               284
Foreign currency at beginning of year, at cost................................................         1,192,084
                                                                                                 ---------------
Total cash at beginning of year...............................................................         1,192,368
Cash at end of year...........................................................................            78,204
Foreign currency at end of year, at cost......................................................                27
                                                                                                 ---------------
    Total cash at end of year.................................................................   $        78,231
                                                                                                 ===============
RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH USED FOR
  OPERATING ACTIVITIES:
Net increase in net assets resulting from operations..........................................   $     7,130,864
                                                                                                 ---------------
  Increase in investments.....................................................................       (53,671,772)
  Decrease in securities sold short...........................................................        22,507,731
  Change in unrealized depreciation -- net....................................................          (401,607)
  Decrease in receivables for securities sold.................................................        20,424,713
  Increase in interest receivable.............................................................          (543,492)
  Decrease in receivable for variation margin on futures contract.............................             3,401
  Decrease in receivable for forward currency contracts.......................................             6,655
  Decrease in other assets....................................................................             5,131
  Decrease in payable for securities purchased................................................       (19,319,755)
  Increase in accrued expense and other liabilities...........................................           161,902
                                                                                                 ---------------
    Total adjustments.........................................................................       (30,827,093)
                                                                                                 ---------------
Net cash used for operating activities........................................................   $   (23,696,229)
                                                                                                 ===============

    The accompanying notes are an integral part of the financial statements.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 1995

NOTE 1--ORGANIZATIONAL MATTERS

     Harbor Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company, consisting of a series of eight diversified investment portfolios (the "Funds"), each of which is represented by a separate series of shares of beneficial interest and having an unlimited number of shares authorized. As of October 31, 1995, the Trust consisted of the following funds: Harbor International Growth Fund, Harbor International Fund, Harbor Growth Fund, Harbor Capital Appreciation Fund, Harbor Value Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

SECURITY VALUATION

     Equity securities are valued at the last sale price on an exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") system or, in the case of unlisted securities or listed securities for which there were no sales on the valuation day, the mean between the closing bid and asked price. Securities listed or traded on foreign exchanges are valued at the last sale price on that exchange on the valuation day, or if no sale occurs, at the official bid price (both the last sale price and official bid price are determined as of the close of the London Foreign Exchange).

     Except for Harbor Money Market Fund, debt securities, other than short-term securities with a remaining maturity of less than sixty days, are valued at prices furnished by a pricing service, selected by the adviser, which determines valuations for normal institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with a remaining maturity of less than sixty days are stated at amortized cost which approximates value. Open futures contracts are valued based on the last sale price on the exchange on which such futures are principally traded.

     Securities for which there are no such prices are valued at their fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees.

     Securities of the Harbor Money Market Fund are valued utilizing the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

FUTURES CONTRACTS

     A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     Each Fund (excluding the Money Market Fund) may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values. Futures contracts tend to increase or decrease the Fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms.

OPTIONS

     Each Fund (excluding the Money Market Fund) may use options contracts to manage its exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Options contracts tend to increase or decrease the Fund's exposure to the underlying instrument, or hedge other fund investments.

     When a Fund purchases an option, the premium paid by the Fund is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently "marked-to-market" to reflect the option's current market value. Purchased options are valued at the last sale price on the market on which it is principally traded. If the purchased option expires, the Fund realizes a loss in the amount of the premium. If the Fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether the proceeds from the sale are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

     When a Fund writes an option, the premium received by the Fund is presented in the Fund's Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. Written options are valued at the last sale price or, in the absence of a sale, the last offering price on the market on which it is principally traded. If an option expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

     The risk in writing a call is that the Fund relinquishes the opportunity to profit if the market price of the underlying security increases and the option is exercised. In writing a put option, the Fund assumes the risk of incurring a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is a risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market, or if the counterparties do not perform under the contracts' terms.

OPTIONS ON FUTURES CONTRACTS

     The valuation, accounting principles and risks involved with options on futures are similar to those described above relating to options purchased or written directly on the underlying debt securities. In addition, upon exercise, the premium paid would decrease the unrealized gain or increase the unrealized loss on the futures.

PURCHASED INTEREST RATE CAP AGREEMENTS

     Harbor Bond Fund and Harbor Short Duration Fund may purchase interest rate caps for hedging purposes in order to seek to increase total return. A purchased interest rate cap is an agreement to receive periodic interest payments, based on a notional principal amount, to the extent that a specified interest index rises above a specified interest rate in exchange for the premium paid. When a Fund purchases an interest rate cap, the premium paid by the Fund is amortized to income over the life of the cap (or over the life of the investment(s) hedged by the cap, if shorter) on a straight line basis. Interest rate caps are marked-to-market daily based on quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Assets and Liabilities. Periodic payments of interest, if any, are reported as interest income in the Statement

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

of Operations. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     Because there is no organized market for these agreements, the value reported in the Statement of Assets and Liabilities may differ from that which would be realized in the event the Fund terminated its position in the agreement. Entering into these agreements involves, to varying degrees, elements of credit, interest rate and market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there is no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be adverse changes in interest rates and unfavorable changes in the price of the security or index underlying these transactions.

TBA PURCHASE COMMITMENTS

     Bond Fund enters into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitment will not fluctuate more than 2.0% from the principal amount. The Fund holds, and maintains until the settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above.

     Although the Fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio, the Fund may dispose of a commitment prior to settlement if the Fund's Subadviser deems it appropriate to do so.

TBA SALE COMMITMENTS

     Bond Fund enters into "TBA" sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment (deliverable on or before the sale commitment date), are held as "cover" for the transaction.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

     Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain and loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities upon the unit price established at the date the commitment was entered into.

FORWARD CURRENCY CONTRACTS

     Each Fund may enter into forward foreign currency contracts in order to manage currency exposure. A forward currency contract is an agreement between two parties to buy and sell currencies at a set price on a future date. The U.S. dollar value of the contracts is determined using forward currency exchange rates supplied by a pricing service. The contract is "marked-to-market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Purchases and sales of forward currency contracts having the same settlement date and broker are offset and any realized gain or loss is recognized on the date of offset; otherwise a gain or loss is recognized upon settlement. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened; however, management of the Fund believes the likelihood of such loss is remote.

FOREIGN CURRENCY TRANSLATIONS

     The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars based on the current exchange rates at period end. Purchases and sales of securities are translated into U.S. dollars at the current exchange rate on the respective dates of the transaction. Income and withholding taxes are translated at the prevailing exchange rates when accrued or incurred.

     Effective November 1, 1994, the Funds adopted Statement of Position (SOP) 93-4: Foreign Currency Accounting and Financial Statement Presentation for Investment Companies. In accordance with this SOP, reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED investments in securities are not isolated in the Statement of Operations from the effects of changes in market prices of these securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

REPURCHASE AGREEMENTS

     The Trust's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. The value of the underlying assets at the time of purchase is required to be at least equal to the repurchase price to protect the Fund in the event of default by the seller.

SECURITIES TRANSACTIONS

     Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses on security transactions are determined on the basis of identified cost for both federal income tax and financial reporting purposes.

INVESTMENT INCOME

     Dividends declared are accrued on the ex-dividend date, except that, for Harbor International Growth Fund and Harbor International Fund, certain dividends are recorded as soon as the Fund is notified of the ex-dividend date. Interest income is accrued daily as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the straight-line method. Discount on zero coupon bonds is accreted using the effective yield method.

DISTRIBUTION TO SHAREHOLDERS

     Distributions are recorded on the ex-dividend date.

EXPENSES

     Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocations of direct expense to each Fund can be otherwise fairly made.

DEFERRED ORGANIZATION COSTS

     Certain costs incurred by Harbor International Growth Fund and Harbor Short Duration Fund in connection with its organization and its registration with the Securities and Exchange Commission and with various states aggregated approximately $33,000 and $21,000, respectively. These costs are being amortized on a straight-line basis over a five-year period from the commencement of operations of the Fund.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--CONTINUED
FEDERAL TAXES

     Each Fund is treated as a separate entity for federal tax purposes. Each Fund's policy is to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income within the prescribed time. It is also the intention of each Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held or excise tax on income and capital gains.

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS

     Purchases and sales of investments, other than short-term securities, for each Fund for the year ended October 31, 1995 were as follows:

                                             PURCHASES                         SALES
                                    ----------------------------    ----------------------------
                                        U.S.                            U.S.
              FUND                   GOVERNMENT        OTHER         GOVERNMENT        OTHER
---------------------------------   ------------    ------------    ------------    ------------
Harbor International Growth......   $    --         $104,248,698    $    --         $ 64,027,713
Harbor International.............        --          560,752,221         --          409,371,765
Harbor Growth....................        --          116,651,658         --          152,248,909
Harbor Capital Appreciation......     16,063,100     750,024,039       1,864,225     256,129,223
Harbor Value.....................        --          102,052,602         --           88,178,524
Harbor Bond......................    148,680,715      55,433,007     108,056,782      45,166,219
Harbor Short Duration............    607,409,473      51,680,196     572,466,913      44,332,098

     Harbor Money Market's purchases and sales (including maturities) of investment securities (all short term obligations) aggregated $1,880,520,097 and $1,885,548,463, respectively.

     Harbor Short Duration Fund engages in short-selling which obligates the Fund to replace the security borrowed by purchasing it at the market price at the time of replacement. Until the security is replaced, the Fund is required to pay to the lender any accrued interest and may be required to pay a premium. The Fund would realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would incur a loss as a result of the short sale if the price of the security increases between those dates. Until the Fund replaces the borrowed security, it will maintain a segregated account of cash and/or U.S. Government securities with its custodian sufficient to cover its short position.

     Harbor Bond Fund enters into forward sale commitments to sell a specified security at a specified price on a specified future date. The forward sales that create short positions are accounted for as short sells as described above.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS--CONTINUED

     Transactions in futures contracts during the year ended October 31, 1995 are summarized as follows:

                                                         PURCHASES OF                     SALES OF
                                                       FUTURES CONTRACTS              FUTURES CONTRACTS
                                                  ---------------------------    ---------------------------
                                                          U.S. BONDS                     U.S. BONDS
                                                  ---------------------------    ---------------------------
                                                  NUMBER OF      AGGREGATE       NUMBER OF      AGGREGATE
                                                  CONTRACTS     FACE VALUE       CONTRACTS     FACE VALUE
                                                  ---------   ---------------    ---------   ---------------
HARBOR BOND FUND
  Contracts outstanding at beginning of
    period......................................       349     $  34,900,000       --              --
  Contracts opened..............................     2,633       263,300,000       --              --
  Contracts closed..............................    (2,357)     (235,700,000)      --              --
                                                  --------    --------------     -------     --------------
  Open at 10/31/95..............................       625     $  62,500,000       --              --
                                                  ========    ==============     =======     ==============
HARBOR SHORT DURATION FUND
  Contracts outstanding at beginning of
    period......................................        75     $  15,000,000          22      $   2,200,000
  Contracts opened..............................       347        45,400,000         849         89,700,000
  Contracts closed..............................      (222)      (40,400,000)       (516)       (56,400,000)
                                                  --------    --------------     -------     --------------
  Open at 10/31/95..............................       200     $  20,000,000         355      $  35,500,000
                                                  ========    ==============     =======     ==============

                                                         PURCHASES OF                     SALES OF
                                                       FUTURES CONTRACTS              FUTURES CONTRACTS
                                                  ---------------------------    ---------------------------
                                                         FOREIGN BONDS                  FOREIGN BONDS
                                                  ---------------------------    ---------------------------
                                                  NUMBER OF      CURRENCY        NUMBER OF      CURRENCY
                                                  CONTRACTS       AMOUNT         CONTRACTS       AMOUNT
                                                  ---------   ---------------    ---------   ---------------
HARBOR BOND FUND
  Contracts outstanding at beginning of
    period......................................    --         $    --             --              --
  Contracts opened..............................    1,100        135,000,000       --              --
  Contracts closed..............................     (900)      (105,000,000)      --              --
                                                  -------     --------------
  Open at 10/31/95..............................      200      $  30,000,000       --              --
                                                  =======     ==============     ======      ==============
HARBOR SHORT DURATION FUND
  Contracts outstanding at beginning of
    period......................................    --         $    --             --         $    --
  Contracts opened..............................        5          1,250,000         98          24,500,000
  Contracts closed..............................    --              --              (98)        (24,500,000)
                                                  -------     --------------     ------      --------------
  Open at 10/31/95..............................        5      $   1,250,000       --         $    --
                                                  =======     ==============     ======      ==============

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS--CONTINUED
SECURITIES LENDING

     The market value of securities on loan to broker/dealers at October 31, 1995, and the securities collateralizing such loans, were:

                                                            MARKET VALUE      MARKET VALUE
                                                             OF LOANED        OF COLLATERAL
                             FUND                            SECURITIES        SECURITIES
     ----------------------------------------------------   ------------    -----------------
     Harbor International Growth.........................   $  7,355,362      $   7,733,345
     Harbor International................................    156,453,571        167,600,470

     The Fund receives securities issued or guaranteed by the U.S. Government or its agencies, cash or letters of credit as collateral against the loaned securities in an amount at least equal to 100% of the current market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. At October 31, 1995 all collateral received was cash and was subsequently invested in cash equivalents.

WRITTEN OPTIONS

     Transactions in written options for the year ended October 31, 1995 are summarized as follows:

                                                                        OPTIONS WRITTEN
                                                                  ----------------------------
                                                                     U.S. TREASURY FUTURES
                                                                  ----------------------------
                                                                  NUMBER OF        AGGREGATE
                                                                  CONTRACTS       FACE VALUE
                                                                  ---------      -------------
HARBOR BOND FUND
  Options outstanding at beginning of period...................        300       $  30,000,000
  Options opened...............................................      2,000         200,000,000
  Options closed...............................................     (2,000)       (200,000,000)
                                                                  --------       -------------
  Open at 10/31/95.............................................        300       $  30,000,000
                                                                  ========       =============

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

NOTE 3--INVESTMENT PORTFOLIO TRANSACTIONS--CONTINUED

                                                                       OPTIONS WRITTEN
                                                                ------------------------------
                                                                       FOREIGN FUTURES
                                                                ------------------------------
                                                                NUMBER OF         CURRENCY
                                                                CONTRACTS          AMOUNT
                                                                ---------      ---------------
HARBOR BOND FUND
  Options outstanding at beginning of period.................        500       $   500,000,000
  Options opened.............................................      2,265         2,265,000,000
  Options closed.............................................     (1,500)       (1,500,000,000)
  Options expired............................................     (1,000)       (1,000,000,000)
                                                                --------       ---------------
  Open at 10/31/95...........................................        265       $   265,000,000
                                                                ========       ===============

NOTE 4--FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER

     Harbor Capital Advisors, Inc. ("Harbor"), an indirect wholly-owned subsidiary of Owens-Illinois, Inc., is the Trust's investment adviser and is also responsible for administrative and other services. Separate advisory agreements for each Fund were in effect during the year ended October 31, 1995. The agreements provide for fees based on an annual percentage rate of average daily net assets as follows:

                                                                  ANNUAL
                                                                PERCENTAGE       FEES
                               FUND                                RATE         EARNED
     --------------------------------------------------------   ----------    -----------
     Harbor International Growth.............................      0.75%      $   655,678
     Harbor International....................................      0.85%       26,318,745
     Harbor Growth...........................................      0.75%        1,035,019
     Harbor Capital Appreciation.............................      0.60%        3,073,982
     Harbor Value............................................      0.60%          411,395
     Harbor Bond.............................................      0.70%        1,318,022
     Harbor Short Duration...................................      0.40%          435,320
     Harbor Money Market.....................................      0.30%          196,587

     Harbor has from time to time agreed not to impose all or a portion of its advisory fees and bear a portion of the expenses incurred in the operation of certain Funds in order to limit Fund expenses. During the year ended October 31, 1995, Harbor agreed not to impose advisory fees of $88,294, $471,474, $217,937, and $78,676, relating to Harbor International Growth Fund, Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund, respectively; and Harbor and Northern

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

NOTE 4--FEES AND OTHER TRANSACTIONS WITH AFFILIATES--CONTINUED
Cross Investments Limited agreed not to impose $1,068,227 of the advisory fee for Harbor International Fund.

DISTRIBUTOR

     HCA Securities, Inc., a wholly-owned subsidiary of Harbor Capital Advisors, Inc., is the distributor for Harbor Fund shares. Harbor Fund does not reimburse the distributor for expenses.

SHAREHOLDERS

     On October 31, 1995, Harbor, HCA Securities, Inc., Harbor Transfer, Inc., and various employee benefit plans of Owens-Illinois, Inc. held the following shares of beneficial interest in the Funds:

                                                         HARBOR, HCA      BENEFIT PLANS OF
                                                       SECURITIES AND      OWENS-ILLINOIS,
                          FUND                         HARBOR TRANSFER          INC.
     -----------------------------------------------   ---------------    -----------------
     Harbor International Growth....................        100,811              155,220
     Harbor International...........................              4            1,580,169
     Harbor Growth..................................         17,071            6,069,077
     Harbor Capital Appreciation....................              6            1,910,328
     Harbor Value...................................              6            1,821,821
     Harbor Bond....................................              7            1,609,456
     Harbor Short Duration..........................      1,405,636            9,474,280
     Harbor Money Market............................         38,211           18,640,139

TRANSFER AGENT

     Harbor Transfer, Inc., a wholly-owned subsidiary of Harbor Capital Advisors, Inc., is the shareholder servicing agent for the Funds. Fees incurred for these transfer agent services for the year ended October 31, 1995 totalled $3,915,034.

"NON-INTERESTED" TRUSTEES

     The fees and expenses of the non-interested Trustees allocated to each Fund are shown on each Fund's Statement of Operations. Trustees' fees and expenses for all Funds aggregated $100,328 for the year ended October 31, 1995.

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

NOTE 4--FEES AND OTHER TRANSACTIONS WITH AFFILIATES--CONTINUED
CUSTODIAN

     Payments to the custodian have been reduced by balance credits applied to each portfolio for the year ended October 31, 1995. For the Harbor International Growth Fund, Harbor International Fund, Harbor Growth Fund, Harbor Capital Appreciation Fund, Harbor Value Fund, Harbor Bond Fund, Harbor Short Duration Fund, and Harbor Money Market Fund the reduction amounted to $1,772, $11,285, $1,386, $16,229, $535, $2,018, $17,213, and $2,084, respectively.

NOTE 5--BORROWINGS

     Short Duration Fund enters into reverse repurchase agreements with third party broker-dealers. The Fund may use reverse repurchase agreements to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities bought may decline below the repurchase price of securities sold. Activity in reverse repurchase agreements by the Short Duration Fund for the year ended October 31, 1995 is as follows:

                                                            MAXIMUM     AVERAGE DAILY
                                                            AMOUNT         AMOUNT          AVERAGE
                                    BALANCE     AVERAGE   OUTSTANDING    OUTSTANDING    INTEREST RATE
      CATEGORY OF AGGREGATE        AT END OF    INTEREST  DURING THE     DURING THE      DURING THE
      SHORT-TERM BORROWINGS         PERIOD       RATE       PERIOD         PERIOD          PERIOD
--------------------------------- -----------   -------   -----------   -------------   -------------
Reverse repurchase agreements
  with maturity dates from
  8/15/98 thru 12/31/99.......... $56,399,375    5.77%    $59,129,597    $ 23,999,198       5.53%

NOTE 6--COMMITMENTS AND CONTINGENCIES

     In connection with its former fidelity bond and directors and officers errors and omissions liability insurance policy, the Trust, on behalf of each Fund, must maintain for five years a "reserve premium" representing approximately 100% of its allocated annual premium for each Fund. Such amounts are included in "Other assets" in each Fund's Statement of Assets and Liabilities.

NOTE 7--TAX INFORMATION

     The amount and character of income and net realized gains to be distributed are determined in accordance with income tax rules and regulations, which may differ from generally accepted

HARBOR FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

NOTE 7--TAX INFORMATION--CONTINUED
accounting principles. These differences are attributable to permanent book and tax accounting differences. Reclassifications are made to the Funds' capital accounts to reflect income and net realized gains available for distribution (or available capital loss carryovers) under income tax rules and regulations. For the year ended October 31, 1995, the Funds reclassified the following amounts:

                                                   UNDISTRIBUTED     ACCUMULATED
                                                   NET INVESTMENT    NET REALIZED     PAID-IN
                                                   (LOSS) INCOME     GAIN (LOSS)      CAPITAL
                                                  ----------------   ------------   ------------
Harbor International Growth Fund................           6,641           10,204        (16,845)
Harbor International Fund.......................      (1,601,667)       2,055,114       (453,447)
Harbor Growth Fund..............................         211,347         (211,347)            --
Harbor Capital Appreciation Fund................         (16,366)          22,056         (5,690)
Harbor Value Fund...............................          12,875          (13,230)           355
Harbor Bond Fund................................         435,640         (450,313)        14,673
Harbor Short Duration Fund......................         614,597       20,322,391    (20,936,988)

     At October 31, 1995, Harbor Short Duration Fund had capital loss carryforwards of approximately $5,578,000, $13,538,000 and $2,000, which may be available to offset future realized capital gains, if any. These amounts will expire October 31, 2001, October 31, 2002 and October 31, 2003, respectively.

     At October 31, 1995 Harbor International Growth Fund had capital loss carryforwards of approximately $65,058 and $3,162,965, which may be available to offset future realized capital gains, if any. These amounts will expire on October 31, 2002 and October 31, 2003, respectively.

     At October 31, 1995 Harbor Bond Fund had a capital loss carryforward of approximately $1,957,911 which may be available to offset future realized capital gains, if any. This amount will expire October 31, 2002. A capital loss of $4,985,470 was utilized during the year ended October 31, 1995.

     The identified cost for federal income tax purposes of investments owned by each Fund (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at October 31, 1995 were as follows:

                                                              GROSS UNREALIZED          NET UNREALIZED
                                                        -----------------------------   APPRECIATION/
            NAME OF FUND              IDENTIFIED COST   APPRECIATION   (DEPRECIATION)   (DEPRECIATION)
------------------------------------  ---------------   ------------   --------------   --------------
Harbor International Growth Fund....  $   107,302,997   $ 15,560,556    $  (2,613,917)   $  12,946,639
Harbor International Fund...........    2,462,857,598    892,617,312      (99,654,914)     792,962,398
Harbor Growth Fund..................      106,770,461     33,075,277       (1,673,010)      31,402,267
Harbor Capital Appreciation Fund....      723,286,961    205,409,475      (11,477,946)     193,931,529
Harbor Value Fund...................       79,441,526      6,865,732       (2,084,994)       4,780,738
Harbor Bond Fund....................      228,945,882      3,651,604       (2,713,242)         938,362
Harbor Short Duration Fund..........      189,862,819        585,747       (1,761,133)      (1,175,386)

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND
BOARD OF TRUSTEES OF
HARBOR FUND

     In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations, of changes in net assets and of cash flows, and the financial highlights present fairly, in all material respects, the financial position of each of the eight Funds constituting the Harbor Fund, (hereafter referred to as the "Trust") at October 31, 1995, and the results of each of their operations, the changes in each of their net assets, the cash flows for the Harbor Short Duration Fund, and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
December 14, 1995

HARBOR FUND
ADDITIONAL INFORMATION

ADDITIONAL FEDERAL TAX INFORMATION

     Harbor Value Fund designates 42% of its distributions from investment company taxable income for the fiscal year as qualifying for the dividends received deduction for corporate shareholders. The Fund paid a long-term capital gain dividend of $2,598,041 or $.51 per share on December 27, 1994.

     The Form 1099 you receive in January, 1996 for each of the Funds will show the tax status of all distributions paid to your account in calendar year 1995.

ADDITIONAL INFORMATION

     On August 3, 1995 a special meeting of shareholders of Harbor Value Fund was held for the purpose of voting on the following:

     1: To approve or disapprove the Subadvisory Agreement by and among the Trust, on behalf of Harbor Value Fund, Harbor Capital Advisors, Inc. and DePrince, Race & Zollo, Inc. ("DRZ"), the Fund's subadviser, under which DRZ will manage a portion of the Fund's assets ("Proposal 1").

     2: To approve or disapprove an amendment to a fundamental investment restriction of Harbor Value Fund ("Proposal 2").

     The results of the vote on Proposal 1 were as follows:

                                                                               % OF
                                                                            OUTSTANDING    % OF SHARES
                          VOTE                             NO. OF SHARES      SHARES          VOTED
--------------------------------------------------------   -------------    -----------    -----------
Affirmative.............................................     4,154,819         81.28%          98.25%
Against.................................................        56,088          1.10            1.33
Abstain.................................................        17,590          0.34             .42
                                                           -------------    -----------    -----------
  TOTAL: ...............................................     4,228,497         82.72%         100.00%

     The results of the vote on Proposal 2 were as follows:

                                                                               % OF
                                                                            OUTSTANDING    % OF SHARES
                          VOTE                             NO. OF SHARES      SHARES          VOTED
--------------------------------------------------------   -------------    -----------    -----------
Affirmative.............................................     4,092,062         80.05%          96.77%
Against.................................................       109,159          2.14            2.58
Abstain.................................................        27,276          0.53             .65
                                                           -------------    -----------    -----------
  TOTAL: ...............................................     4,228,497         82.72%         100.00%

        (This document must be preceded or accompanied by a Prospectus.)

TRUSTEES AND OFFICERS                                    SHAREHOLDER SERVICING AGENT

Ronald C. Boller            Chairman, President and      Harbor Transfer, Inc.
Howard P. Colhoun           Trustee                      P.O. Box 2282
John P. Gould               Trustee                      Toledo, Ohio 43603-2282
Rodger F. Smith             Trustee                      1-800-422-1050
Constance L. Souders        Trustee
                            Secretary and Treasurer      CUSTODIAN
                                                         State Street Bank and Trust
                                                         Company
INVESTMENT ADVISER                                       P.O. Box 1713
Harbor Capital Advisors,                                 Boston, MA 02105
  Inc.
One SeaGate
Toledo, OH 43666                                         INDEPENDENT ACCOUNTANTS
                                                         Price Waterhouse LLP
                                                         160 Federal Street
DISTRIBUTOR AND                                          Boston, MA 02110
PRINCIPAL UNDERWRITER
HCA Securities, Inc.                                     LEGAL COUNSEL
One SeaGate                                              Hale and Dorr
Toledo, OH 43666                                         60 State Street
(419) 247-2477                                           Boston, MA 02109


                              (HARBOR FUND LOGO)

196,000/12/95                                              (RECYCLED PAPER LOGO)

                                  HARBOR FUND

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

  a. Financial Statements:
        Included in Part A of this Registration Statement:

          Financial Highlights for each series of Harbor Fund as of October 31, 1995.

        Incorporated by reference in Part B of this Registration Statement:

          Portfolio of Investments as of October 31, 1995.


          Statement of Assets and Liabilities as of October 31, 1995.


          Statement of Operations for the year ended October 31, 1995.


          Statement of Changes in Net Assets for the fiscal years ended October 31, 1994 and October 31, 1995;


          Report of Independent Accountants dated December 14, 1995.


  b. Exhibits:

      (4)1.  (a)    Amended and Restated Declaration of Trust dated October 7, 1986.
      (4)    (b)    Form of Establishment and Designation of Series of Shares of Beneficial
                      Interest, Par Value $.01 Per Share.
      (5)    (c)    Amendment of Declaration of Trust dated November 3, 1987.
      (9)    (d)    Amended and Restated Establishment and Designation of Series of Shares of
                      Beneficial Interest, Par Value $.01 Per Share dated May 1, 1990.
     (1)0    (e)    Amended and Restated Establishment and Designation of Series of Shares of
                      Beneficial Interest, Par Value $.01 Per Share dated November 1, 1991.
     (1)2    (f)    Amended and Restated Establishment and Designation of Series of Shares of
                      Beneficial Interest $0.01 Par Value Per Share dated December 31, 1991.
     (1)4    (g)    Form of Agreement and Declaration of Trust.
     (1)5    (h)    Establishment and Designation of Series of Shares of Beneficial Interest,
                      Par Value $.01 Per Share.
             (i)    Amendment of Agreement and Declaration of Trust dated September 9, 1994.
     (1)2.   (a)    By-laws dated May 20, 1986.
     (1)4    (b)    Form of Amended and Restated By-laws.
        3.   Inapplicable.
     (3)4.   Specimen Certificate.
     (6)5.   (a)    Investment Advisory Agreement--Harbor Growth Fund.
     (6)     (b)    Investment Advisory Agreement--Harbor International Fund.
     (6)     (c)    Investment Advisory Agreement--Harbor Capital Appreciation Fund.

------------

      (1)    Filed with the Registration Statement on May 20, 1986.
      (2)    Filed with Pre-Effective Amendment No. 1 on October 16, 1986.
      (3)    Filed with Pre-Effective Amendment No. 2 on November 7, 1986.
      (4)    Filed with Post-Effective Amendment No. 3 on October 20, 1987.
      (5)    Filed with Post-Effective Amendment No. 4 on December 24, 1987.
      (6)    Filed with Post-Effective Amendment No. 5 on July 18, 1988.
      (7)    Filed with Post-Effective Amendment No. 6 on February 2, 1989.
      (8)    Filed with Post-Effective Amendment No. 8 on February 28, 1990.
      (9)    Filed with Post-Effective Amendment No. 9 on December 31, 1990.
     (1)0    Filed with Post-Effective Amendment No. 10 on November 1, 1991.
     (1)1    Filed with Post-Effective Amendment No. 11 on December 27, 1991.
     (1)2    Filed with Post-Effective Amendment No. 12 on June 30, 1992.
     (1)3    Filed with Post-Effective Amendment No. 13 on December 30, 1992.
     (1)4    Filed with Post-Effective Amendment No. 14 on April 16, 1993.
     (1)5    Filed with Post-Effective Amendment No. 15 on August 27, 1993.

      (6)5.  (d)    Investment Advisory Agreement--Harbor Value Fund.
      (6)    (e)    Investment Advisory Agreement--Harbor Bond Fund.
      (6)    (f)    Investment Advisory Agreement--Harbor Money Market Fund.
     (14)    (g)    Subadvisory Contract--Harbor International Fund.
      (6)    (h)    Subadvisory Contract--Harbor Value Fund.
      (7)    (i)    Subadvisory Contract--Harbor Bond Fund.
      (6)    (j)    Subadvisory Contract--Harbor Money Market Fund.
      (9)    (k)    Subadvisory Contract--Harbor Capital Appreciation Fund.
      (9)    (l)    Amendment to Subadvisory Contract--Harbor Capital Appreciation Fund.
      (9)    (m)    Amendment to Subadvisory Contract--Harbor Value Fund.
      (9)    (n)    Amendment to Subadvisory Contract--Harbor Bond Fund.
      (9)    (o)    Amendment to Subadvisory Contract--Harbor Money Market Fund.
     (10)    (p)    Form of Investment Advisory Agreement--Harbor Short Duration Fund.
     (10)    (q)    Form of Subadvisory Contract--Harbor Short Duration Fund.
     (13)    (r)    Form of Subadvisory Contract--Harbor Growth Fund.
     (16)    (s)    Form of Investment Advisory Agreement--Harbor International Growth Fund
     (15)    (t)    Form of Subadvisory Contract--Harbor International Growth Fund
     (15)    (u)    Form of Subadvisory Contract--Harbor Value Fund
     (15)    (v)    Form of Subadvisory Contract--Harbor Value Fund
     (17)    (w)    Form of Subadvisory Contract--Harbor Value Fund
     (17)    (x)    Form of Subadvisory Contract--Harbor Bond Fund
             (y)    Form of Subadvisory Contract--Harbor Value Fund
      (1)6.           Form of Distribution Agreement.
         7.           Inapplicable.
      (2)8.  (a)      Form of Custodian Agreement.
      (2)    (b)(1)   Fee schedule for Exhibit 8(a).
     (10)    (b)(2)   Fee schedule for Exhibit 8(a).
     (15)    (b)(3)   Fee schedule for Exhibit 8(a).
     (16)    (b)(4)   Fee schedule for Exhibit 8(a).
             (b)(5)   Fee schedule for Exhibit 8(a).
             (c)      Amendment to Custodian Agreement.
     (10)9.  (a)(1)   Form of Transfer Agent and Service Agreement.
     (10)    (a)(2)   Fee Schedule for Exhibit 9(a)(1).
     (14)    (a)(3)   Amendment to Transfer Agency and Service Agreement.
     (15)    (a)(4)   Fee Schedule for Exhibit 9(a)(1).
      (2)    (b)      Subscription Agreement between Owens-Illinois Master Retirement Trust and the Registrant.
     (13)10.  Opinion and Consent of Counsel as to legality of shares being registered (filed with
               Rule 24f-2 Notice).
         11.  Consent of Independent Accountants.
         12.  1995 Annual Report to Shareholders is incorporated by reference to Form N30D (File
               No. 811-04676) filed on December 21, 1995.
      (2)13.  Investment Representation Letter relating to initial capital.
         14.  Inapplicable.
         15.  Inapplicable.


------------


 (1)  Filed with the Registration Statement on May 20, 1986.
 (2)  Filed with Pre-Effective Amendment No. 1 on October 16, 1986.
 (3)  Filed with Pre-Effective Amendment No. 2 on November 7, 1986.
 (4)  Filed with Post-Effective Amendment No. 3 on October 20, 1987.
 (5)  Filed with Post-Effective Amendment No. 4 on December 24, 1987.
 (6)  Filed with Post-Effective Amendment No. 5 on July 18, 1988.
 (7)  Filed with Post-Effective Amendment No. 6 on February 2, 1989.
 (8)  Filed with Post-Effective Amendment No. 8 on February 28, 1990.
 (9)  Filed with Post-Effective Amendment No. 9 on December 31, 1990.
(10)  Filed with Post-Effective Amendment No. 10 on November 1, 1991.
(11)  Filed with Post-Effective Amendment No. 11 on December 27, 1991.
(12)  Filed with Post-Effective Amendment No. 12 on June 30, 1992.
(13)  Filed with Post-Effective Amendment No. 13 on December 30, 1992.
(14)  Filed with Post-Effective Amendment No. 14 on April 16, 1993.
(15)  Filed with Post-Effective Amendment No. 15 on August 27, 1993.
(16)  Filed with Post-Effective Amendment No. 17 on February 25, 1994.
(17)  Filed with Post-Effective Amendment No. 18 on December 29, 1994.

    (11)16.  (a)      Schedule of Computation of Performance Quotations.
    (12)     (b)      Schedule of Computation of Performance Quotations for Harbor Short Duration
                        Fund.
    (16)     (c)      Schedule of Computation of Performance Quotations for Harbor International
                        Growth Fund.
        17.          Not Applicable.
    (16)18.          Power of Attorney.
        27.          Financial Data Schedules.


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT


  As of December 14, 1995, an Owens-Illinois Master Retirement Trust pension portfolio owned beneficially and of record, 38% and 84% of the outstanding shares of beneficial interest of Harbor Growth Fund and Harbor Short Duration Fund, respectively.



  As of December 14, 1995, the Owens-Illinois 401(k) Trust owned beneficially and of record, 29%, 30% and 29% of the outstanding shares of beneficial interest of Harbor Growth Fund, Harbor Value Fund and Harbor Money Market Fund, respectively.



ITEM 26. NUMBER OF HOLDERS OF SECURITIES (AS OF OCTOBER 31, 1995)



                                                                                          (2)
                                                                                         NUMBER
                                       (1)                                                 OF
                                 TITLE OF CLASS                                       SHAREHOLDERS
---------------------------------------------------------------------------------     ------------
Shareholders of beneficial interest, Harbor International Growth Fund............       3,717
Shareholders of beneficial interest, Harbor International Fund...................      59,908
Shareholders of beneficial interest, Harbor Growth Fund..........................       1,615
Shareholders of beneficial interest, Harbor Capital Appreciation Fund............      18,931
Shareholders of beneficial interest, Harbor Value Fund...........................         994
Shareholders of beneficial interest, Harbor Bond Fund............................       5,599
Shareholders of beneficial interest, Harbor Short Duration Fund..................         260
Shareholders of beneficial interest, Harbor Money Market Fund....................       3,513


ITEM 27. INDEMNIFICATION

  The Registrant maintains directors and officers insurance which, subject to the terms, conditions and deductibles of the policy, covers Trustees and officers of the Registrant while acting in their capacities as such. The coverage under this policy is $7,000,000. The issuer of the policy is the Chubb Custom Insurance Company, Chubb Group of Insurance Companies.

ITEM 28. BUSINESS OR OTHER CONNECTIONS OF INVESTMENT ADVISER

  The business of Harbor Capital Advisors, Inc. is summarized under "The Adviser, Subadvisers and Distributor" in the Prospectus constituting Part A of this Registration Statement, which summary is incorporated herein by reference.

  The business or other connections of each director and officer of Harbor Capital Advisors, Inc. is currently listed in the investment adviser registration on Form ADV for Harbor Capital Advisors, Inc. (File No. 801-20374) and is hereby incorporated herein by reference thereto.

  Northern Cross Investments Limited is a subadviser to Registrant's investment adviser. The business or other connections of each director and officer of Northern Cross Investments Limited is currently listed in the investment adviser registration on Form ADV for Northern Cross Investments Limited (File No. 801-42997) and is hereby incorporated by reference thereto.

  Nicholas-Applegate Capital Management, a California limited partnership, is a subadviser to Registrant's investment adviser. The business or other connections of each director, officer or partner of

Nicholas-Applegate Capital Management is currently listed in the investment adviser registration on Form ADV for Nicholas-Applegate Capital Management (File No. 801-21442) and is hereby incorporated by reference thereto.

  Richards & Tierney, Inc. is a subadviser to Registrant's investment adviser. The business or other connections of each director and officer of Richards & Tierney, Inc. is currently listed in the investment adviser registration on Form ADV for Richards & Tierney, Inc. (File No. 801-22646) and is hereby incorporated herein by reference thereto.

  Pacific Investment Management Company is a subadviser to Registrant's investment adviser. The business or other connections of each director and officer of Pacific Investment Management Company is currently listed in the investment adviser registration on Form ADV for Pacific Investment Management Company (File No. 801-7260) and is hereby incorporated by reference thereto.

  Fischer Francis Trees & Watts, Inc. is a subadviser to Registrant's investment adviser. The business and other connections of each director and officer of Fischer Francis Trees & Watts, Inc. is currently listed in the investment adviser registration on Form ADV for Fischer Francis Trees & Watts, Inc. (File No. 801-10577) and is hereby incorporated by reference thereto.

  Jennison Associates Capital Corp. is a subadviser to Registrant's investment adviser. The business or other connections of each director or officer of Jennison Associates Capital Corp. is currently listed in the investment adviser registration on Form ADV for Jennison Associates Capital Corp. (File No. 801-5608) and is hereby incorporated by reference thereto.


  DePrince, Race & Zollo, Inc. is a subadviser to Registrant's investment adviser. The business or other connections of each director or officer of DePrince, Race & Zollo, Inc. is currently listed in the investment adviser registration on Form ADV for DePrince, Race & Zollo, Inc. (File No. 801-48779) and is hereby incorporated by reference thereto.


ITEM 29. PRINCIPAL UNDERWRITER

  (a) None

  (b)

                                                             POSITIONS AND           POSITIONS AND
                                                              OFFICES WITH            OFFICES WITH
             NAME                 BUSINESS ADDRESS            UNDERWRITER              REGISTRANT
  ---------------------------   ---------------------   ------------------------   ------------------
  Ronald C. Boller...........   One SeaGate             President, Treasurer,      Chairman,
                                Toledo, Ohio 43666      Secretary and              President
                                                        Director                   and Trustee
  Janice D. Osthimer.........   One SeaGate             Director                   None
                                Toledo, Ohio 43666
  Constance L. Souders.......   One SeaGate             Director                   Secretary and
                                Toledo, Ohio 43666                                 Treasurer

  (c) Inapplicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


  Certain accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained at the offices of the Registrant, Harbor Capital Advisors, Inc., HCA Securities, Inc., and Harbor Transfer, Inc. each of which is located at One SeaGate, Toledo, Ohio 43666; Jennison Associates Capital Corp., 466 Lexington Avenue, New York, New York 10017; Northern Cross Investments Limited, Clarendon House, 2 Church Street, Hamilton, Bermuda HMDX; Nicholas-Applegate Capital Management, Suite 2900, 600 West Broadway, San Diego, California 92101; DePrince, Race & Zollo, Inc., 201 Orange Avenue, Suite 850,

Orlando, Florida 32801; Richards & Tierney, Inc., 111 W. Jackson Blvd., Chicago, Illinois 60604; Pacific Investment Management Company, 840 Newport Center Drive, Newport Beach, California 92660; Fischer Francis Trees & Watts, Inc., 200 Park Avenue, New York, New York 10166. Records relating to the duties of the Registrant's custodian are maintained by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110.


ITEM 31. MANAGEMENT SERVICES

  Inapplicable.

ITEM 32. UNDERTAKINGS

  (a) Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

  (b) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Post-Effective Amendment No. 19 to the Registration Statement ("Amendment"), to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Toledo, the State of Ohio, on the 27th day of December, 1995.


                                            HARBOR FUND

                                            By: /s/  RONALD C. BOLLER
                                                -------------------------------
                                                RONALD C. BOLLER,
                                                PRESIDENT

  Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed below by the following persons in the capacities and on the dates indicated.


                  SIGNATURES                               TITLE                    DATE
-----------------------------------------------   ------------------------   ------------------
            /s/ RONALD C. BOLLER                  Chairman and President     December 27, 1995
       --------------------------------           (Principal Executive
                RONALD C. BOLLER                  Officer) and Trustee



            /s/ CONSTANCE L. SOUDERS              Treasurer (Principal       December 27, 1995
       --------------------------------           Financial and
                CONSTANCE L. SOUDERS              Accounting Officer)


            /s/ JOHN P. GOULD*                    Trustee                    December 27, 1995
       --------------------------------
                JOHN P. GOULD

            /s/ HOWARD P. COLHOUN*                Trustee                    December 27, 1995
       --------------------------------
               HOWARD P. COLHOUN

            /s/ RODGER F. SMITH*                  Trustee                    December 27, 1995
       --------------------------------
                RODGER F. SMITH


-------------------------
* Executed by Ronald C. Boller pursuant to a power of attorney filed with Post-Effective Amendment No. 17.

                                  HARBOR FUND

                  INDEX TO EXHIBITS IN REGISTRATION STATEMENT


   NO.                                        EXHIBIT                                    PAGE
----------   -------------------------------------------------------------------------   -----
5.(y)        Subadvisory Contract--Harbor Value Fund..................................
8.(b)(5)     Fee schedule for Exhibit 8(a)............................................
8.(c)        Amendment to Custodian Contract..........................................
11.          Consent of Independent Accountants.......................................
27.          Financial Data Schedules.................................................